 As filed with the Securities and Exchange Commission on February 1, 1996
                                                       Registration No. 33-13954
================================================================================
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                  FORM 485APOS

            REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

              Pre-Effective Amendment No. ________          [   ]

                Post-Effective Amendment No. 17            [X]

                                    and/or

     REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [   ]

                      Amendment No. 18                [X]

(Check appropriate box or boxes)

                              Pacific Select Fund
              (Exact Name of Registrant as Specified in Charter)

       700 Newport Center Drive, P.O. Box 7500, Newport Beach, CA  92660
             (Address of Principal Executive Offices )  (Zip Code)

                Registrant's Telephone Number:  (714) 640-3326

                               Sharon A. Cheever
                   Vice President and Investment Counsel of
                     Pacific Mutual Life Insurance Company
                           700 Newport Center Drive
                             Post Office Box 9000
                           Newport Beach, CA  92660
                    (Name and Address of Agent for Service)

                                  Copies to:

                            Jeffrey S. Puretz, Esq.
                            Dechert Price & Rhoads
                        1500 K Street, N.W., Suite 500
                            Washington, D.C.  20005

[X] It is proposed that this filing will become effective on April 1, 1996 pursuant to paragraph (a)(2) of Rule 485.

The Registrant has registered an indefinite number of shares under the Securities Act of 1933 pursuant to Rule 24f-2 under the Investment Company Act of 1940. The Registrant will file its Notice pursuant to Rule 24f-2 for the fiscal year ending December 31, 1995, on or before February 28, 1996.
================================================================================

                             CROSS-REFERENCE SHEET
                             REQUIRED BY RULE 495
                       UNDER THE SECURITIES ACT OF 1933


                                    PART A

Form N-1A
Item Number          Caption in Prospectus

    1.               Prospectus front cover

    2.               Prospectus Synopsis

    3.               Financial Highlights

    4. Investment Objectives and Policies; Description of Securities and Investment Techniques; Investment Restrictions; Other Information

    5.               Management of the Fund; Portfolio Transactions

    6.               Other Information

    7.               Purchase of Shares

    8.               Redemption of Shares

    9.               N/A

                                    PART B

Form N-1A            Caption in Statement
Item Number          of Additional Information

   10.               Statement of Additional Information front cover

   11.               Table of Contents

   12.               N/A

   13.               Description of Securities and Investment Techniques;
                     Investment Restrictions

   14.               Management of the Fund

   15.               Portfolio Transactions and Brokerage

   16.               Investment Adviser; Portfolio Management Agreements

   17.               Portfolio Transactions and Brokerage

   18.               Description of Securities and Investment Techniques

   19.               Purchases and Redemptions

   20.               Taxation

   21.               Distribution of Fund Shares

   22.               Performance Information

   23.               Financial Statements

PART C

Form N-1A
Item Number          Caption in Part C

   24.               Financial Statements and Exhibits

   25.               Persons Controlled by or Under Common Control with
                     Registrant

   26.               Number of Holders of Securities

   27.               Indemnification

   28.               Business and Other Connections of Investment Adviser

   29.               Principal Underwriters

   30.               Location of Accounts and Records

   31.               Management Services

   32.               Undertakings

                                                     PACIFIC SELECT FUND

                                                      700 NEWPORT CENTER
                                                            DRIVE
                                                   NEWPORT BEACH, CA 92660

  [LOGO OF PACIFIC SELECT FUND]

  Pacific Select Fund (the "Fund") is a mutual fund that currently offers fourteen separate portfolios (each a "Portfolio"). The Portfolios serve as the investment medium for variable life insurance policies and variable annuity contracts (the "Variable Contracts") issued or administered by Pacific Mutual Life Insurance Company ("Pacific Mutual" or the "Adviser") or Pacific Corinthian Life Insurance Company ("Pacific Corinthian"). You can instruct Pacific Mutual or Pacific Corinthian to allocate cash value under your Variable Contract to investment options funded by an account known as a "Separate Account," which invests in the Portfolios. Your allocation rights are described in the accompanying Prospectus for the Separate Account.

  The fourteen Portfolios of the Fund are as follows:

      The Money Market Portfolio*              The Equity Income
          The High Yield Bond                      Portfolio
               Portfolio                      The Multi-Strategy
       The Managed Bond Portfolio                  Portfolio
       The Government Securities            The Equity Portfolio***
               Portfolio                      The Bond and Income
         The Growth Portfolio**                  Portfolio***
         The Aggressive Equity            The Equity Index Portfolio
               Portfolio                       The International
        The Growth LT Portfolio                    Portfolio
                                             The Emerging Markets
                                                   Portfolio

  This Prospectus contains information about the investment objective and policies of each Portfolio and related information. You should carefully consider a Portfolio's investment objective and policies and potential risks before investing.

  THE FUND'S SHARES INVOLVE INVESTMENT RISK, INCLUDING LOSS OF PRINCIPAL, AND ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY, ANY BANK. THE FUND'S SHARES ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY.

  This Prospectus sets forth concisely the information a prospective investor should know before investing in the Fund. A Statement of Additional Information ("SAI"), dated , 1996 containing additional and more detailed information about the Fund has been filed with the Securities and Exchange Commission and is hereby incorporated by reference into this Prospectus. The SAI is available without charge and may be obtained by writing to the Fund at the address printed above or calling the Fund at (800) 800-7681.

--------

* Investment in the Money Market Portfolio (or in any other Portfolio) is neither insured nor guaranteed by the U.S. Government.

** The Growth Portfolio is not available for variable annuity contracts issued on or after January 1, 1994 or administered by Pacific Corinthian. See "How Do You Purchase Shares of the Fund?" on page 30.

*** The Equity Portfolio and Bond and Income Portfolio are not available for variable life insurance policies.

                               ----------------
   THIS  PROSPECTUS SHOULD BE  READ IN CONJUNCTION  WITH THE PROSPECTUS  OF
       THE SEPARATE  ACCOUNT, WHICH  ACCOMPANIES THIS  PROSPECTUS. BOTH
           PROSPECTUSES SHOULD BE  READ CAREFULLY  AND RETAINED FOR
                               FUTURE REFERENCE.

                               ----------------
 THESE  SECURITIES HAVE NOT  BEEN APPROVED OR  DISAPPROVED BY THE  SECURITIES
   AND EXCHANGE COMMISSION NOR HAS  THE COMMISSION PASSED UPON THE ACCURACY
     OR ADEQUACY  OF THIS PROSPECTUS. ANY REPRESENTATION TO  THE CONTRARY
                           IS A CRIMINAL OFFENSE.

                  THE DATE OF THIS PROSPECTUS IS      , 1996.

                               TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
THE FUND'S PORTFOLIOS AT A GLANCE..........................................   1
CONDENSED FINANCIAL INFORMATION............................................   1
THE PORTFOLIOS: INVESTMENT OBJECTIVES AND POLICIES.........................   4
  General..................................................................   4
  Money Market Portfolio...................................................   4
  High Yield Bond Portfolio................................................   5
  Managed Bond Portfolio...................................................   6
  Government Securities Portfolio..........................................   7
  Growth Portfolio.........................................................   8
  Aggressive Equity Portfolio..............................................   8
  Growth LT Portfolio......................................................   9
  Equity Income Portfolio..................................................  10
  Multi-Strategy Portfolio.................................................  11
  Equity Portfolio.........................................................  12
  Bond and Income Portfolio................................................  12
  Equity Index Portfolio...................................................  13
  International Portfolio..................................................  14
  Emerging Markets Portfolio...............................................  15
  All Portfolios: Diversification and Changes in Policies..................  17
SECURITIES AND INVESTMENT TECHNIQUES.......................................  17
  Derivatives..............................................................  17
  Mortgage-Related Securities..............................................  17
  High Yield Bonds.........................................................  19
  Small Capitalization Stocks..............................................  19
  Borrowing................................................................  19
  Illiquid and Restricted Securities.......................................  20
  Precious Metals-Related Securities.......................................  20
  Foreign Securities.......................................................  20
  Forward Foreign Currency Contracts.......................................  21
  Options..................................................................  22
  Foreign Currency Options.................................................  22
  Swap Agreements..........................................................  23
  Spread Transactions......................................................  23
  Futures Contracts and Futures Options....................................  24
ORGANIZATION AND MANAGEMENT OF THE FUND....................................  25
MORE ON THE FUND'S SHARES..................................................  30
OTHER INFORMATION ABOUT THE FUND...........................................  32
TOTAL RETURN...............................................................  34
APPENDIX...................................................................  34
  Description of Bond Ratings..............................................  34

                       THE FUND'S PORTFOLIOS AT A GLANCE

  A summary of the highlights of Pacific Select Fund's Portfolios appears below. THIS CHART IS ONLY A SUMMARY. YOU SHOULD ALSO READ THE COMPLETE DESCRIPTIONS OF EACH PORTFOLIO'S INVESTMENT OBJECTIVES AND POLICIES, WHICH BEGINS ON PAGE 4, AND RELATED INFORMATION. Pacific Mutual has retained other investment advisory firms as Portfolio Managers for twelve of the Portfolios of the Fund.

                                                           PRIMARY INVESTMENTS            INVESTMENT ADVISER/
    PORTFOLIO                 OBJECTIVE                (UNDER NORMAL CIRCUMSTANCES)        PORTFOLIO MANAGER

 Money Market     Current income consistent            Highest quality money         Pacific Mutual
                  with preservation of capital         market instruments
-------------------------------------------------------------------------------------------------------------------
 High Yield Bond  High level of current income         Intermediate and long-        Pacific Mutual
                                                       term, high-yielding,
                                                       lower and medium quality
                                                       (high risk) fixed-income
                                                       securities
-------------------------------------------------------------------------------------------------------------------
 Managed Bond     Maximize total return                Investment grade              Pacific Investment
                  consistent with prudent              marketable debt               Management Company
                  investment management                securities. Will
                                                       normally maintain an
                                                       average portfolio
                                                       duration of 3-6 years.
-------------------------------------------------------------------------------------------------------------------
 Government       Maximize total return                U.S. Government               Pacific Investment
  Securities      consistent with prudent              securities including          Management Company
                  investment management                futures and options
                                                       thereon and high-grade
                                                       corporate debt
                                                       securities. Will
                                                       normally maintain an
                                                       average portfolio
                                                       duration of 3-6 years.
-------------------------------------------------------------------------------------------------------------------
 Growth           Growth of capital                    Common stock                  Capital Guardian Trust Company
-------------------------------------------------------------------------------------------------------------------
 Aggressive       Capital appreciation                 Stocks of small- and          Columbus Circle Investors
  Equity                                               medium-size companies
-------------------------------------------------------------------------------------------------------------------
 Growth LT        Long-term growth of capital          Common stock                  Janus Capital Corporation
                  consistent with the
                  preservation of capital
-------------------------------------------------------------------------------------------------------------------
 Equity Income    Long-term growth of capital          Dividend paying common        J.P. Morgan Investment
                  and income                           stock                         Management Inc.
-------------------------------------------------------------------------------------------------------------------
 Multi-Strategy   High total return                    Equity and fixed income       J.P. Morgan Investment
                                                       securities                    Management Inc.
-------------------------------------------------------------------------------------------------------------------
 Equity           Capital appreciation                 Common stocks and             Greenwich Street Advisors
                                                       securities convertible        Division of Smith Barney
                                                       into or exchangeable for      Mutual Funds Management Inc.
                                                       common stocks
-------------------------------------------------------------------------------------------------------------------
 Bond and         High level of current income         Investment grade debt         Greenwich Street Advisors
  Income          consistent with prudent investment   securities                    Division of Smith Barney
                  management and                                                     Mutual Funds Management Inc.
                  preservation of capital
-------------------------------------------------------------------------------------------------------------------
 Equity Index     Provide investment results that      Stocks included in the        Bankers Trust Company
                  correspond to the total return       S&P 500
                  performance of common stocks
                  publicly traded in the U.S.
-------------------------------------------------------------------------------------------------------------------
 International    Long-term capital                    Equity securities of          Templeton Investment
                  appreciation                         corporations domiciled        Counsel, Inc.
                                                       outside the United
                                                       States
-------------------------------------------------------------------------------------------------------------------
 Emerging Markets Long-term growth of capital          Common stocks of              Blairlogie Capital Management
                                                       companies domiciled in
                                                       emerging market
                                                       countries

                        CONDENSED FINANCIAL INFORMATION

  The following tables present condensed financial information about each Portfolio of the Fund. The tables present historical information based upon a single share outstanding through each fiscal year and for the six month period ended June 30, 1995. The information in the tables for the years 1990 through 1994 is included and can be read in conjunction with the Fund's financial statements, which are in the Fund's Annual Report dated as of December 31, 1994. These financial statements have been audited by Deloitte & Touche LLP, independent public accountants, except for information with respect to the Equity Portfolio and Bond and Income Portfolio for years prior to 1994, which was audited by other independent public accountants. The Annual Report, which is available without charge, contains more information about the Fund's performance. Information for the period ended June 30, 1995 has not been audited and can be read in conjunction with the Fund's unaudited financial statements as of and for the period ended June 30, 1995, which are in the Fund's Semi-Annual Report dated as of June 30, 1995.

  [Updated financial data as of and for the year ended December 31, 1995 will be provided in a post-effective amendment to the Fund's registration statement as a 485(b) filing on or before April 1, 1996, the date of effectiveness of this filing.]

                              FINANCIAL HIGHLIGHTS

----------------------------------------------------------------------------------------------------------------------------------
                                               Investment Activities                               Distributions

Six Months        Net Asset                    Net Realized      Total
Ended 6/30/95     Value,        Net            and Unrealized    from           Dividends (from    Distributions
and Years         Beginning     Investment     Gain (Loss)       Investment     Net Investment     (from Capital      Total
Ended 12/31       of Period     Income         on Securities     Operations     Income)            Gains)             Distribution
----------------------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

1995                $10.03         $0.28           $(0.01)           $0.27           $0.28             $0.00             $0.28
1994                  9.99          0.33             0.04             0.37            0.33              0.00              0.33
1993                  9.96          0.23             0.03             0.26            0.23              0.00              0.23
1992                  9.94          0.29             0.02             0.31            0.29              0.00              0.29
1991                  9.94          0.56             0.00             0.56            0.56              0.00              0.56
1990                  9.82          0.79            (0.03)            0.76            0.64              0.00              0.64
1989                  9.81          0.82             0.01             0.83            0.82              0.00              0.82
1988(1)              10.00          0.58            (0.01)            0.57            0.76              0.00              0.76
----------------------------------------------------------------------------------------------------------------------------------

HIGH YIELD BOND PORTFOLIO

1995                $ 8.91         $0.36           $ 0.59            $0.95           $0.36             $0.00            $0.36
1994                  9.67          0.73            (0.70)            0.03            0.73              0.06             0.79
1993                  9.24          0.86             0.77             1.63            0.86              0.34             1.20
1992                  8.54          0.87             0.69             1.56            0.86              0.00             0.86
1991                  7.84          0.91             0.95             1.86            0.91              0.25             1.16
1990                  8.90          1.04            (1.01)            0.03            1.04              0.05             1.09
1989                  9.72          1.20            (0.79)            0.41            1.23              0.00             1.23
1988(1)              10.00          1.07            (0.26)            0.81            0.99              0.10             1.09
----------------------------------------------------------------------------------------------------------------------------------

MANAGED BOND PORTFOLIO

1995                $ 9.90         $0.32           $ 0.76            $1.08           $0.32             $0.00            $0.32
1994                 10.89          0.50            (0.98)           (0.48)           0.50              0.01             0.51
1993                 10.62          0.52             0.70             1.22            0.52              0.43             0.95
1992                 10.79          0.68             0.23             0.91            0.67              0.41             1.08
1991                 10.35          0.82             0.88             1.70            0.82              0.44             1.26
1990                 10.43          0.85            (0.01)            0.84            0.85              0.07             0.92
1989                  9.99          0.86             0.56             1.42            0.86              0.12             0.98
1988(1)              10.00          0.68             0.03             0.71            0.62              0.10             0.72
----------------------------------------------------------------------------------------------------------------------------------

GOVERNMENT SECURITIES PORTFOLIO
1995                $ 9.64         $0.28           $ 0.78            $1.06           $0.28             $0.00            $0.28
1994                 10.64          0.44            (0.99)           (0.55)           0.44              0.01             0.45
1993                 10.48          0.34             0.78             1.12            0.34              0.62             0.96
1992                 10.55          0.51             0.27             0.78            0.51              0.34             0.85
1991                 10.07          0.69             0.93             1.62            0.71              0.43             1.14
1990                 10.22          0.79            (0.02)            0.77            0.78              0.14             0.92
1989                  9.82          0.84             0.56             1.40            0.84              0.16             1.00
1988(1)              10.00          0.65             0.01             0.66            0.65              0.19             0.84
----------------------------------------------------------------------------------------------------------------------------------

GROWTH PORTFOLIO(3)
1995                $14.90         $0.07           $ 1.99            $2.06           $0.08             $0.00            $0.08
1994                 18.20          0.10            (2.01)           (1.91)           0.10              1.29             1.39
1993                 15.76          0.08             3.37             3.45            0.08              0.93             1.01
1992                 13.70          0.11             2.69             2.80            0.11              0.63             0.74
1991                 10.09          0.15             3.78             3.93            0.15              0.17             0.32
1990                 13.67          0.20            (2.39)           (2.19)           0.19              1.20             1.39
1989                 11.15          0.18             3.70             3.88            0.17              1.19             1.36
1988(1)(2)           10.00          0.00             1.53             1.53            0.02              0.36             0.38
----------------------------------------------------------------------------------------------------------------------------------

GROWTH LT PORTFOLIO

1995                $11.11         $0.03           $ 2.10            $2.13           $0.08             $0.01            $0.09
1994(4)              10.00          0.10             1.21             1.31            0.12              0.08             0.20
----------------------------------------------------------------------------------------------------------------------------------
                                                       Ratios/Supplemental Data

                                                                                       Ratio of Net
Six Months           Net Asset                                         Ratio of        Investment
Ended 6/30/95        Value,                        Net Assets, End     Expenses to     Income to        Portfolio
and Years            End of          Total         of Period           Average         Average Net      Turnover
Ended 12/31          Period          Return (8)    (in thousands)      Net Assets      Assets           Rate
------------------------------------------------------------------------------------------------------------------
MONEY MARKET PORTFOLIO

1995                 $10.02            2.78%          $ 97,311            0.55%*          5.59%*               N/A
1994                  10.03            3.76%            94,150            0.64%           3.94%                N/A
1993                   9.99            2.58%            33,910            0.65%           2.56%                N/A
1992                   9.96            3.22%            23,905            0.65%           3.13%                N/A
1991                   9.94            5.74%            14,502            0.65%           5.53%                N/A
1990                   9.94            7.92%            15,401            0.65%           7.57%                N/A
1989                   9.82            8.73%             4,252            1.00%           8.38%                N/A
1988(1)                9.81            5.85%             3,913            1.65%*          6.04%*               N/A
------------------------------------------------------------------------------------------------------------------

HIGH YIELD BOND PORTFOLIO

1995                 $ 9.50           10.78%          $ 46,806            0.83%*          8.92%*             95.29%
1994                   8.91            0.42%            25,338            0.88%           8.13%             141.86%
1993                   9.67           18.01%            16,017            0.75%           8.37%             185.83%
1992                   9.24           18.72%            14,152            0.75%           9.46%             186.23%
1991                   8.54           24.58%            10,356            0.75%          10.77%             149.20%
1990                   7.84            0.38%             8,288            0.75%          12.02%              69.59%
1989                   8.90            4.16%             8,208            0.95%          12.48%             121.76%
1988(1)                9.72            8.30%             7,871            1.65%*         10.63%*             69.14%
------------------------------------------------------------------------------------------------------------------

MANAGED BOND PORTFOLIO

1995                 $10.66           10.93%          $ 86,482            0.76%*          6.60%*             86.10%
1994                   9.90           (4.36)%           53,219            0.84%           5.04%             127.95%
1993                  10.89           11.63%            43,116            0.75%           4.74%             163.11%
1992                  10.62            8.68%            26,406            0.75%           6.39%              89.55%
1991                  10.79           17.03%            16,645            0.75%           7.74%              80.96%
1990                  10.35            8.52%            12,412            0.75%           8.32%              68.79%
1989                  10.43           14.74%            11,371            0.91%           8.36%             115.89%
1988(1)                9.99            7.11%             9,031            1.69%*          6.76%*            209.49%
------------------------------------------------------------------------------------------------------------------

GOVERNMENT SECURITIES PORTOFOLIO

1995                 $10.42           11.03%          $ 37,454            0.84%*          6.02%*            113.90%
1994                   9.64           (5.10)%           21,489            0.88%           4.29%             232.99%
1993                  10.64           10.79%            23,584            0.75%           3.15%             402.37%
1992                  10.48            7.52%            17,701            0.75%           4.95%             212.31%
1991                  10.55           16.67%            10,841            0.75%           6.90%             110.74%
1990                  10.07            8.01%             7,469            0.75%           7.87%              45.99%
1989                  10.22           14.61%             6,428            0.98%           8.22%             151.10%
1988(1)                9.82            6.65%             5,523            1.77%*          6.42%*            284.30%
------------------------------------------------------------------------------------------------------------------

GROWTH PORTFOLIO(3)

1995                 $16.88           13.86%          $111,131            0.80%*          0.97%*             17.52%
1994                  14.90          (10.49)%           81,451            0.86%           0.58%              40.42%
1993                  18.20           21.89%            77,405            0.71%           0.51%              35.08%
1992                  15.76           20.53%            34,747            0.75%           0.81%              39.97%
1991                  13.70           39.15%            13,482            0.75%           1.31%              31.48%
1990                  10.09          (17.30)%            6,351            0.75%           1.75%              41.18%
1989                  13.67           34.96%             5,896            0.97%            1.42%             65.35%
1988(1)(2)            11.15           15.31%             3,335            2.46%*           0.01%*            33.61%
------------------------------------------------------------------------------------------------------------------

GROWTH LT PORTFOLIO

1995                 $13.15           18.95%          $107,891            0.99%*          1.45%*             79.41%
1994(4)               11.11           13.25%            49,374            1.08%*          1.32%*            257.20%
------------------------------------------------------------------------------------------------------------------

                                                        (continued on next page)

                                    Investment Activities                                  Distributions
                          --------------------------------------  ----------------------------------------------------------------
Six Months     Net Asset              Net Realized    Total       Dividends       In excess
Ended 6/30/95  Value,     Net         and Unrealized  from        (from           of Net      Distributions  Return
and Years      Beginning  Investment  Gain (Loss)     Investment  Net Investment  Investment  (from Capital  of       Total
Ended 12/31    of Period  Income      on Securities   Operations  Income)         Income      Gains)         Capital  Distribution
-----------    ---------  ----------  -------------   ----------  --------------  ----------  -------------  -------  ------------

EQUITY INCOME PORTFOLIO(3)(6)

1995            $14.05      $0.13         $ 2.34        $ 2.47         $0.13         $0.00        $0.01       $0.00      $0.14
1994             15.52       0.20          (0.25)        (0.05)         0.20          0.00         1.22        0.00       1.42
1993             15.11       0.26           0.98          1.24          0.26          0.00         0.57        0.00       0.83
1992             14.74       0.19           0.59          0.78          0.19          0.00         0.22        0.00       0.41
1991             11.64       0.32           3.28          3.60          0.32          0.00         0.18        0.00       0.50
1990             13.11       0.32          (1.30)        (0.98)         0.32          0.00         0.17        0.00       0.49
1989             10.68       0.17           2.94          3.11          0.30          0.00         0.38        0.00       0.68
1988(1)          10.00       0.12           0.70          0.82          0.12          0.00         0.02        0.00       0.14
----------------------------------------------------------------------------------------------------------------------------------

MULTI-STRATEGY PORTFOLIO(3)(6)

1995            $11.73      $0.23         $ 1.44        $ 1.67         $0.23         $0.00        $0.00       $0.00      $0.23
1994             12.66       0.32          (0.51)        (0.19)         0.32          0.00         0.42        0.00       0.74
1993             12.18       0.35           0.77          1.12          0.35          0.00         0.29        0.00       0.64
1992             11.99       0.37           0.27          0.64          0.37          0.00         0.08        0.00       0.45
1991             10.14       0.46           1.93          2.39          0.45          0.00         0.09        0.00       0.54
1990             10.84       0.51          (0.66)        (0.15)         0.48          0.00         0.07        0.00       0.55
1989             10.35       0.57           1.82          2.39          0.59          0.00         1.31        0.00       1.90
1988(1)          10.00       0.34           0.34          0.68          0.32          0.00         0.01        0.00       0.33
----------------------------------------------------------------------------------------------------------------------------------

EQUITY PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)

1995            $14.20      $0.06         $ 1.50        $ 1.56         $0.06         $0.00        $0.00       $0.00      $0.06
1994             14.94       0.32          (0.74)        (0.42)         0.32          0.00         0.00        0.00       0.32
1993             14.39       0.22           1.90          2.12          0.22          0.00         0.81        0.54       1.57
1992             14.83       0.19           0.49          0.68          0.19          0.00         0.93        0.00       1.12
1991             11.71       0.33           3.12          3.45          0.33          0.00         0.00        0.00       0.33
1990             12.59       0.56          (0.88)        (0.32)         0.56          0.00         0.00        0.00       0.56
1989             10.37       0.82           2.23          3.05          0.83          0.00         0.00        0.00       0.83
1988             10.23       0.56           0.14          0.70          0.56          0.00         0.00        0.00       0.56
1987             14.17       0.36           0.12          0.48          0.38          0.00         4.04        0.00       4.42
1986             12.98       0.38           2.15          2.53          0.40          0.00         0.94        0.00       1.34
1985             10.65       0.34           2.71          3.05          0.39          0.00         0.33        0.00       0.72
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BOND AND INCOME PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE
FUND)

1995            $10.42      $0.41         $ 1.72        $ 2.13         $0.41         $0.00        $0.00       $0.00      $0.41
1994             13.05       0.83          (1.87)        (1.04)         0.83          0.00         0.53        0.23       1.59
1993             11.70       0.87           1.35          2.22          0.86          0.01         0.00        0.00       0.87
1992             11.69       0.89           0.01          0.90          0.89          0.00         0.00        0.00       0.89
1991             10.27       0.93           1.42          2.35          0.93          0.00         0.00        0.00       0.93
1990             10.93       0.97          (0.66)         0.31          0.97          0.00         0.00        0.00       0.97
1989             10.40       1.00           0.69          1.69          1.00          0.00         0.16        0.00       1.16
1988             10.75       1.01          (0.35)         0.66          1.01          0.00         0.00        0.00       1.01
1987             13.03       1.03          (1.17)        (0.14)         1.19          0.00         0.95        0.00       2.14
1986             11.81       1.12           1.36          2.48          0.97          0.00         0.29        0.00       1.26
1985             10.56       1.17           1.50          2.67          1.15          0.00         0.27        0.00       1.42
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EQUITY INDEX PORTFOLIO(3)

1995            $13.02      $0.16         $ 2.45        $ 2.61         $0.16         $0.00        $0.00       $0.00      $0.16
1994             13.24       0.30          (0.18)         0.12          0.30          0.00         0.04        0.00       0.34
1993             12.43       0.29           0.86          1.15          0.29          0.00         0.05        0.00       0.34
1992             11.98       0.29           0.53          0.82          0.29          0.00         0.08        0.00       0.37
1991(5)          10.00       0.30           2.16          2.46          0.30          0.00         0.18        0.00       0.48
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INTERNATIONAL PORTFOLIO(3)(7)

1995            $11.94      $0.14         $ 0.68        $ 0.82         $0.01         $0.00        $0.00       $0.00      $0.01
1994             12.09       0.07           0.30          0.37          0.07          0.00         0.45        0.00       0.52
1993              9.38       0.09           2.73          2.82          0.09          0.02         0.00        0.00       0.11
1992             10.59       0.15          (1.19)        (1.04)         0.17          0.00         0.00        0.00       0.17
1991              9.72       0.13           0.94          1.07          0.17          0.00         0.03        0.00       0.20
1990             12.44       0.16          (1.84)        (1.68)         0.16          0.00         0.88        0.00       1.04
1989             11.29       0.02           2.30          2.32          0.06          0.00         1.11        0.00       1.17
1988(1)          10.00       0.09           1.66          1.75          0.06          0.00         0.40        0.00       0.46
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                                                       Ratios/Supplemental Data
                     ---------------------------------------------------------------------------------------------
                                                                                       Ratio of Net
Six Months           Net Asset                                         Ratio of        Investment
Ended 6/30/95        Value,                        Net Assets, End     Expenses to     Income to        Portfolio
and Years            End of          Total         of Period           Average         Average Net      Turnover
Ended 12/31          Period          Return (8)    (in thousands)      Net Assets      Assets           Rate
-------------        ---------       ----------    ---------------     -----------     ------------     ----------

EQUITY INCOME PORTFOLIO(3)(6)

1995                  $16.38           17.59%          $126,970           0.87%*          1.82%*           53.70%
1994                   14.05           (0.28)%           75,083           0.94%           1.39%           134.57%
1993                   15.52            8.29%            33,356           0.75%           1.74%            27.67%
1992                   15.11            5.36%            22,021           0.75%           1.39%            18.52%
1991                   14.74           31.42%            12,117           0.76%           2.49%            17.43%
1990                   11.64           (7.54)%            5,974           0.75%           2.67%            17.63%
1989                   13.11           29.22%             5,449           1.02%           2.52%            24.89%
1988(1)                10.68            8.25%             3,292           2.45%*          1.21%*            8.15%
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MULTI-STRATEGY PORTFOLIO(3)(6)

1995                  $13.17           14.37%          $100,129           0.87%*          3.79%*          112.02%
1994                   11.73           (1.50)%           79,147           0.94%           2.78%           187.40%
1993                   12.66            9.25%            41,448           0.75%           3.01%            27.87%
1992                   12.18            5.57%            19,931           0.75%           3.36%            16.52%
1991                   11.99           24.03%            10,454           0.75%           4.30%            11.24%
1990                   10.14           (1.47)%            4,559           0.75%           4.77%            26.04%
1989                   10.84           23.42%             3,120           1.10%           4.38%            19.67%
1988(1)                10.35            6.85%             4,111           2.20%*          3.33%*           22.30%
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EQUITY PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE FUND)

1995                  $15.70           10.97%          $ 82,543           0.80%*          0.78%*          133.49%
1994                   14.20           (2.87)%           73,125           0.96%           2.19%           178.63%
1993                   14.94           16.06%            84,791           0.93%           1.52%           229.77%
1992                   14.39            6.30%            81,902           0.93%           1.30%           242.37%
1991                   14.83           29.77%           107,366           0.91%           2.52%           449.75%
1990                   11.71           (2.55)%          178,191           0.86%           4.63%           541.61%
1989                   12.59           30.12%           239,478           0.74%           7.01%           621.45%
1988                   10.37            7.19%           233,020           0.69%           5.41%           402.26%
1987                   10.23            2.18%           254,863           0.68%           2.58%           415.62%
1986                   14.17           20.92%           222,945           0.69%           2.75%           334.91%
1985                   12.98           30.02%            65,845           0.95%           3.62%           395.09%
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BOND AND INCOME PORTFOLIO (FORMERLY A SERIES OF PACIFIC CORINTHIAN VARIABLE
FUND)

1995                  $12.14           20.73%          $ 42,004           0.80%*          7.56%*           29.28%
1994                   10.42           (8.36)%           34,078           0.93%           7.25%            31.97%
1993                   13.05           19.39%            43,223           0.84%           6.86%            41.92%
1992                   11.70            8.09%            42,731           0.85%           7.67%            21.99%
1991                   11.69           24.32%            59,323           0.78%           8.70%           131.40%
1990                   10.27            3.27%           107,921           0.73%           9.35%            43.52%
1989                   10.93           17.04%           146,310           0.61%           9.30%           108.64%
1988                   10.40            6.37%           161,208           0.61%          10.05%            50.49%
1987                   10.75           (2.09)%          194,603           0.55%           9.20%           101.25%
1986                   13.03           21.39%           194,814           0.55%           8.71%           202.87%
1985                   11.81           27.61%            78,750           0.72%          10.12%           549.28%
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EQUITY INDEX PORTFOLIO(3)

1995                  $15.47           20.15%          $ 73,006           0.43%*          2.46%*            0.72%
1994                   13.02            1.05%            40,612           0.51%           2.37%             2.02%
1993                   13.24            9.38%            33,836           0.50%           2.34%             1.15%
1992                   12.43            6.95%            23,030           0.50%           2.53%             3.52%
1991(5)                11.98           24.88%            15,205           0.50%*          3.03%*            4.26%
-------------------------------------------------------------------------------------------------------------------

INTERNATIONAL PORTFOLIO(3)(7)

1995                  $12.75            6.95%          $118,067           1.11%*          3.04%*           10.16%
1994                   11.94            3.01%            75,971           1.22%           1.28%            52.22%
1993                   12.09           30.02%            30,574           1.04%           0.92%            46.48%
1992                    9.38           (9.78)%           19,402           1.05%           1.43%            38.99%
1991                   10.59           10.92%            18,239           1.04%           1.19%            69.71%
1990                    9.72          (13.48)%           14,266           1.05%           1.48%            69.24%
1989                   12.44           20.51%            15,735           1.20%           0.14%            94.35%
1988(1)                11.29           17.69%            13,980           1.69%*          0.84%*           62.48%
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                                                        (continued on next page)

--------
(1) Information is for the period from January 4, 1988 (commencement of operations) to December 31, 1988.

(2) The net investment income per share for the Growth Portfolio for the period from January 4, 1988 (commencement of operations) to December 31, 1988, has been calculated by dividing the Portfolio's net investment income by the average shares of beneficial interest outstanding during the period. Due to fluctuations in shares outstanding and in investment income during the period, this acceptable method derives a more accurate per share amount than the prescribed method.

(3) Prior years ratios of expenses to average net assets have been restated for comparative purposes to reflect expenses exclusive of foreign taxes on dividends which are reflected as a component of dividend income.

(4) Information is for the period from January 4, 1994 (commencement of operations) to December 31, 1994.

(5) Information is for the period from January 30, 1991 (commencement of operations) to December 31, 1991.

(6) J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income and Multi-Strategy Portfolios on January 1, 1994. Prior to January 1, 1994, a different firm served as Portfolio Manager.

(7) Templeton began serving as Portfolio Manager to the International Portfolio on January 1, 1994. Prior to January 1, 1994, a different firm served as Portfolio Manager.

(8) Total return includes reinvestment of dividends and distributions. Total return does not include deductions at the separate account or contract level for fees and charges that may be incurred under a variable contract.

*  Ratios are annualized.

              THE PORTFOLIOS: INVESTMENT OBJECTIVES AND POLICIES

GENERAL

  Each Portfolio of the Fund has its own investment objective and investment policies which are described below. There can be no assurance that any Portfolio will achieve its investment objective. YOU SHOULD CAREFULLY CONSIDER THE INVESTMENT OBJECTIVE, INVESTMENT POLICIES, AND POTENTIAL RISKS OF ANY PORTFOLIO BEFORE INVESTING. YOU SHOULD ALSO CAREFULLY CONSIDER AND CONSULT YOUR INVESTMENT PROFESSIONAL ON THE ALLOCATION OF YOUR INVESTMENT TO A PORTFOLIO OR PORTFOLIOS IN SEEKING YOUR FINANCIAL GOALS, AND CONSIDER THE APPROPRIATENESS OF ANY PORTFOLIO OR PORTFOLIOS AS A COMPLETE INVESTMENT PROGRAM. As with any security, a risk of loss is inherent in investment in the Fund's shares. Each Portfolio is subject to varying degrees of financial, market, and credit risks. Each Portfolio is subject to the risk of changing economic conditions.

  The different types of securities and investment techniques used by the individual Portfolios all have attendant risks of varying degrees. For example, for equity securities, there can be no assurance of capital appreciation and there is a substantial risk of market decline. For debt securities, there is a risk of market decline and there is the risk that the issuer of a security may not be able to meet its obligations on interest or principal payments at the time called for by an instrument. In addition, because the value of debt instruments generally rises and falls inversely with interest rates, the longer the maturity of a debt security, the more volatile it can be in terms of changes in value. Both equity and debt securities can also be subject to general economic conditions, company and industry earnings prospects and investor psychology.

  Certain types of investments and investment techniques common to one or more Portfolios are described in greater detail, including the risks of each, in this Prospectus under "Securities and Investment Techniques" and in the SAI.

MONEY MARKET PORTFOLIO

  INVESTMENT OBJECTIVE. Current income consistent with preservation of capital.

  INVESTMENT POLICIES. The Portfolio invests at least 95% of its total assets, measured at the time of investment, in a diversified portfolio of money market securities that are in the highest rating category for short term instruments, or, if not rated, are of equivalent quality. The Portfolio may also invest up to 5% of its total assets, measured at the time of investment, in money market securities that are in the second-highest rating category for short-term debt obligations, or, if not rated, are of equivalent quality. Money market securities in which the Portfolio may invest may include: (i) U.S. Government obligations; (ii) bank obligations;

(iii) commercial paper; (iv) short-term corporate debt securities; (v) savings and loan obligations; (vi) repurchase agreements involving these securities; and (vii) foreign securities--U.S. dollar denominated money market securities issued by foreign issuers and foreign branches of U.S. banks. The Portfolio may also lend its securities to brokers, dealers and other financial institutions to earn income.

  ELIGIBLE SECURITIES. The Portfolio may invest only in U.S. dollar denominated money market instruments that present minimal credit risk. The Adviser shall determine whether a security presents minimal credit risk under procedures adopted by the Fund's Board of Trustees that conform to Securities and Exchange Commission ("SEC") rules for money market funds.

  The Money Market Portfolio's investments are limited to securities that mature in 13 months or less from the date of purchase (except that securities held subject to repurchase agreements having terms of 13 months or less from the date of delivery may mature in excess of 13 months from such date). It is anticipated that the dollar-weighted average portfolio maturity of the Portfolio will not exceed 90 days. The Portfolio is subject to diversification standards applicable to money market funds under SEC rules.

  Unlike many money market funds that are offered to the public, the Fund's Money Market Portfolio does not attempt to maintain a stable net asset value of $1.00 per share.

HIGH YIELD BOND PORTFOLIO

  INVESTMENT OBJECTIVE. High level of current income.

  INVESTMENT POLICIES. The Portfolio invests primarily in a diversified portfolio of intermediate and long-term, high-yielding, lower and medium quality ("high risk") fixed-income securities, including corporate bonds and notes, convertible securities and preferred stock. Such securities will be rated Baa or lower by Moody's Investor Service, Inc. ("Moody's"), or BBB or lower by Standard & Poor's Corporation ("S&P"), or, if not rated by Moody's or S&P, be of equivalent investment quality as determined by the Adviser. These debt securities include high yield bonds that are commonly referred to as "junk bonds."

  The convertible securities in which the Portfolio may invest include debt securities convertible into or exchangeable for equity securities. The Portfolio may also invest in: (i) U.S. Government securities (including securities of U.S. agencies and instrumentalities); (ii) bank obligations;
(iii) commercial paper; (iv) repurchase and reverse repurchase agreements involving these securities; (v) foreign securities--U.S. dollar-denominated debt securities issued by foreign issuers and foreign branches of U.S. banks;
(vi) dividend-paying common stocks (including up to 10% of the market value of the Portfolio's total assets in warrants to purchase common stocks) that are considered by Pacific Mutual to be consistent with the investment objective of current income; and (vii) higher-quality corporate bonds.

  The Portfolio will hold short-term cash reserves (money market instruments maturing in 13 months or less) as Pacific Mutual believes is advisable to maintain liquidity or for temporary defensive purposes. During times that Pacific Mutual believes that adoption of a temporary defensive position is desirable due to prevailing market or economic conditions, the Portfolio may invest to a greater degree in U.S. Government securities, higher-quality corporate securities, and money market securities.

  OTHER TECHNIQUES. In seeking higher income or a reduction in principal volatility, the Portfolio may (1) purchase and sell put and call options on debt securities, (2) purchase or sell interest rate futures contracts and options on interest rate futures contracts, and (3) purchase, up to 5% of the Portfolio's total assets, covered spread options, which give the Portfolio the right to sell a security that it owns at a fixed dollar spread or yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The Portfolio may also lend its securities to brokers, dealers, and other financial institutions to earn income. Certain of these techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

  HIGH YIELD BONDS. In general, debt securities rated lower than Baa by Moody's or BBB by S&P or of equivalent quality ("high yield bonds") are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. See the Appendix for a description of Moody's and S&P ratings applicable to the fixed-income securities.

  In an effort to reduce credit risk, the Portfolio diversifies its holdings among many issuers. As of December 31, 1994, the Portfolio held securities of 59 corporate issuers, excluding short-term obligations. Based upon an average of the Portfolio's holdings at the end of each month in 1994, an average of approximately 85.5% of the Portfolio's holdings during 1994 were invested in bonds rated Ba or B by Moody's or rated BB or B by S&P or if unrated, determined to be of equivalent rating as determined by the Adviser. The asset composition after this time may or may not be the same as shown in 1994.

  VOLATILITY. Since shares of the Portfolio normally represent an investment primarily in securities with fluctuating market prices, an investor should understand that the value of the Portfolio's shares will vary as the aggregate value of the Portfolio's securities increases or decreases. Changes in the value of portfolio securities subsequent to their acquisition will normally not affect the Portfolio's income, but will be reflected in the net asset value of the Portfolio's shares. The Portfolio is intended for long-term investors who can accept the risks associated with investment in high yield securities.

MANAGED BOND PORTFOLIO

  INVESTMENT OBJECTIVE. Maximize total return consistent with prudent investment management.

  INVESTMENT POLICIES. The Portfolio will primarily invest in the following types of securities: obligations issued or guaranteed by the U.S. Government, its agencies, or instrumentalities; U.S. dollar-denominated corporate debt securities of domestic or foreign issuers; mortgage and other asset-backed securities; variable and floating rate debt securities; U.S. dollar-denominated obligations of foreign governments, foreign government agencies, and international agencies (such as the International Bank for Reconstruction and Development); and any of the following: high quality commercial paper, certificates of deposit, fixed time deposits and bankers' acceptances issued by domestic and foreign banks denominated in U.S. dollars, and repurchase and reverse repurchase agreements.

  The Portfolio, except as provided below, may invest only in securities rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, determined by the Portfolio Manager to be of comparable quality. The dollar-weighted average quality of all fixed-income securities held by the Portfolio will be A or higher as rated by Moody's and S&P. The Portfolio may also invest up to 10% of its assets in debt securities that are below investment grade, but rated B or higher by Moody's or S&P or, if not rated by Moody's or S&P, of equivalent quality. A security is generally of investment grade when rated in one of the top four categories of investment ratings as described by Moody's or S&P. In general, debt securities rated lower than Baa by Moody's or BBB by S&P or of equivalent quality ("high yield/high risk bonds") are not considered to be investment grade, and are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of such securities, see "High Yield Bonds." In the event that a security owned by the Portfolio is downgraded to below a rating of B, the Portfolio may nonetheless retain the security. See the Appendix for a description of Moody's and S&P ratings applicable to fixed income securities. For the year ended December 31, 1994, the amount of the Portfolio's average total assets, measured on the basis of month-end values, invested in debt securities rated less than investment grade was approximately 10.39%.

  SELECTION OF SECURITIES. The Portfolio invests in a diversified portfolio primarily consisting of long, intermediate, and short-term marketable debt securities. The proportion invested in each category of maturity can be expected to vary depending upon the evaluation of market patterns and trends by the Portfolio Manager. In selecting securities for the Portfolio, the Portfolio Manager will use economic forecasting, interest rate anticipation, credit and call risk analysis, and other security selection techniques. The proportion of the Portfolio's assets committed to investment in securities with particular characteristics of maturity, type, and coupon rate may vary based on the Portfolio Manager's outlook for the economy, the financial markets, and other factors.

  DURATION. The Portfolio will invest in a portfolio of securities of varying maturities and, under normal circumstances, will maintain an average portfolio duration of 3 to 6 years. Duration is one of the fundamental tools used by the Portfolio Manager in security selection. Historically, the maturity of a bond was used as a proxy for the sensitivity of a bond's price to changes in interest rates, otherwise known as a bond's "interest rate risk" or "volatility." According to this measure, the longer the maturity of a bond, the more its price will change for a given change in market interest rates. However, this method ignores the amount and timing of all cash flows from the bond prior to final maturity. Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. For point of reference, the maturity of a current coupon bond with a 3 year duration is approximately 3.5 years, and the maturity of a current coupon bond with a 6 year duration is approximately 9 years.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on debt securities. In addition, the Portfolio may purchase or sell interest rate futures contracts and options on interest rate futures contracts. The Portfolio may also lend its securities to brokers, dealers, and other financial institutions to earn income, and borrow money for temporary administrative or emergency purposes. In addition, the Portfolio may invest up to 20% of its assets in debt securities of foreign issuers which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts, options on foreign currency contracts, and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

GOVERNMENT SECURITIES PORTFOLIO

  INVESTMENT OBJECTIVE. Maximize total return consistent with prudent investment management.

  INVESTMENT POLICIES. The Portfolio invests primarily in securities that are obligations of or guaranteed by the U.S. Government, its agencies or instrumentalities. Among the securities the Portfolio may purchase are mortgage-backed securities guaranteed by the Government National Mortgage Association, the Federal Home Loan Mortgage Corporation, or the Federal National Mortgage Association.

  The Portfolio normally maintains at least 65% of its assets invested in U.S. Government securities (including futures contracts and options thereon and options relating to U.S. Government securities). The remainder of the Portfolio's assets may be invested in corporate debt securities of domestic issuers rated Aa or better by Moody's or AA or better by S&P, or, if not rated by Moody's or S&P, of comparable quality as determined by the Portfolio Manager, in mortgage-related securities, including collateralized mortgage obligations and mortgage-backed bonds, and in cash or high quality money market instruments. The Portfolio may increase the amount of its assets invested in money market securities during times that the Portfolio Manager believes that adoption of a temporary defensive position is desirable due to prevailing market or economic conditions.

  DURATION. The Portfolio invests in securities of varying maturities and, under normal circumstances, intends to maintain an average portfolio duration of 3 to 6 years. A discussion of "duration" is provided above in the description of the Managed Bond Portfolio and in the SAI.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on U.S. Government securities and on other debt securities. In addition, the Portfolio may purchase or sell interest rate futures contracts and options on interest rate futures contracts. The Portfolio also may make loans of portfolio securities (up to an aggregate of 25% of its total assets) and enter into reverse repurchase agreements. In addition, the Portfolio may invest up to 20% of its assets in debt securities of foreign issuers, which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts, options on forward currency contracts, and foreign currency futures and options thereon, in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

GROWTH PORTFOLIO

  THE GROWTH PORTFOLIO OFFERS ITS SHARES ONLY TO (1) SEPARATE ACCOUNTS OF PACIFIC MUTUAL TO SERVE AS AN INVESTMENT MEDIUM FOR VARIABLE LIFE INSURANCE POLICIES, AND (2) SEPARATE ACCOUNTS OF PACIFIC MUTUAL TO SERVE AS THE INVESTMENT MEDIUM FOR VARIABLE ANNUITY CONTRACTS THAT WERE ISSUED PRIOR TO JANUARY 1, 1994. THE PORTFOLIO IS NOT AVAILABLE FOR VARIABLE ANNUITY CONTRACTS ISSUED ON OR AFTER JANUARY 1, 1994.

  INVESTMENT OBJECTIVE. Growth of capital. The realization of current income will not be a factor in considering portfolio securities.

  INVESTMENT POLICIES: The Portfolio seeks to invest in the common stocks of growing and profitable companies, turnaround situations, and unseasoned companies. The major portion of investments of the Portfolio will be in common stocks. The Portfolio may also invest in convertible debt securities and in convertible preferred stocks of companies which, in the opinion of the Portfolio Manager, appear to have growth possibilities that are consistent with the investment objective. If economic conditions warrant, the Portfolio may temporarily invest in defensive type securities, including U.S. Government securities, short-term corporate debt, preferred stocks, and money market instruments.

  Among the investments the Portfolio will consider are the stocks of smaller emerging growth companies still in the developing stage of their life cycle or companies embarking upon a new, promising development that is expected to reverse a past downswing in earnings. These growing companies or "turnaround situations" may offer the possibility of accelerating earnings growth due to factors such as rejuvenated management, new innovative products, or change in the economy. However, small-to-medium size companies often have limited product and market diversification, fewer financial resources, or may be dependent on a few key managers. Any one of the foregoing may change suddenly and have an immediate impact on the value of the company's securities. Furthermore, whenever the securities markets are experiencing rapid price changes due to national economic trends, emerging growth securities, often valued at premium standards by investors, have historically been subject to exaggerated price changes. The Portfolio is intended for aggressive long-term investors seeking above average gains who are willing to accept the risks associated with small capitalization stocks.

  OTHER INVESTMENTS. A portion of assets may also be held in cash. To a limited extent, the Portfolio may also invest in various foreign securities if U.S. exchange-listed.

  Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Portfolio Manager. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

AGGRESSIVE EQUITY PORTFOLIO

  INVESTMENT OBJECTIVE. Capital appreciation. No consideration is given to income.

  INVESTMENT POLICIES. The Portfolio invests primarily in common stock of companies that utilize innovative technologies in their products or services or to gain a strategic competitive advantage in their industry, as well as companies that provide and service those technologies. Particular emphasis is placed on common stocks of companies whose perceived strength lies in their use of innovative technologies in new products, enhanced distribution systems, and/or improved management techniques. While the Portfolio is expected to emphasize the utilization of technologies, it is not restricted to investment in companies in a particular business sector or industry. The Portfolio may invest in companies with small and medium equity capitalizations, and it is intended for aggressive long-term investors seeking above average gains who are willing to accept the greater risks associated with technology and small capitalization stocks.

  Securities will be selected with minimal emphasis on more traditional factors such as growth potential or value relative to intrinsic worth. In selecting securities, the Portfolio Manager uses an investment discipline called "Positive Momentum & Positive Surprise." It is based on the premise that companies doing better than expected will have rising securities prices, while companies producing less than expected results will not. Through analysis of company fundamentals in the context of the prevailing economic environment, the companies selected for purchase remain in the Portfolio only if they continue to achieve or exceed expectations, and are replaced when business or earnings results are disappointing.

  OTHER TECHNIQUES. The Portfolio may invest up to 15% of its assets in securities that are traded principally in securities markets outside of the United States (Eurodollar certificates of deposit are excluded for purposes of this limitation), and may invest without limit in securities of foreign issuers that are traded in U.S. securities markets. For temporary defensive purposes, the Portfolio also may invest up to 100% of its assets in U.S. Government securities, high quality money market instruments (such as short-term corporate or U.S. Government obligations and bank certificates of deposit), and repurchase agreements.

  In addition to the above, the Portfolio may purchase convertible securities, buy or sell foreign currencies or forward foreign currency contracts, engage in transactions in options on securities, securities indexes, and foreign currencies, stock index futures and foreign futures contracts, and options on futures contracts on securities indexes and foreign currencies, lend its portfolio securities, purchase warrants on securities that it is eligible to purchase, enter into repurchase agreements and reverse repurchase agreements, enter into firm commitment transactions and purchase and sell securities on a when-issued basis, and enter into short sales "against the box."

  OTHER INVESTMENT CONSIDERATIONS. Companies that utilize innovative technologies face special risks. Innovative technologies may require a substantial capital commitment. Yet, many of these companies are in industries that change rapidly. Their products or services may not prove commercially successful and may become obsolete quickly. The value of the Portfolio's shares may be more volatile than other portfolios with diversification across more industry sectors. The Portfolio may also invest in small capitalization stocks.

GROWTH LT PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital in a manner consistent with the preservation of capital.

  INVESTMENT POLICIES. The Portfolio pursues its investment objective by investing in the common stock of a large number of issuers of any size. The Portfolio may invest in large, well-established companies, as well as smaller emerging growth companies. Small-to-medium sized companies may suffer more significant losses as well as realize more substantial growth than larger, more established issuers. Thus, investments in such companies tend to be more volatile and somewhat speculative. The Portfolio may invest in securities of both domestic and foreign issuers. The Portfolio is not designed as a short-term trading vehicle.

  STOCK SELECTION. The Portfolio invests substantially all of its assets in common stocks when the Portfolio Manager believes that the relevant market environment favors profitable investing in those securities. Common stock investments are selected in industries and companies that the Portfolio Manager believes are experiencing favorable demand for their products and services, and which operate in a favorable competitive environment and regulatory climate. The Portfolio Manager's analysis and selection process focuses on earnings growth potential. In particular, the Portfolio intends to buy stocks with earnings growth potential that may not be recognized by the market. Securities are selected solely for their capital growth potential; investment income is not a consideration and any income realized on the Portfolio's investments will be incidental to its primary objective. These selection criteria apply equally to stocks of foreign issuers. In selecting foreign stocks, factors such as expected levels of inflation, government policies influencing business conditions, the outlook for currency relationships, and prospects for relative economic growth among countries, regions, or geographic areas may warrant greater consideration.

  OTHER INVESTMENTS. Although the Portfolio normally invests primarily in equity securities, it may increase its cash position when the Portfolio Manager is unable to locate investment opportunities with desirable risk/reward characteristics. The Portfolio may invest in government securities, corporate bonds and debentures, high-grade commercial paper, warrants, preferred stocks, certificates of deposit, or other debt securities when the Portfolio Manager perceives an opportunity for capital growth from such securities or so that the Portfolio may receive a return on idle cash. The Portfolio may invest up to 10% of its assets, measured at the time of investment, in debt securities that are lower rated bonds, i.e., rated below investment grade by one of the primary rating agencies (or if not rated, deemed to be of comparable quality by the Portfolio Manager), but which may offer higher yields. When the Portfolio invests in fixed income securities, investment income will increase and may constitute a large portion of the return on the Portfolio, and the Portfolio probably would not participate in market advances or declines to the extent that it would if it remained fully invested in common stocks.

  The Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. In addition, the Portfolio may purchase American Depositary Receipts ("ADRs"), European Depository Receipts ("EDRs"), Global Depository Receipts ("GDRs"), and other types of receipts of shares evidencing ownership of the underlying foreign securities. In pursuing its investment objective, the Portfolio may engage in the purchase and writing of put and call options on securities, stock indexes and foreign currencies. In addition, the Portfolio may purchase or sell interest rate, stock index, and foreign currency futures contracts and options thereon. The Portfolio may also engage in forward foreign currency contracts. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

EQUITY INCOME PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital and income.

  INVESTMENT POLICIES. The Portfolio seeks to achieve its objective consistent with reasonable investment risk. Ordinarily, the Portfolio pursues its investment objective by investing primarily in dividend-paying common stock. The Portfolio may also invest in other equity securities, consisting of, among other things, nondividend-paying common stock, preferred stock, and securities convertible into common stock, such as convertible preferred stock and convertible bonds, and warrants. The Portfolio may also invest in ADRs and in various foreign securities if U.S. exchange-listed.

  STOCK SELECTION. The Portfolio is not subject to any limit on the size of companies in which it may invest, but intends, under normal circumstances, to be fully invested to the extent practicable in the large- and medium-sized companies primarily included in the Standard & Poor's 500 Composite Stock Price Index ("S&P 500" or the "Index"). The Portfolio is designed for investors who want an actively managed equity portfolio of selected equity securities that seeks to outperform the total return of the S&P 500. In managing the Portfolio, the potential for appreciation and dividend growth is given more weight than current dividends. Nonetheless, the Portfolio Manager will normally strive for gross income for the Portfolio at a level not less than 75% of the dividend income generated on the stocks included in the S&P 500, although this income level is merely a guideline and there can be no certainty that this income level will be achieved.

  The Portfolio does not seek to achieve its objective with any individual portfolio security, but rather it aims to manage the portfolio as a whole in such a way as to achieve its objective. The Portfolio attempts to reduce risk by investing in many different economic sectors, industries and companies. The Portfolio Manager may under- or over-weight selected economic sectors against the S&P 500's sector weightings to seek to enhance the Portfolio's total return or reduce fluctuations in market value relative to the S&P 500. In selecting securities, the Portfolio Manager may emphasize securities that it believes to be undervalued. Securities of a company may be undervalued for a variety of reasons such as an overreaction by investors to unfavorable news about a company, an industry, or the stock markets in general; or as a result of a market decline, poor economic conditions, tax-loss selling, or actual or anticipated unfavorable developments affecting a company.

  OTHER SECURITIES. During ordinary market conditions, the Portfolio Manager will keep the Portfolio as fully invested as practicable in the equity securities described above. The Portfolio may also invest in money market instruments, including U.S. Government securities, short term bank obligations rated in the highest two rating categories by Moody's or S&P, or, if unrated, determined to be of equal quality by the Portfolio's Manager, certificates of deposit, time deposits and banker's acceptances issued by U.S. and foreign banks and savings and loan institutions with assets of at least $500 million as of the end of their most recent fiscal year; and commercial paper and corporate obligations, including variable rate demand notes, that are issued by U.S. and foreign issuers and that are rated in the highest two rating categories by Moody's or S&P, or if unrated, determined to be of equal quality by the Portfolio Manager. Under normal circumstances, the Portfolio will invest in such money market instruments to invest temporary cash balances or to maintain liquidity to meet redemptions or expenses. The Portfolio may also, however, invest in these instruments, without limitation, as a temporary defensive measure taken during, or in anticipation of, adverse market conditions.

  Convertible bonds and other fixed income securities (other than money market instruments) in which the Portfolio may invest will, at the time of investment, be rated Baa or better by Moody's or BBB or better by S&P or, if not rated by Moody's or S&P, will be of comparable quality as determined by the Portfolio Manager. In the event that an existing holding is downgraded below these ratings, the Portfolio may nonetheless retain the security.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell stock index futures contracts and options thereon. These investment techniques may involve a greater degree or different type of risk or than those inherent in more conservative investment approaches.

MULTI-STRATEGY PORTFOLIO

  INVESTMENT OBJECTIVE. Provide a high total return from a portfolio of equity and fixed income securities. Total return will consist of income plus realized and unrealized capital gains and losses.

  INVESTMENT POLICIES. The Portfolio is managed to earn current income on, and to anticipate long-term capital growth of, the Portfolio as a whole rather than any of its individual securities. The Portfolio's equity investments will be primarily the common stock of large- and medium-size U.S. companies, including common stock of any class or series or any similar equity interest. The Portfolio's equity investments may also include preferred stock, warrants, rights, and convertible securities. The Portfolio may also invest in the equity securities of small companies and foreign issuers. The Portfolio's equity securities may or may not pay dividends and may or may not carry voting rights. It is contemplated that most of the Portfolio's common stock investments will be made in securities listed on a U.S. stock exchange. Fixed income securities may include corporate bonds, debentures, notes, mortgage-related securities, and asset-backed securities, U.S. Government securities, preferred stock, money market instruments, and other securities that may have conversion or purchase rights.

  ASSET ALLOCATION. Under normal circumstances, the Portfolio Manager expects that approximately 60% of the Portfolio's assets will be invested in equities and approximately 40% in fixed income securities. However, these amounts may vary in that the Portfolio Manager may allocate the Portfolio's investments between these asset classes in a manner consistent with the Portfolio's investment objective and current market conditions. Using a variety of analytical tools, the Portfolio Manager assesses the relative attractiveness of each asset class and determines an allocation between them believed to be optimal. The Portfolio Manager then selects securities in each asset class based on fundamental research and quantitative analysis.

  OTHER TECHNIQUES. In pursuing its investment objective, the Portfolio may purchase and sell put and call options on securities and stock indexes. In addition, the Portfolio may purchase or sell interest rate and stock index futures contracts and options thereon. The Portfolio may also invest up to 10% of its assets in debt securities of foreign issuers which may be denominated in foreign currencies. Furthermore, the Portfolio may engage in forward currency contracts in anticipation of or to protect itself against fluctuations in currency exchange rates with respect to investments in securities of foreign issuers. These investment techniques may involve a greater degree or different type of risk than those inherent in more conservative investment approaches.

EQUITY PORTFOLIO

  THE EQUITY PORTFOLIO OFFERS ITS SHARES ONLY TO SEPARATE ACCOUNTS OF PACIFIC MUTUAL AND PACIFIC CORINTHIAN TO SERVE AS AN INVESTMENT MEDIUM FOR VARIABLE ANNUITY CONTRACTS. THE PORTFOLIO IS NOT AVAILABLE FOR VARIABLE LIFE INSURANCE POLICIES.

  INVESTMENT OBJECTIVE. The primary investment objective of the Equity Portfolio is capital appreciation. Current income is of secondary importance.

  INVESTMENT POLICIES. The Portfolio seeks to achieve this objective by investing primarily in common stocks, or securities convertible into or exchangeable for common stocks (such as convertible preferred stocks, convertible debentures, or warrants), which are believed by the Portfolio Manager to have above-average market appreciation potential. From time to time the Portfolio Manager will not seek to diversify across a broad spectrum of industry classifications. Thus, the Portfolio could be invested in fewer industries or groups of industries than more broad based equity portfolios if, in the opinion of the Portfolio Manager, the securities selected within those industries have above-average market appreciation potential. Less diversification among industries may create an opportunity for higher returns, but may also result in higher risk of loss because of greater exposure to an industry or group of industries in a market decline.

  Except when in a temporary defensive investment position, the Portfolio intends to maintain at least 65% of its assets invested in common stocks or securities convertible or exchangeable for common stocks. The Equity Portfolio also may invest in U.S. Government securities, corporate bonds, money market instruments, enter into repurchase agreements, and for temporary defensive purposes, increase its investment in these securities up to 100% of its assets. The Equity Portfolio may lend its portfolio securities and enter into short sales "against the box." Corporate bonds purchased by the Portfolio must be rated at the time of purchase Aa or better by Moody's or AA or better by S&P, and commercial paper must be rated at the time of purchase Prime-1 by Moody's or A-1 by S&P or, if not so rated, must have been issued by a corporation with corporate bonds outstanding which meet the standards set forth above.

  OTHER TECHNIQUES. The Equity Portfolio may sell exchange-listed call options ("calls") if the calls are "covered" throughout the life of the option and may purchase a call on securities only to effect a "closing purchase transaction".

BOND AND INCOME PORTFOLIO

  THE BOND AND INCOME PORTFOLIO OFFERS ITS SHARES ONLY TO SEPARATE ACCOUNTS OF PACIFIC MUTUAL AND PACIFIC CORINTHIAN TO SERVE AS AN INVESTMENT MEDIUM FOR VARIABLE ANNUITY CONTRACTS. THE PORTFOLIO IS NOT AVAILABLE FOR VARIABLE LIFE INSURANCE POLICIES.

  INVESTMENT OBJECTIVE. Provide as high a level of current income as is consistent with prudent investment management and preservation of capital.

  INVESTMENT POLICIES. The Portfolio may invest in any of the following securities: corporate bonds which are rated Baa or better by Moody's or BBB or better by S&P; U.S. Government securities; commercial paper rated Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or, if not rated by Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P; negotiable bank certificates of deposit or banker's acceptances issued by domestic banks (but not their foreign branches) having, together with branches or subsidiaries, total assets in excess of $2 billion; high dividend-paying common stocks; and warrants. Moody's describes securities rated Baa as having speculative characteristics and, according to S&P, fixed income securities rated BBB normally exhibit adequate protection parameters, although adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal.

  Except when in a temporary defensive investment position, the Portfolio intends to maintain at least 65% of its assets invested in bonds. The Portfolio may also invest in U.S. Government securities, and money market instruments, and may enter into repurchase agreements, and for temporary defensive purposes, may increase its investment in these securities.

  OTHER TECHNIQUES. The Bond and Income Portfolio may enter into reverse repurchase agreements, and lend its portfolio securities.

EQUITY INDEX PORTFOLIO

  INVESTMENT OBJECTIVE. Provide investment results that correspond to the total return performance of common stocks that are publicly traded in the United States.

  INVESTMENT POLICIES. The Portfolio attempts to achieve its objective by investing in stocks included in the S&P 500. The Portfolio attempts to replicate the investment results of the S&P 500, while minimizing transactional costs and other expenses. The Portfolio will purchase the common stock of those companies included in the S&P 500, which the Portfolio Manager believes, based on statistical data, will represent the industry diversification of the entire S&P 500. The Portfolio will be managed to attempt to minimize the degree to which the investment results of the Portfolio (before taking into account the Portfolio's expenses) differ from the results of the Index ("tracking error"). The Portfolio will incur expenses not reflected in the investment results of the Index, including advisory and administrative fees and transactional and other expenses. The degree to which the Portfolio correlates with the Index will depend upon the size and cash flow of the Portfolio, the liquidity of the securities represented in the Index, and the Portfolio's expenses, among other factors. There is no fixed number of component stocks in which the Portfolio will invest. However, it is anticipated that under normal circumstances the Portfolio will hold between 200 and 450 of the stocks listed in the S&P 500.

  The composition of the portfolio securities may be rebalanced by the Portfolio Manager at such times as it deems advisable in order to minimize tracking error. No attempt is made, however, to "manage" the Portfolio in the traditional sense, such as by using economic, financial, and market analysis, nor will the adverse financial situation of a company directly result in its elimination from the Portfolio unless, of course, the company is removed from the Index. From time to time, administrative adjustments may be made in the Portfolio because of mergers, changes in the composition of the Index, and similar reasons, but such changes should be infrequent and the attendant costs minimized. Thus, portfolio turnover is expected to be lower than that of most other investment company portfolios investing in common stock. As a consequence, brokerage costs are expected to be relatively low. Due to tracking error, transactional costs, and other expenses, the return on the Portfolio likely will be lower than the return on the S&P 500.

  OTHER TECHNIQUES. The Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures that are based on stock indexes which the Portfolio attempts to track or which tend to move together with stocks included in the index. The Portfolio may use these techniques as an adjunct to its securities activities or to hedge against changes in securities prices.

  The Portfolio may invest in foreign equity securities if U.S. exchange listed to the extent included in the S&P 500. The Portfolio may temporarily invest cash balances, maintained for liquidity purposes or pending investment, in short-term high quality debt instruments, including commercial paper, bank obligations, and U.S. Government securities. Temporary investments will not be made for defensive purposes in the event of or in anticipation of a general decline in the market price of stocks in which the Portfolio invests. A defensive investment posture is precluded by the investment objective to provide investment results that correspond to the total return performance of common stocks that are publicly traded in the United States; accordingly, investors in the Portfolio bear the risk of general declines in stock prices in the stock markets.

  ABOUT THE S&P 500: The S&P 500 is a capitalization-weighted index, based on the relative market capitalization of 500 different companies selected by S&P, including companies in the industrial, utility, financial, and transportation industry sectors. The weightings of stocks in the Index are based on each component stock's relative total market value, that is, its market price per share multiplied by the number of common shares outstanding for that company. S&P may, from time to time, adjust the composition of common stocks in the Index. Inclusion of a stock in the S&P 500 in no way implies an opinion by S&P as to its attractiveness as an investment; nor is S&P a sponsor or in any way affiliated with the Portfolio, the Fund, the Adviser, or the Portfolio Manager.

  The Fund reserves the right to change the index whose performance the Portfolio will attempt to replicate or for the Portfolio to seek its investment objective by means other than attempting to replicate an index, such as by operating the Portfolio as a managed fund, and reserves the right to do so without seeking shareholder approval, but only if operating the Portfolio as described above is not permitted under applicable law for an investment company that serves as an investment medium for variable insurance contracts, or otherwise involves substantial legal risk. See "What is the Federal Income Tax Status of the Fund" below.

INTERNATIONAL PORTFOLIO

  INVESTMENT OBJECTIVE. Seek long-term capital appreciation primarily through investment in equity securities of corporations domiciled in countries other than the United States. Current income from dividends and interest will not be an important consideration.

  INVESTMENT POLICIES. Other than when in a defensive posture, at least 70% of the Portfolio's assets will consist of corporate securities, primarily common stock and, to a lesser extent, securities convertible into common stock. The Portfolio may, however, for defensive purposes as described below, invest in nonconvertible fixed income securities denominated in currencies of foreign countries and in United States dollars.

  The Portfolio will attempt to maximize opportunity and reduce risk by investing in a diversified portfolio of companies in different stages of development. Portfolio companies will range from large, well established companies to medium-size companies and smaller, less seasoned companies in earlier stages of development.

  The allocation of the Portfolio's assets among the various securities markets in the different countries will be determined by the Portfolio Manager. In making the allocation of assets among the securities markets, the Portfolio Manager may consider such factors as technological developments in the various countries, the condition and growth potential for the various economies and securities markets, currency and taxation considerations, and other pertinent financial, social, national, and political factors. Some of these countries can be considered "emerging market countries," which generally refers to countries whose economies are less developed or mature than economies in other countries or whose markets are undergoing a process of development. Under certain adverse investment conditions, the Portfolio may restrict the securities markets in which its assets will be invested, and may increase the proportion of assets invested in United States Government and money market securities.

  The Portfolio reserves the right as a defensive measure to invest in nonconvertible fixed income securities denominated in currencies of foreign countries and in United States dollars. (For this purpose, investments made for defensive purposes will be maintained only during periods in which the Portfolio Manager determines that economic or financial conditions are adverse for holding equity securities of corporate issuers.) Securities held for defensive purposes, which include nonconvertible preferred stock, debt securities, government securities issued by United States and foreign countries, and money market securities, may be held in such proportions as, in the opinion of the Portfolio Manager, prevailing market or economic conditions warrant. The Portfolio may invest up to 5% of its assets, measured at the time of investment, in debt securities that are rated below investment grade, or if not rated, of equivalent quality.

  The Portfolio may also hold cash (in United States dollars or foreign currencies) or short-term securities denominated in such currencies to provide for redemptions; it is not expected that such reserve for redemptions will exceed 10% of the Portfolio's assets. Money market securities which may be held for defensive purposes, or to provide for redemptions, include short-term corporate or U.S. Government obligations and bank certificates of deposit.

  The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio's assets may be invested. These guidelines are discussed under "Foreign Securities."

  OTHER TECHNIQUES. The Portfolio may enter into repurchase agreements and may lend its securities to brokers, dealers, and other financial institutions to earn income. The Portfolio may purchase and sell financial futures contracts, stock index futures contracts, and foreign currency futures contracts and options on such futures contracts.

  RISKS OF FOREIGN INVESTMENT. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks include exposure to foreign currencies and fluctuations in such currencies and political, economic, regulatory, and operational factors associated with exposure to foreign countries. Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general.

  The United States Government has, from time to time in the past, imposed restrictions, through taxation and otherwise, on foreign investments by United States investors such as the Portfolio. If such restrictions should be reinstituted, it might become necessary for the Portfolio to invest all, or substantially all, of its assets in United States short-term securities. In such event, the Portfolio would review its investment objective and investment policies to determine whether changes are appropriate.

  CURRENCY TECHNIQUES. The Portfolio may engage in foreign currency transactions in anticipation of or to protect itself against fluctuations in currency exchange rates. The Portfolio may enter into forward currency contracts. The Portfolio may also purchase and write put and call options on foreign currencies. The use of these techniques is discretionary with the Portfolio Manager, and there is no commitment to use them.

EMERGING MARKETS PORTFOLIO

  INVESTMENT OBJECTIVE. Long-term growth of capital.

  INVESTMENT POLICIES. The Portfolio seeks its investment objective by investing primarily in common stocks of companies domiciled in countries identified as "emerging market countries" (See "International Portfolio-- Investment Policies"). The Morgan Stanley Capital International Emerging Markets Free Index ("MSCI Index") is used as the basis for choosing the countries in which the Portfolio invests. However, the Portfolio is not limited to the countries and weightings in this index.

  It is the policy of the Fund to be as fully invested in common stock as practicable at all times. This policy precludes the Fund from investing in debt securities as a defensive investment posture (although the Fund may invest in such securities to provide for payment of expenses and meet redemption requests). Accordingly, investors in this Fund bear the risk of general declines in stock prices, and bear any risk that the Fund's exposure to such declines cannot be lessened by investment in debt securities. The Fund may temporarily not be invested primarily in equity securities after receipt of significant new monies.

  The Portfolio Manager applies two levels of screening in selecting investments for the Portfolio. First, an active country selection model analyzes world markets and assigns a relative value ranking, or "favorability weighting," to each country in the relevant country universe to determine markets that are relatively undervalued. Second, at the stock selection level, quality analysis and value analysis are applied to each security, assessing variables such as balance sheet strength and earnings growth (quality factors) and performance relative to the industry, price to earnings ratios, and price to book ratios (value factors). This two-level screening method identifies undervalued securities for purchasing and provides a sell discipline for fully valued securities.

  For purposes of allocating the Portfolio's investments, a company is considered to be located in the country in which it is domiciled, in which it is primarily traded, from which it derives a significant portion of its revenues, or in which a significant portion of its goods or services are produced.

  The Portfolio is subject to guidelines for diversification of foreign security investments that prescribe the minimum number of countries in which the Portfolio may invest its assets. These guidelines are discussed under "Foreign Securities."

  CURRENCY TECHNIQUES. Most of the foreign securities in which the Portfolio invests will be denominated in foreign currencies. The Portfolio may engage in foreign currency transactions to protect itself against fluctuations in currency exchange rates in relation to the U.S. dollar or to the weighting of a particular foreign currency on the MSCI Free Index. These foreign currency transactions may include forward foreign currency contracts, currency exchange transactions on a spot (i.e., cash) basis, put and call options on foreign currencies, and foreign exchange futures contracts.

  OTHER TECHNIQUES. The Portfolio may invest up to 10% of its assets in U.S. Government securities, high quality debt securities, money market obligations, and in cash. Such money market obligations may include short-term corporate or U.S. Government obligations and bank certificates of deposit. The debt securities and money market obligations in which the Portfolio invests may be issued by U.S. and foreign issuers and be denominated in U.S. dollars or foreign currencies.

  The Portfolio also may engage in transactions in options, futures, and options on future contracts on securities and securities indexes. The Portfolio also may purchase convertible securities, enter into equity index swap agreements, lend its portfolio securities, purchase warrants on securities that it is eligible to purchase, invest in preferred stock, enter into repurchase agreements and reverse repurchase agreements, and enter into firm commitment transactions and purchase and sell securities on a when-issued basis.

  RISKS OF FOREIGN INVESTMENT. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. Investment in emerging market countries presents risks in greater degree than, and in addition to, those presented by investment in foreign issuers in general. Some of these risks include restrictions on foreign investment and repatriation of investment income or gain, risks of currency fluctuations, inflation, and illiquid or volatile securities markets. The Portfolio is intended for aggressive long-term investors who can accept the risks associated with emerging market countries.

  As noted previously, the United States Government has, from time to time in the past, imposed restrictions, through taxation and otherwise, on foreign investments by United States investors such as the Portfolio. If such restrictions should be reinstated, it might become necessary for the Portfolio to invest all, or substantially all, of its assets in United States short-term securities. In such event, the Portfolio would review its investment objective and investment policies to determine whether changes are appropriate.

ALL PORTFOLIOS: DIVERSIFICATION AND CHANGES IN POLICIES

  Each of the Portfolios is diversified, so that with respect to 75% of the assets of each Portfolio, it may not invest more than 5% of its assets (taken at market value at the time of investment) in securities of any one issuer, except that this restriction does not apply to U.S. Government securities.

  The investment policies for any of the Portfolios may be changed by the Fund's Board of Trustees. The investment objective of each Portfolio, as described in the previous section, is considered "fundamental." In addition, the Portfolios are subject to investment restrictions that are described in the SAI. Some of those investment restrictions, including the diversified status of each Portfolio, are also designated as "fundamental." These fundamental investment objectives and investment restrictions require a vote of a majority of the shareholders of a Portfolio to be changed.

                     SECURITIES AND INVESTMENT TECHNIQUES

  This section describes certain securities and investment techniques that may be used by the Portfolios and the potential risks associated with these securities and investment techniques. For more detailed information on these investment techniques, see the SAI. The SAI also contains information on other types of securities in which a Portfolio may invest, including U.S. Government securities, debt securities generally, variable and floating rate securities, repurchase agreements, reverse repurchase agreements, lending portfolio securities, firm commitment agreements and when-issued securities, and warrants.

DERIVATIVES

  "Derivatives" is a broad term which may be used to describe many investment instruments whose values are derived, at least in part, from the value of another underlying asset or investment instrument. Some derivative instruments have simple structures and others have intricate components and terms. Some are more volatile and some have equal or less volatility than the investment instrument upon whose value the derivative is based. If used to leverage a portfolio, derivatives could magnify risk. However, the Fund is not permitted to engage in leveraging transactions. Derivatives are often used by the Portfolio Managers to hedge positions, defray the risks of interest rate or currency changes and reduce portfolio or market risk.

  Each Portfolio has its own authorizations to use prescribed derivative instruments, which may include forward foreign currency contracts, options, foreign currency options, swap agreements, spread transactions, futures contracts and options thereon, foreign futures, mortgage-related securities, collateralized mortgage obligations ("CMOs"), CMO residuals, stripped mortgage-backed securities and other asset-backed securities. Each of the Portfolios has the authority to use some type of derivative instrument. The strategy employed and the magnitude of the position maintained will determine the level of risk a Portfolio may assume by utilizing derivative instruments. The types and investment techniques employed with respect to the derivative instruments which are most commonly purchased and sold by the Portfolios are included among the descriptions below and in the SAI.

MORTGAGE-RELATED SECURITIES

  APPLICABLE PORTFOLIOS: Money Market, High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, Equity, and Bond and Income Portfolios. The Government Securities, Growth LT, and Multi-Strategy Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest only in high-quality, mortgage-related (or other asset-backed) securities either (i) issued by United States Government sponsored corporations (currently GNMA, FHLMC, FNMA) or (ii) rated Aa or better by Moody's or AA or better by S&P or, if not rated, determined to be of equivalent investment quality. The Equity Portfolio and Bond and Income Portfolio may only invest in mortgage-related securities that are obligations of, or guaranteed by, the U.S. Government, its agencies, or instrumentalities.

  Mortgage-related securities include mortgage pass-through securities, which are securities under which payments of both interest and principal from an underlying pool of mortgages are made periodically, in effect "passing through" payments made by the individual borrowers on the mortgage loans. Timely payment of principal and interest on mortgage backed securities known as "GNMAs", which are guaranteed by the Government National Mortgage Association, is guaranteed by the full faith and credit of the U.S. Government. Some mortgage related securities are not backed by the full faith and credit of the U.S. Government, but are guaranteed by agencies or instrumentalities of the U.S. Government such as the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC").

  Other mortgage-related securities are issued by financial institutions such as commercial banks, savings and loan associations, mortgage banks, and securities broker-dealers (or affiliates) and are called collateralized mortgage obligations ("CMOs"). CMOs are fully collateralized directly or indirectly by a pool of mortgages, and in some instances by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. CMOs are structured into multiple classes, with each class bearing a different stated maturity. Monthly payments of principal, including prepayments, generally are first returned to investors holding the shortest maturity class; investors holding the longer maturity classes receive principal only after the first class has been retired.

  The Managed Bond, Government Securities, and Multi-Strategy Portfolios may also invest in stripped mortgage-backed securities and CMO residuals. Stripped mortgage-backed securities are usually structured with two classes. One class will receive all of the interest (the interest-only class, or "IO"), whereas the other class will receive all of the principal (the principal-only class or "PO").

  RISKS OF MORTGAGE-RELATED SECURITIES. Although mortgage loans underlying a mortgage-related security may have maturities of up to 30 years, the actual average life of a mortgage-backed security typically will be substantially less because (1) the mortgages will be subject to normal principal amortization, and (2) may be prepaid prior to maturity due to the sale of the underlying property, the refinancing of the loan, or foreclosure. Early repayment may expose a Portfolio to a lower rate of return upon reinvestment of the principal. Prepayment rates vary widely and cannot be accurately predicted. They may be affected by changes in market interest rates. Therefore, prepayments will be reinvested at rates that are available upon receipt, which likely will be higher or lower than the original yield on the certificates. Accordingly, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary from the designated maturity and yield on the original security based upon the prepayment experience of the underlying pool of mortgages.

  Stripped mortgage-backed securities are likely to experience greater price volatility than other types of mortgage securities. The yield to maturity on the IO class is extremely sensitive, both to changes in prevailing interest rates and to the rate of principal payments (including prepayments) on the underlying mortgage assets. Similarly, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are made. A Portfolio could fail to fully recover its initial investment in a CMO residual or a stripped mortgage-backed security.

  OTHER ASSET-BACKED SECURITIES. The High Yield Bond, Managed Bond, Government Securities, Growth LT and Multi-Strategy Portfolios, and the Money Market Portfolio, subject to its investment policies, may purchase other asset-backed securities which are backed by particular assets such as automobile loans, installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. As in the case of mortgage-related securities, those asset-backed securities are subject to prepayment risk, which will alter an instrument's maturity and yield. Other risks relate to the nature of the underlying collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of consumer credit laws, many of which can result in reductions in outstanding balances. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

HIGH YIELD BONDS

  APPLICABLE PORTFOLIOS. High Yield Bond, Managed Bond (up to 10% of its assets), Growth LT (up to 10% of its assets), and International Portfolios (up to 5% of its assets).

  Generally, high yield/high risk debt securities are those rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality (although the Managed Bond Portfolio may not invest in securities rated lower than B) and which are commonly referred to as "junk bonds". Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality debt securities, but they also typically entail greater potential price volatility and principal and income risk.

  In general, high yield bonds are not considered to be investment grade. They are regarded as predominately speculative with respect to the issuing company's continuing ability to meet principal and interest payments. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market in which high yield bonds are traded is generally less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect the daily net asset value of the Portfolio's shares. At times of less liquidity, it may be more difficult to value the high yield bonds because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

SMALL CAPITALIZATION STOCKS

  APPLICABLE PORTFOLIOS. Growth, Aggressive Equity, Growth LT, Equity, and Emerging Markets Portfolios, and to a lesser degree, Equity Income and Multi-Strategy Portfolios.

  Investments in larger companies present certain advantages in that such companies generally have greater financial resources, more extensive research and development, manufacturing, marketing and service capabilities, more stability and greater depth of management and technical personnel. Investments in smaller, less seasoned companies may present greater opportunities for growth but also involve greater risks than customarily are associated with more established companies. The securities of smaller companies may be subject to more abrupt or erratic market movements than larger, more established companies. These companies may have limited product lines, markets or financial resources, or they may be dependent upon a limited management group. Their securities may be traded only in the over-the-counter market or on a regional securities exchange and may not be traded every day or in the volume typical of trading on a major securities exchange. As a result, the disposition by a Portfolio of securities to meet redemptions or otherwise may require the Portfolio to sell these securities at a discount from market prices or during a period when such disposition is not desirable or to make many small sales over a lengthy period of time.

BORROWING

  APPLICABLE PORTFOLIOS. All Portfolios.

  Though not an ordinary practice, each Portfolio may borrow money to help meet redemptions or for other purposes. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio, and money borrowed will be subject to interest costs. For information on limits on the ability of any Portfolio to borrow, see the SAI.

ILLIQUID AND RESTRICTED SECURITIES

  APPLICABLE PORTFOLIOS: All Portfolios may acquire illiquid securities. The Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, International, and Emerging Markets Portfolios may acquire restricted securities.

  A Portfolio may invest in an illiquid or restricted security if the Portfolio Manager believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven days. Its illiquidity might prevent the sale of such a security at a time when a Portfolio Manager might wish to sell, and these securities could have the effect of decreasing the overall level of a Portfolio's liquidity. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a Portfolio could realize upon disposition.

  Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. A Portfolio may not invest more than 15%, (10% for the Money Market Portfolio), of its total assets in illiquid securities, measured at the time of investment.

PRECIOUS METALS-RELATED SECURITIES

  APPLICABLE PORTFOLIOS. Equity Portfolio, and possibly other Portfolios that invest in equity securities.

  Precious-metals-related securities are considered equity securities of U.S. and foreign companies involved in the exploration, mining, development, production, or distribution of gold or other natural resources, including minerals and metals such as copper, aluminum, silver, platinum, uranium, strategic metals, diamonds, coal, oil, and phosphates.

  The value of these securities may be affected by worldwide financial and political factors, and prices may fluctuate sharply over short time periods. For example, precious metals securities may be affected by changes in inflation expectations in various countries, metal sales by central banks of governments or international agencies, governmental restrictions on the private ownership of certain precious metals or minerals and other factors.

FOREIGN SECURITIES

  APPLICABLE PORTFOLIOS: The International and Emerging Markets Portfolios may invest primarily in equity securities of foreign issuers and may invest in debt securities and money market obligations of foreign issuers. The Aggressive Equity Portfolio may invest up to 15% of its assets in securities that are traded principally in securities markets outside of the United States (excluding Eurodollar certificates of deposit) and may invest without limit in securities of foreign issuers that are traded in U.S. securities markets. The Growth LT Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency. The Growth, Growth LT, Equity Income, Multi-Strategy, and Equity Index Portfolios may invest in equity securities of foreign issuers if U.S. exchange listed or included in the S&P 500. The Managed Bond and Government Securities Portfolios may invest up to 20% of their assets in foreign debt securities denominated in a foreign currency. The Multi-Strategy Portfolio may invest up to 10% of its assets in foreign debt securities denominated in a foreign currency. The Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, International, and Emerging Markets Portfolios may invest in fixed income securities, including money market instruments and bank obligations of foreign issuers, including corporate, foreign governmental, and international agency issuers, that are denominated in U.S. dollars. All Portfolios may purchase American Depositary Receipts (ADRs), which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly traded on exchanges or over-the-counter in the United States. The Growth LT and International Portfolios may invest in European Depositary Receipts (EDRs), which are receipts issued in Europe, typically by banking institutions in London or Brussels, which evidence an ownership arrangement similar to ADRs and are designed for use in European securities markets; and may invest in Global Depositary Receipts (GDRs), which are similar to ADRs, but are issued and traded in several international financial markets, as well as other types of receipts of shares evidencing ownership of the underlying foreign securities.

  Most foreign securities are denominated in foreign currencies and investment in foreign securities involves exposure to currency fluctuations. Transactions in most foreign securities are conducted in foreign currencies, so a Portfolio's assets must be exchanged for another currency each time a security is bought or sold or a dividend is paid. Similarly, share price quotations and total return information reflect conversion into U.S. dollars. Fluctuations in foreign exchange rates can significantly increase or decrease the U.S. dollar value of a foreign investment, which will enhance or diminish the return of a foreign security in its own currency.

  Investing in the securities of foreign issuers involves other special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability that could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. In many countries, there is less publicly available information about issuers than is available in reports about companies in the United States. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including interest and dividends) derived from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility and less liquidity. These risks are intensified with respect to investments in emerging market countries. In addition, a number of the currencies of developing countries have experienced significant declines against the U.S. dollar in recent years, and devaluation may occur subsequent to investments in these currencies by a Portfolio. Inflation and rapid fluctuations in inflation rates have had and may continue to have negative effects on the economies and securities markets of certain emerging market countries. Emerging markets have different clearance and settlement procedures and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions making it difficult to conduct such transactions. The inability of the Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of a portfolio security due to settlement problems could result either in losses to the Fund due to subsequent declines in the value of the portfolio security or, if the Fund has entered into a contract to sell a security, could result in possible liability of the Fund to the purchaser. Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. For a description of the Fund's custody arrangements for foreign securities, see "Foreign Securities" in the SAI.

  DIVERSIFICATION. Each Portfolio that invests in foreign securities is subject to guidelines for diversification of foreign security investments that are imposed by California insurance authorities. Under these guidelines, foreign investments must be allocated to at least five countries if at least 80% of a Portfolio's net assets is invested in foreign issuers. A Portfolio may not invest more than 20% of its net assets in any one country, except that a Portfolio may invest up to 35% of its net assets in issuers domiciled or primarily traded in any one of the following countries: Australia, Canada, France, Japan, the United Kingdom, or Germany. A Portfolio is not subject to any limit upon investment in issuers domiciled or primarily traded in the United States. The California diversification guidelines are more fully described in the SAI.

FORWARD FOREIGN CURRENCY CONTRACTS

  APPLICABLE PORTFOLIOS: Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, International, and Emerging Markets Portfolios.

  A forward currency contract is an obligation to purchase or sell a currency against another currency at a future date at a price set at the time of the contract. A Portfolio could engage in a forward currency transaction in anticipation of or to protect itself against fluctuations in currency exchange rates. Although forward contracts typically will involve the purchase or sale of a foreign currency against the dollar, a Portfolio also may purchase or sell one foreign currency forward against another foreign currency. In addition, a Portfolio may hedge a foreign currency with forward contracts on another ("proxy") currency of which changes in value generally correlate with the currency to be hedged. There are certain markets where it is not possible to engage in effective foreign currency hedging. This may be true, for example, for the currencies of various Latin American countries in which the foreign exchange markets are not sufficiently developed to permit hedging activity to take place.

  A Portfolio's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency to "lock in" the U.S. dollar price of a security purchased or sold by a Portfolio. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated in a foreign currency. A Portfolio will not speculate in forward foreign exchange.

  Employing hedging strategies with forward currency contracts does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Forward contracts involve some transactional expense for a Portfolio. Although forward contracts will be used primarily to protect a Portfolio from adverse currency movements, they also involve the risk that anticipated currency movements will not be accurately predicted and a Portfolio's total return could be adversely affected as a result.

OPTIONS

  APPLICABLE PORTFOLIOS: The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, and Emerging Markets Portfolios may purchase put and call options on securities in pursuing their investment objectives. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, and Emerging Markets Portfolios may write (sell) covered call and secured put options. The Growth LT, Equity Income, Multi-Strategy, and Equity Index Portfolios may purchase put and call options on securities indexes that are exchange traded to protect against price movements in the stock market generally (or in particular segments of the market) rather than in individual stocks. The Aggressive Equity and Emerging Markets Portfolios may purchase and sell put and call options on securities indexes that are exchange traded or traded on over-the-counter markets. The Equity Portfolio may write covered call options that are traded on a national securities exchange with respect to securities comprising 25% of its aggregate net assets, taken at market value at the time the option is written.

  RISKS OF OPTIONS TRANSACTIONS. The purchase and writing (selling) of options involves certain risks. During the option period, the covered call writer has given up the opportunity to profit from a price increase in the underlying securities above the exercise price. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. If a put or call option purchased by a Portfolio is not sold when it has remaining value, and if the market price of the underlying security, in the case of a put, remains equal to or greater than the exercise price or, in the case of a call, remains less than or equal to the exercise price, the Portfolio will lose its entire investment in the option. Also, where a put or call option is purchased to hedge against price movements in a particular security or market, the price of the put or call option may move more or less than the price of the related security or index. In this regard, index options can never be a perfect hedge against the overall risk of a stock position except where the stock position and the index are composed of exactly the same stocks, in the same proportions. There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options markets, a Portfolio may be unable to close out a position.

FOREIGN CURRENCY OPTIONS

  APPLICABLE PORTFOLIOS: Managed Bond, Government Securities, Aggressive Equity, Growth LT, International, and Emerging Markets Portfolios.

  Options on foreign currencies may be purchased or written as a hedge against changes in the value of the U.S. dollar (or another currency) in relation to a foreign currency in which a Portfolio's securities may be denominated. Currency options traded on U.S. or other exchanges may be subject to position limits which may limit the ability of the Portfolio to reduce foreign currency risk using such options. Over-the-counter options may be negotiated, but they generally do not have as much market liquidity as exchange-traded options. Employing hedging strategies with options on currencies does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Furthermore, such hedging transactions reduce or preclude the opportunity for gain if the value of the hedged currency should change relative to the U.S. dollar (or other hedged currency). A Portfolio will not speculate in options on foreign currencies.

  There is no assurance that a liquid secondary market will exist for any particular foreign currency option, or at any particular time. In the event no liquid secondary market exists, it might not be possible to effect closing transactions in particular options. If a Portfolio cannot close out an option which it holds, it would have to exercise its option in order to realize any profit and would incur transactional costs on the sale of the underlying assets.

SWAP AGREEMENTS

  APPLICABLE PORTFOLIO: Emerging Markets Portfolio.

  The Emerging Markets Portfolio may enter into equity index swap agreements for purposes of gaining exposure to the stocks making up an index of securities in a foreign market without actually purchasing those stocks. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged between the parties (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, or in a "basket" of securities representing a particular index) generally are calculated with respect to a "notional amount." The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations of the parties. The Portfolio will not enter into a swap agreement with any single party if the net amount owed or to be received under existing contracts with that party would exceed 5% of the Portfolio's assets.

  RISKS OF SWAP AGREEMENTS. Whether the Portfolio's use of swap agreements will be successful in furthering its investment objective will depend on the Portfolio Manager's ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Because they are two-party contracts and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid investments. It may not be possible to enter into a reverse swap or close out a swap position prior to its original maturity and, therefore, the Portfolio may bear the risk of such position until its maturity. Moreover, the Portfolio bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Portfolio will enter into swap agreements only with counterparties that meet certain standards for creditworthiness (generally, such counterparties would have to be eligible counterparties under the terms of the Portfolio's repurchase agreement guidelines). Certain tax considerations may limit the Portfolio's ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Portfolio's ability to terminate existing swap agreements or to realize amounts to be received under such agreements. See "Swap Agreements" and "Taxation" in the SAI.

SPREAD TRANSACTIONS

  APPLICABLE PORTFOLIO: High Yield Bond Portfolio.

  The High Yield Bond Portfolio may purchase and sell covered spread options to securities dealers. Covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The purchase of spread options will be used to protect the Portfolio against adverse changes in the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option.

  The risk of loss on a spread transaction includes the premium and any transaction costs paid by the Portfolio to obtain the option. There is no assurance that closing transactions will be available.

FUTURES CONTRACTS AND FUTURES OPTIONS

  APPLICABLE PORTFOLIOS: The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy and International Portfolios may purchase and sell interest rate futures contracts and options thereon ("futures options"). The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity Index, International, and Emerging Markets Portfolios may purchase and sell stock index futures contracts and may purchase options thereon. The Managed Bond, Government Securities, Aggressive Equity, Growth LT, International, and Emerging Markets Portfolios may purchase and sell foreign currency futures contracts and options thereon. The Emerging Markets Portfolio may invest in futures contracts on securities, and in options thereon.

  USE OF FUTURES. These investments, the purchase or sale of futures contracts or options thereon, may be made for bona fide hedging purposes and as an adjunct to a Portfolio's securities activities. A Portfolio is required to collateralize or cover a futures transaction or futures option so that the position will be unleveraged.

  RISKS OF FUTURES AND FUTURES OPTIONS. There are several risks associated with the use of futures and futures options. While a Portfolio's hedging transactions may protect the Portfolio against adverse movements in the general level of interest rates or stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A hedging transaction may not correlate perfectly with price movements in the assets being hedged. An incorrect correlation could result in a loss on both the hedged assets in a Portfolio and/or the hedging vehicle, so that the Portfolio's return might have been better had hedging not been attempted.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures contract or a futures option position. Most futures exchanges and boards of trade limit the amount of fluctuation permitted in futures contract prices during a single day; once the daily limit has been reached on a particular contract, no trades may be made that day at a price beyond that limit. In addition, certain of these instruments are relatively new and lack a deep secondary market. Lack of a liquid market for any reason may prevent a Portfolio from liquidating an unfavorable position and the Portfolio would remain obligated to meet margin requirements until the position is closed.

  The High Yield Bond, Multi-Strategy, Equity Income and Equity Index Portfolios will only enter into futures contracts or futures options which are standardized and traded on a U.S. exchange or board of trade, or, in the case of futures options, for which an established over-the-counter market exists. Each Portfolio is subject to limitations on the amount that may be invested in futures and futures options transactions for purposes other than bona fide hedging, under which initial margin deposits for futures contracts and premiums paid for futures options may not exceed 5% of a Portfolio's total assets (net of amounts that are "in the money").

  FOREIGN FUTURES. The Managed Bond, Government Securities, Aggressive Equity, Growth LT, International, and Emerging Markets Portfolios may trade futures contracts and options on futures contracts on U.S. domestic markets as well as on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the Commodity Futures Trading Commission ("CFTC"). Foreign exchanges generally are principal markets so that no common clearing facility exists, and a Portfolio might be able to look only to the broker for performance of the contract. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by U.S. law and regulation, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. In addition, any profits that a Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  The Fund reserves the right to engage in other types of futures transactions in the future.

                    ORGANIZATION AND MANAGEMENT OF THE FUND

  HOW IS THE FUND ORGANIZED? The Fund was organized as a Massachusetts business trust on May 4, 1987, and currently consists of fourteen separate Portfolios. The assets of each Portfolio are segregated, and your interest is limited to the Portfolio to which proceeds from your Variable Contract's Accumulated Value is allocated.

  WHO OVERSEES THE BUSINESS OF THE FUND? The business and affairs of the Fund are managed under the direction of the Board of Trustees under the Fund's Agreement and Declaration of Trust. The Trustees are Thomas C. Sutton, Richard
L. Nelson, Lyman W. Porter, and Alan Richards. Mr. Sutton is also the Chief Executive Officer of Pacific Mutual. Messrs. Nelson, Porter, and Richards are independent Trustees. See the SAI under the heading "Management of the Fund."

  WHO IS THE FUND'S INVESTMENT ADVISER? Pacific Mutual Life Insurance Company. Under an Investment Advisory Agreement with the Fund, Pacific Mutual, subject to the supervision of the Fund's Board of Trustees, administers the affairs of the Fund and supervises the investment program for the Fund's Portfolios. Pacific Mutual also provides support services to the Fund pursuant to an Agreement for Support Services with the Fund.

  MORE ABOUT PACIFIC MUTUAL. Pacific Mutual is a mutual life insurance company that was organized under the laws of the State of California and was authorized to conduct business as a life insurance company on January 2, 1868. Its address is 700 Newport Center Drive, Post Office Box 9000, Newport Beach, California 92660. Pacific Mutual offers a complete line of life insurance policies and annuity contracts, as well as financial and retirement contracts. As of the end of 1994, Pacific Mutual had over $38.3 billion of individual life insurance in force and total assets of approximately $14.7 billion. Together with its subsidiaries and affiliated enterprises, Pacific Mutual had total assets and funds under management of over $91.1 billion. Pacific Mutual also has extensive investment advisory experience in managing its general account and pension and other accounts.

  DOES PACIFIC MUTUAL MANAGE ANY OF THE PORTFOLIOS DIRECTLY? Pacific Mutual directly manages both the High Yield Bond and the Money Market Portfolios.

  Mr. Raymond J. Lee has primary responsibility for investment management of the Money Market and the High Yield Bond Portfolios; is in charge of all publicly traded bonds; and has responsibility for portfolio management of pension assets for Pacific Mutual. Mr. Lee is Senior Vice President, Portfolio Manager, of Pacific Mutual, and joined Pacific Mutual in 1976 after completing his MBA in Finance from the Wharton School of the University of Pennsylvania. Mr. Lee received his bachelor's degree in Economics from UCLA. He is a member of the Los Angeles Society of Financial Analysts. Mr. Simon T. Lee, Assistant Vice President, Securities, of Pacific Mutual, shares portfolio management responsibilities for the High Yield Bond Portfolio and has responsibility for portfolio management of Pacific Mutual's high yield and convertible bond assets. Mr. Lee joined Pacific Mutual in 1985. He holds a bachelor's degree in Business Administration and an MBA from Loyola Marymount University. He is a Chartered Financial Analyst. Mr. Dale W. Patrick, Investment Analyst, shares in the responsibility for investment management of the Money Market Portfolio. Mr. Patrick joined Pacific Mutual in 1985 and holds a Bachelor of Arts degree in Economics from the University of Colorado. Mr. Patrick has assisted in management of the Money Market Portfolio since 1994. Mr. Patrick is also responsible for the investment management of Pacific Mutual's short-term fixed income investments.

  Pacific Mutual and the Fund employ other investment advisory firms as Portfolio Managers for twelve of the Fund's fourteen Portfolios.

  WHO IS THE PORTFOLIO MANAGER FOR THE MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS? Pacific Investment Management Company ("PIMCO"). PIMCO is an investment management firm organized as a general partnership.

  PIMCO is the successor investment adviser to the former Pacific Investment Management Company, which was an indirect wholly-owned subsidiary of Pacific Mutual that commenced operations in 1971. PIMCO has two partners, PIMCO Advisors L.P. as the supervisory partner, and PIMCO Management, Inc. as the managing partner. PIMCO is a subsidiary partnership of PIMCO Advisors L.P. a Delaware limited partnership organized in 1987. PIMCO Advisors L.P. succeeded to the investment advisory and other business of PIMCO and other former investment advisory subsidiaries of Pacific Mutual as a result of a consolidation of PIMCO and other businesses with Thomson Advisory Group L.P., the former name for PIMCO Advisors L.P., which closed in November, 1994. A portion of the units of the limited partner interests in PIMCO Advisors L.P. is traded publicly on the New York Stock Exchange. The general partner of PIMCO Advisors L.P. is PIMCO Partners, G.P. Pacific Mutual and its subsidiaries and affiliates hold a substantial interest in PIMCO Advisors L.P. through direct or indirect ownership of its outstanding units, and indirectly hold a majority interest in PIMCO Partners G.P., with a remainder held indirectly by a group comprised of the Managing Directors of PIMCO. PIMCO Advisors L.P. is governed by an Operating Board and an Equity Board, which exercise substantially all of the governance powers of the general partner and serves as the functional equivalent of a board of directors.

  PIMCO had approximately $56.9 billion assets under management as of year-end 1994. PIMCO also provides investment advisory services to PIMCO Funds and several other mutual fund portfolios and to private accounts for pension and profit sharing plans. PIMCO's address is 840 Newport Center Drive, Suite 360, Post Office Box 6430, Newport Beach, California 92658-6430.

  WHO AT PIMCO MANAGES THE MANAGED BOND AND GOVERNMENT SECURITIES
PORTFOLIOS? Mr. John L. Hague, Managing Director and senior member of PIMCO's Portfolio Management Group, has primary responsibility for investment management of the Managed Bond and Government Securities Portfolios as well as various other accounts of PIMCO. Mr. Hague joined Pacific Investment Management Company in 1987. During his 15 years of investment experience, he was associated with Salomon Brothers, Inc. specializing in international fixed income products and mortgage securities and Morgan Guaranty in credit research. Mr. Hague holds a bachelor's degree in Economic Analysis from Bowdoin College and an MBA in Finance from Stanford University.

  WHO IS THE PORTFOLIO MANAGER FOR THE GROWTH PORTFOLIO? Capital Guardian Trust Company ("Capital Guardian"), a wholly-owned subsidiary of The Capital Group Companies, Inc. ("CG"). Capital Guardian's address is 333 South Hope Street, Los Angeles, California 90071. Capital Research and Management Company ("CRMC"), another wholly-owned subsidiary of CG, provides investment advisory services to mutual funds known collectively as the American Funds Group.

  WHO AT CAPITAL GUARDIAN MANAGES THE GROWTH PORTFOLIO? The following persons are primarily responsible for the portfolio management of the Growth Portfolio. Richard C. Barker, Chairman of the Board of Capital Guardian, has had 34 years of experience as an investment professional (24 years with Capital Guardian or its affiliates). Michael R. Ericksen, Vice President of Capital Guardian, has had 14 years experience as an investment professional (8 years with Capital Guardian or its affiliates). Robert G. Kirby, Senior Partner of The Capital Group Partners L.P., an affiliate of CRMC, has had 44 years of experience as an investment professional (30 years with Capital Guardian or its affiliates). Douglas M. Urban, Senior Vice President, Capital Guardian, has had 22 years of experience as an investment professional (12 years with Capital Guardian or its affiliates). K. Bryan Jacoboski, Vice President of Capital Guardian, spent 11 years with Paine-Webber, where he was a Managing Director in equity research prior to joining Capital Guardian in 1994. Messrs. Barker and Kirby have been responsible for the portfolio management of the Growth Portfolio since the Portfolio began operations. Mr. Urban has shared responsibility for the management of the Growth Portfolio since 1991; prior to that time, he spent seven years as a research professional. Mr. Erickson is the lead portfolio manager, with the assistance of Messrs. Barker, Urban, Kirby, and Jacoboski, and is responsible for management of the Portfolio.

  WHO IS THE PORTFOLIO MANAGER FOR THE AGGRESSIVE EQUITY PORTFOLIO? Columbus Circle Investors ("Columbus Circle Investors" or "CCI"), a subsidiary partnership of PIMCO Advisors, L.P., an affiliate of Pacific Mutual. Columbus Circle Investors is located at Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902. Columbus Circle Investors and its predecessors have been advising institutional investors since 1975. As of December 31,
1994, Columbus Circle Investors managed approximately $    billion of assets.

  WHO AT COLUMBUS CIRCLE INVESTORS MANAGES THE AGGRESSIVE EQUITY
PORTFOLIO? The following persons are primarily responsible for the portfolio management of the Aggressive Equity Portfolio. Irwin F. Smith, Managing Director and Chairman of Columbus Circle, joined Columbus Circle as President and founding member in 1975. He has over 30 years of investment experience including the position of Deputy Treasurer/Chief Investment Officer for the State of Connecticut and Senior Portfolio Manager at Bank of America. Mr. Smith holds a bachelor's degree and MBA from the University of Wisconsin. Amy
M. Hogan, Managing Director of Columbus Circle, has had over 11 years of experience as an investment professional (9 years with Columbus Circle). She holds a bachelor's degree and MBA from the University of Wisconsin. Ms. Hogan is a Chartered Financial Analyst and a member of the New York Society of Security Analysts. Mr. Anthony Rizza, Vice President of Equity Research for Columbus Circle, has had over 8 years of investment experience (4 years with Columbus Circle). He holds a bachelor's degree from the University of Connecticut. Mr. Rizza is a Chartered Financial Analyst and a member of the Hartford Society of Security Analysts.

  WHO IS THE PORTFOLIO MANAGER FOR THE GROWTH LT PORTFOLIO? Janus Capital Corporation ("Janus"). Kansas City Southern Industries, Inc. owns approximately 83% of the outstanding voting stock of Janus. Janus' address is 100 Fillmore Street, Suite 300, Denver, Colorado 80206-4923. Janus currently serves as investment adviser or subadviser to the Janus Funds, as well as other mutual funds and individual, corporate, charitable, and retirement accounts.

  WHO AT JANUS MANAGES THE GROWTH LT PORTFOLIO? Warren B. Lammert, III, Vice President of Janus, is primarily responsible for the day-to-day management and implementation of Janus' investment strategy for the Growth LT Portfolio. Mr. Lammert is portfolio manager and Executive Vice President of Janus Mercury Fund and Janus Venture Fund, Executive Vice President of Janus Investment Fund, and has been the portfolio manager of various growth oriented accounts since 1991. He joined Janus as a securities analyst in 1987, taking an educational sabbatical from 1988 to 1989. He received his undergraduate degree in economics from Yale University and received his M.S. in economic history (with distinction) from the London School of Economics, London, England. Mr. Lammert is a Chartered Financial Analyst.

  WHO IS THE PORTFOLIO MANAGER FOR THE EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS? J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), a wholly-owned subsidiary of J.P. Morgan & Co. Incorporated. J.P. Morgan Investment's address is 522 Fifth Avenue, New York, New York 10036. J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. Capital Guardian served as portfolio manager to the Equity Income and Multi-Strategy Portfolios from their commencement of operations in 1988 through December 31, 1993.

  WHO AT J.P. MORGAN INVESTMENT MANAGES THE EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS? Lisa J. Oram and William G. Tennille are primarily responsible for the day-to-day management and implementation of J.P. Morgan Investment's process for the Multi-Strategy Portfolio, and Ms. Oram is primarily responsible for the Equity Income Portfolio. Lisa J. Oram, Vice President, is a portfolio manager with responsibility for several pension fund clients. Ms. Oram previously followed the aerospace and multi-industry sectors before becoming head of the firm's small capitalization research. She joined Morgan in 1982 upon graduation from the University of Wisconsin where she earned undergraduate and graduate degrees. Ms. Oram is a Chartered Financial Analyst.

William G. Tennille, Vice President, is a portfolio manager for separately managed and commingled funds with an emphasis in mortgage securities and derivatives. Prior to joining Morgan in 1992, he managed the investment portfolios of Manufacturers Hanover Trust, Deposit Guaranty Bank, and First Florida Banks. He is a graduate of the University of North Carolina.

  WHO IS THE PORTFOLIO MANAGER FOR THE EQUITY PORTFOLIO AND BOND AND INCOME PORTFOLIO? Greenwich Street Advisors Division of Smith Barney Mutual Funds Management Inc. ("Greenwich Street Advisors"), a wholly-owned subsidiary of Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of The Travelers Inc. The Greenwich Street Advisors Division is located at 388 Greenwich Street, 23rd Floor, New York, New York 10013.

  The Greenwich Street Advisors Division and its predecessors have been in the investment counseling business since 1934. Smith Barney Mutual Funds Management Inc. ("SBMFM") and its predecessors have been providing investment-advisory services to mutual funds since 1968. As of December 31, 1994, SBMFM managed approximately $54 billion of mutual fund assets.

  WHO AT GREENWICH STREET ADVISORS MANAGES THE EQUITY PORTFOLIO AND BOND AND INCOME PORTFOLIO? George V. Novello is primarily responsible for the day-to-day management of the Equity Portfolio. Mr. Novello became Managing Director of Smith Barney Inc. in August 1993. He previously held the same position with Shearson or its predecessor firms since 1990. Mr. Novello was a Managing Director and Director of Research for McKinley Allsopp and Gruntal from 1988 through 1990. Mr. Novello received a B.A. from St. John's University. George
E. Mueller, Jr. is primarily responsible for the day-to-day management of the Bond and Income Portfolio. Mr. Mueller became Director of Smith Barney Inc. in August 1993. He previously held the same position at Shearson or its predecessor firms since 1985. Mr. Mueller holds a B.S. from Duquesne University and a M.B.A. from Pace University.

  WHO IS THE PORTFOLIO MANAGER OF THE EQUITY INDEX PORTFOLIO? Bankers Trust Company ("BTCO"), a wholly-owned subsidiary of Bankers Trust New York Corporation. BTCO's address is 130 Liberty Street, New York, New York 10006. BTCO is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. The Global Investment Management Group of BTCO, the department directly responsible for the management of the Equity Index Portfolio, as of December 31, 1994, managed assets approximating $159.1 billion. BTCO is the investment manager to 25 other mutual fund portfolios.

  WHO IS THE PORTFOLIO MANAGER OF THE INTERNATIONAL PORTFOLIO? Templeton Investment Counsel, Inc. ("Templeton"), an indirect wholly-owned subsidiary of Templeton Worldwide, Inc., which is in turn a wholly-owned subsidiary of Franklin Resources, Inc. Templeton's address is Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091. Templeton and its affiliates serve as advisers for over 170 registered investment companies. The Templeton organization has been investing globally over the past 53 years and provides investment management and advisory services to a worldwide client base, including approximately 1,456,000 mutual fund shareholders in United States funds, foundations and endowments, employee benefit plans and individuals. Franklin Resources, Inc. is engaged in various aspects of the financial services industry through its subsidiaries. Nomura Capital Management, Inc. served as portfolio manager to the International Portfolio from its commencement of operations in 1988 through December 31, 1993.

  WHO AT TEMPLETON MANAGES THE INTERNATIONAL PORTFOLIO? Lauretta A. Reeves, Vice President, Portfolio Management/Research, is primarily responsible for the day-to-day investment management and implementation of Templeton's investment strategy for the International Portfolio. She also is a research analyst covering European and Asian banks, and for other accounts, has research responsibility for the chemical, medical supply and devices sectors, as well as the coverage of the Belgium market. Prior to joining Templeton in 1987, Ms. Reeves was the manager of equity trading for the First Equity Corporation of Florida, a regional investment banking firm. Ms. Reeves holds a bachelor's degree in Business Administration from Florida International University and an MBA in Business Administration from Nova University. Ms. Reeves is a Chartered Financial Analyst. James E. Chaney, Senior Vice President, Portfolio Management/Research, assists in the day-to-day investment management and implementation of Templeton's investment strategy for the International Portfolio. He currently manages several investment company, corporate, and public fund separate accounts. He is also a research analyst whose responsibilities include merchandising, regional banks and environmental companies. Prior to joining Templeton in 1991, Mr. Chaney was a Vice President of International Equities with GE

Investments, from 1986 to 1991. Mr. Chaney holds a bachelor's degree in Engineering from the University of Massachusetts-Amherst, an MS in Engineering from Northeastern University and an MBA from Columbia University. Howard J. Leonard, Senior Vice President, Portfolio Management/Research, also assists in the day-to-day investment management and implementation of Templeton's investment strategy for the International Portfolio. He also is a research analyst whose research responsibilities include forest products and money management industries. Prior to joining Templeton in 1989, Mr. Leonard was Director of Investment Research at First Pennsylvania Bank, from 1986 to 1989. Mr. Leonard holds a bachelor's degree in Business Administration from Temple University. Mr. Leonard is a Chartered Financial Analyst.

  WHO IS THE PORTFOLIO MANAGER OF THE EMERGING MARKETS PORTFOLIO? Blairlogie Capital Management ("Blairlogie"), a subsidiary partnership of PIMCO Advisors, L.P., an affiliate of Pacific Mutual. Blairlogie's address is 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland. Blairlogie Capital Management, Ltd., the predecessor investment advisor to Blairlogie, commenced operations in 1992. As of December 31, 1994, accounts managed by Blairlogie had combined assets of approximately $0.5 billion.

  WHO AT BLAIRLOGIE MANAGES THE EMERGING MARKETS PORTFOLIO? James Smith, a Managing Director and Chief Investment Officer of Blairlogie, is primarily responsible for the day-to-day management of the Emerging Markets Portfolio. Mr. Smith is responsible for managing an investment team of seven professionals, who, in turn, specialize in selection of stocks within Europe, Asia, the Americas, and in currency and derivatives. He previously served as a Senior Portfolio Manager at Murray Johnstone in Glasgow, Scotland, responsible for international investment management for North American clients, and at Schroder Investment Management in London. Mr. Smith received his bachelor's degree in Economics from London University and his MBA from Edinburgh University. He is an Associate of the Institute of Investment Management and Research.

  HOW HAS THE FUND SECURED THE SERVICES OF THE INVESTMENT ADVISER AND THE PORTFOLIO MANAGERS? The Fund has entered into an Investment Advisory Agreement with Pacific Mutual under which Pacific Mutual serves as Investment Adviser to the Fund. The Fund and Pacific Mutual have entered into Portfolio Management Agreements with the Portfolio Managers. After initial two year terms, the Investment Advisory Agreement and the Portfolio Management Agreements require renewal by the Fund's Board of Trustees annually. Any of these agreements can be terminated by the Fund's Board of Trustees. The Portfolio Management Agreements can be terminated by Pacific Mutual or by any of the Portfolio Managers. In the event of termination of a Portfolio Management Agreement, the current Portfolio Manager could no longer service the applicable Portfolio. Pacific Mutual could manage the applicable Portfolio directly or could recommend a replacement to the Fund's Board of Trustees.

  Under the Portfolio Management Agreements, the Portfolio Managers are compensated by Pacific Mutual, and not by the Fund. Pacific Mutual derives the amounts that it pays the Portfolio Managers from its own fees under the Investment Advisory Agreement. For information on the fees payable to the Portfolio Managers, see the Statement of Additional Information.

  HOW MUCH DOES THE FUND PAY FOR THE ADVISORY SERVICES OF PACIFIC MUTUAL AND THE PORTFOLIO MANAGERS? The Fund pays the Adviser for its services under the Investment Advisory Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund pays to the Adviser a fee at an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the Equity Index Portfolio, the Fund pays .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and .15% of the average daily net assets of the Portfolio in excess of $200 million. For the Managed Bond, High Yield Bond, Government Securities, and Bond and Income Portfolios, the Fund pays .60% of the average daily net assets of each of the Portfolios. For the Growth, Equity Income, Equity, and Multi-Strategy Portfolios, the Fund pays .65% of the average daily net assets of each of the Portfolio. For the Growth LT Portfolio, the Fund pays .75% of the average daily net assets of the Portfolio. For the Aggressive Equity Portfolio, the Fund pays to the Advisor a fee at an annual rate of .80% of the average daily net assets of the Portfolio. For the International Portfolio, the Fund pays .85% of the average daily net assets of the Portfolio. For the Emerging Markets Portfolio, the Fund pays to the Adviser a fee at an annual rate of 1.10% of the average daily net assets of the Portfolio. These fees are computed and accrued daily and paid monthly.

  WHAT OTHER EXPENSES DOES THE FUND BEAR? The Fund bears all costs of its operations. These costs may include expenses for custody, audit fees, fees and expenses of the independent trustees, organizational expenses and other expenses of its operations, including the cost of support services, and may, if applicable, include extraordinary expenses such as expenses for special consultants or legal expenses.

  The Fund is also responsible for bearing the expense of various matters, including, among other things, the expense of registering and qualifying the Fund on state and federal levels, legal and accounting services, maintaining the Fund's legal existence, shareholders' meetings and expenses associated with preparing, printing and distributing reports, proxies and prospectuses to shareholders.

  The Fund and Pacific Mutual entered into an Agreement for Support Services effective October 1, 1995, pursuant to which Pacific Mutual provides support services such as those described above. Under the terms of the Agreement for Support Services, it is not intended that Pacific Mutual will profit from these services to the Fund.

  Fund expenses directly attributable to a Portfolio are charged to that Portfolio; other expenses are allocated proportionately among all the Portfolios in relation to the net assets of each Portfolio. For the period ended June 30, 1995, the total annualized expenses of each Portfolio that had commenced operations on or before such date were the following percentages of average daily net assets: Money Market Portfolio--.55%, High Yield Bond Portfolio--.83%, Managed Bond Portfolio--.76%, Government Securities Portfolio--.84%, Growth Portfolio--.80%, Growth LT Portfolio--.99%, Equity Income Portfolio--.87%, Multi-Strategy Portfolio--.87%, Equity Portfolio--
 .80%, Bond and Income Portfolio--.80%, Equity Index Portfolio--.43%, and International Portfolio--1.11%. The expenses of each Portfolio, expressed as a percentage of the Portfolio's average daily net assets, is shown under "Ratio of Expenses to Average Net Assets" in the Financial Highlights section at the beginning of this Prospectus for each year of each Portfolio's operation. More information on the expenses of the Portfolios is included in the Portfolios' Statements of Operations, which can be found in the financial statements included in the Fund's annual and semi-annual reports sent to shareholders.

  WHAT IS PACIFIC MUTUAL DOING TO LIMIT FUND EXPENSES? Pacific Mutual has agreed, until at least December 31, 1997, to reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest, or gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Mutual began this expense reimbursement policy in April 1989. There can be no assurance that this policy will be continued beyond December 31, 1997.

  WHO DISTRIBUTES THE FUND'S SHARES? Shares of the Fund are distributed through Pacific Equities Network (the "Distributor" or "PEN"), a wholly-owned subsidiary of Pacific Mutual. PEN's address is 700 Newport Center Drive, Newport Beach, California 92660. PEN is a broker-dealer registered with the SEC and a member of the National Association of Securities Dealers. PEN acts as Distributor without remuneration from the Fund.

  WHO IS THE CUSTODIAN OF THE FUND? Investor's Fiduciary Trust Company ("IFTC") provides the Fund with portfolio accounting and custodial services. IFTC's address is 127 West 10th Street, Kansas City, Missouri 64105.

                           MORE ON THE FUND'S SHARES

  HOW DO YOU PURCHASE SHARES OF THE FUND? Shares of the Fund are not sold directly to the general public. Shares of the Fund are currently offered only for purchase by the Separate Accounts to serve as an investment medium for the Variable Contracts issued or administered by Pacific Mutual and Pacific Corinthian. For information on purchase of a Variable Contract, consult a prospectus for the Separate Account. Shares of the Growth Portfolio are offered only to Separate Accounts of Pacific Mutual that fund (1) variable life insurance policies, and (2) variable annuity contracts that were issued by Pacific Mutual prior to January 1, 1994. The Portfolio is not available for variable annuity contracts issued on or after January 1, 1994. The shares of the Equity Portfolio and Bond and Income Portfolio are offered to only Separate Accounts of Pacific Mutual and Pacific Corinthian that fund variable annuity contracts; thus, these Portfolios are not available for variable life insurance policies. The shares of the Aggressive Equity and Emerging Markets Portfolios are offered only to Separate Accounts of Pacific Mutual that fund variable life insurance policies and variable annuity contracts; thus, these Portfolios are not available for variable contracts administered by Pacific Corinthian.

  HOW ARE SHARES REDEEMED? Shares of any Portfolio may be redeemed on any business day upon receipt of a request for redemption from the insurance company whose separate account owns the shares. Redemptions are effected at the per share net asset value next determined after receipt of the redemption request. Redemption proceeds will ordinarily be paid within seven days following receipt of instructions in proper form, or sooner, if required by law. The right of redemption may be suspended by the Fund or the payment date postponed beyond seven days when the New York Stock Exchange is closed (other than customary weekend and holiday closings) or for any period during which trading thereon is restricted because an emergency exists, as determined by the SEC, making disposal of portfolio securities or valuation of net assets not reasonably practicable, and whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or part by a distribution in kind of securities from the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the Investment Company Act of 1940, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder.

  CAN YOU MAKE EXCHANGES AMONG THE PORTFOLIOS? Variable Contract Owners do not deal directly with the Fund to purchase, redeem, or exchange shares of a Portfolio, and Variable Contract Owners should refer to the Prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among options available under the contract.

  HOW IS THE VALUE OF THE PORTFOLIOS' SHARES DETERMINED? Shares of each Portfolio are sold at their respective net asset values (without a sales charge) computed after receipt of a purchase order. Net asset value of a share is determined by dividing the value of a Portfolio's net assets by the number of its shares outstanding. That determination is made once each business day, Monday through Friday, exclusive of federal holidays at or about 4:00 P.M., New York City time, on each day that the New York Stock Exchange is open for trading. To calculate a Portfolio's net asset value, a Portfolio's assets are valued and totalled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. In general, the value of assets is based on actual or estimated market value, with special provisions for assets not having readily available market quotations and short-term debt securities. The value of foreign portfolio securities traded on foreign exchanges is based upon the price of the close of the exchange immediately preceding the time of the Fund's valuation, or, if earlier, at the time of the Fund's valuation. Therefore, the calculation of the net asset value of the International and Emerging Markets Portfolios or other Portfolios that invest in foreign securities may not take place contemporaneously with the determination of the prices of certain foreign securities used in the calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources. Prices derived under these procedures will be used in determining daily net asset value. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time the Portfolio's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting the value of such securities occur during such period, then these securities may be valued at fair value as determined by the management and approved in good faith by the Board of Trustees. The Money Market Portfolio's securities are valued using the amortized cost method of valuation, which involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. The net asset values per share of each Portfolio will fluctuate in response to changes in market conditions and other factors. See the Statement of Additional Information.

  INFORMATION ABOUT PORTFOLIO TRANSACTIONS. The Adviser or the Portfolio Manager for a Portfolio places orders for the purchase and sale of portfolio investments for a Portfolio with brokers or dealers selected by it in its discretion. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the Adviser or Portfolio Manager may pay higher commission rates than the lowest available when the Adviser or Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction. Consistent with a policy of obtaining best net results, a Portfolio Manager's affiliate, including BT Brokerage Corporation and BT Futures Corporation, J.P. Morgan Securities, and Smith Barney Inc. may serve as the Fund's broker in effecting portfolio transactions, including transactions on a national securities exchange, and may retain commissions, in accordance with certain regulations of the SEC.

  INFORMATION ABOUT PORTFOLIO TURNOVER. The Portfolio turnover rate represents the rate at which securities in a Portfolio other than short-term debt obligations are replaced. This rate for the Portfolios is shown in the tables in Condensed Financial Information. The High Yield Bond, Managed Bond, and Government Securities, Growth LT, Equity Income, Multi-Strategy, Equity, and Bond and Income Portfolios had portfolio turnover rates in excess of 100% in certain years, which could be considered relatively high. Such a Portfolio turnover rate may result in higher brokerage commissions or other transactional expenses for these Portfolios than for other Portfolios, which expenses must be borne, directly or indirectly, by a Portfolio and ultimately by the Portfolio's shareholders. In addition, high portfolio turnover may affect the ability of a Portfolio to qualify as a regulated investment company. See "Taxation" and "Portfolio Turnover" in the SAI.

  DO ANY ISSUES ARISE FROM THE FUND OFFERING ITS SHARES FOR VARIABLE ANNUITIES AND VARIABLE LIFE INSURANCE POLICIES? The Fund serves as an investment medium for both variable annuity contracts and variable life insurance policies. The Fund currently does not foresee any disadvantages to Variable Contract Owners due to the fact that the Fund serves as an investment medium for both variable life insurance policies and annuity contracts; however, due to differences in tax treatment or other considerations, it is theoretically possible that the interests of owners of annuity contracts and insurance policies for which the Fund serves as investment medium might at some time be in conflict. However, the Fund's Board of Trustees, Pacific Mutual and Pacific Corinthian are required to monitor events to identify any material conflicts between variable annuity contract owners and variable life policy owners, and will determine what action, if any, should be taken in the event of such a conflict. If such a conflict were to occur, Pacific Mutual, Pacific Corinthian, or another insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund. This might force the Fund to sell securities at disadvantageous prices.

                       OTHER INFORMATION ABOUT THE FUND

  HOW IS THE FUND CAPITALIZED? The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. When issued, shares of the Fund are fully paid, freely transferable, and non-assessable by the Fund.

  Under Massachusetts law, shareholders could under certain circumstances, be held personally liable for the obligations of the Fund. However, the Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Fund for acts or obligations of the Fund, which are binding only on the assets and property of the

Fund and requires that notice of the disclaimer be given in each contract or obligation entered into or executed by the Fund or the Trustees. The Declaration of Trust provides for indemnification out of Fund property for all loss and expense of any shareholder held personally liable for the obligations of the Fund. The risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund itself would be unable to meet its obligations and thus should be considered remote.

  WHAT IS THE FEDERAL INCOME TAX STATUS OF THE FUND? Each Portfolio intends to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code ("Code"). A Portfolio so qualifying generally will not be subject to federal income taxes to the extent that it distributes on a timely basis its investment company taxable income and its net capital gains. Such income and capital gains distributions are automatically reinvested in additional shares of the Portfolio, unless the shareholder elects to receive cash. Each Portfolio also intends to comply with diversification regulations under section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, a Portfolio will be required to diversify its investments so that on the last day of each quarter of a calendar year no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment, but each U.S. Government agency and instrumentality is treated as a separate issuer. Compliance with the diversification rules under Section 817(h) of the Code generally will limit the ability of any Portfolio, and in particular, the Government Securities Portfolio, to invest greater than 55% of its total assets in direct obligations of the U.S. Treasury (or any other issuer) or to invest primarily in securities issued by a single agency or instrumentality of the U.S. Government.

  Reference is made to the Prospectus for the applicable Separate Account and Contract for information regarding the Federal income tax treatment of distributions to the Separate Account. See "Taxation" in the Fund's SAI for more information on taxes.

  WHAT VOTING RIGHTS DO SHAREHOLDERS HAVE? Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Massachusetts business trust law does not require the Fund to hold annual shareholder meetings, although special meetings may be called for a specific Portfolio, or for the Fund as a whole, for purposes such as electing or removing Trustees, changing fundamental policies, or approving a new or amended advisory contract or portfolio management agreement. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Fund will request voting instructions from Variable Contract Owners and will vote shares or other voting interests in the Separate Account in proportion to the voting instructions received.

  MAY THE FUND DISCONTINUE THE OFFERING OF ANY PORTFOLIO? The Fund reserves the right to discontinue offering shares of one or more Portfolio at any time. In the event that a Portfolio ceases offering its shares, any investments allocated by an insurance company investing in the Fund to such Portfolio will, subject to any necessary regulatory approvals, be invested in the Portfolio deemed appropriate by the Trustees.

  ADVERTISING PERFORMANCE. The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

  Performance information should be considered in light of a Portfolio's investment objectives and policies, characteristics of the Portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine yield and total return for the Portfolios, see the SAI.

                                 TOTAL RETURN

  The table below presents the total return for each Portfolio that began operations before January, 1996. The total return shown in the table tells you how much an investment in a Portfolio has changed in value for each year or period shown. It reflects any net increase or decrease in the share price and assumes that all dividends and distributions were reinvested in additional shares. The total return does not include fees and charges at the Separate Account level under the Variable Contracts or other fees and charges under the Variable Contracts.

                     YEAR     YEAR     YEAR     YEAR      YEAR       YEAR     YEAR      YEAR       YEAR     YEAR      YEAR
                    ENDED    ENDED    ENDED    ENDED      ENDED     ENDED    ENDED      ENDED     ENDED    ENDED      ENDED
                   12/31/84 12/31/85 12/31/86 12/31/87 12/31/88(1) 12/31/89 12/31/90 12/31/91(2) 12/31/92 12/31/93 12/31/94(3)
                   -------- -------- -------- -------- ----------- -------- -------- ----------- -------- -------- -----------
Money Market....      --       --       --        --       5.85      8.73      7.92      5.74       3.22    2.58        3.76
High Yield Bond.      --       --       --        --       8.30      4.16      0.38     24.58      18.72   18.01        0.42
Managed Bond....      --       --       --        --       7.11     14.74      8.52     17.03       8.68   11.63      - 4.36
Government
 Securities.....      --       --       --        --       6.65     14.61      8.01     16.67       7.52   10.79      - 5.10
Growth..........      --       --       --        --      15.31     34.96   - 17.30     39.15      20.53   21.89     - 10.49
Growth LT.......      --       --       --        --        --        --        --        --         --      --        13.25
Equity
 Income(4)......      --       --       --        --       8.25     29.22    - 7.54     31.42       5.36    8.29      - 0.28
Multi-
 Strategy(4)....      --       --       --        --       6.85     23.42    - 1.47     24.03       5.57    9.25      - 1.50
Equity(5).......     9.80    30.02    20.92      2.18      7.19     30.12    - 2.55     29.77       6.30   16.06      - 2.87
Bond and
 Income(5)......    14.76    27.61    21.39    - 2.09      6.37     17.04      3.27     24.32       8.09   19.39      - 8.36
Equity Index....      --       --       --        --        --        --        --      24.88       6.95    9.38        1.05
International(4).     --       --       --        --      17.69     20.51   - 13.48     10.92     - 9.78   30.02        3.01
                              AVERAGE
                               ANNUAL
                               TOTAL
                     SIX       RETURN
                   MONTHS     (FOR ALL
                    ENDED    YEARS AND
                   6/30/95 PERIODS SHOWN)
                   ------- --------------
Money Market....     2.78       5.40
High Yield Bond.    10.78      11.09
Managed Bond....    10.93       9.76
Government
 Securities.....    11.03       9.20
Growth..........    13.86      14.07
Growth LT.......    18.95      22.13
Equity
 Income(4)......    17.59      11.59
Multi-
 Strategy(4)....    14.37      10.37
Equity(5).......    10.97      13.30
Bond and
 Income(5)......    20.73      12.97
Equity Index....    20.15      13.85
International(4).    6.95       7.83

--------
(1) Information is for the period from January 4, 1988 (commencement of operations) to December 31, 1988 except as otherwise indicated.
(2) Information for the Equity Index Portfolio is for the period from January 30, 1991 (commencement of operations) to December 31, 1991.
(3) Information for the Growth LT Portfolio is for the period from January 4, 1994 (commencement of operations) to December 31, 1994.
(4) The performance results of the Equity Income, Multi-Strategy, and International Portfolios occurred when these Portfolios were advised by different Portfolio Managers. J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income Portfolio and Multi-Strategy Portfolio and Templeton began serving as Portfolio Manager of the International Portfolio on January 1, 1994.
(5) The performance results of the Equity Portfolio and the Bond and Income Portfolio are based on the performance of predecessor portfolios (series) of Pacific Corinthian Variable Fund, which began their first full year of operations on January 1, 1984 and were acquired by the Fund on December 31, 1994.

                                   APPENDIX

DESCRIPTION OF BOND RATINGS

  Corporate Bonds: Bonds rated Aa by Moody's are judged by Moody's to be of high quality by all standards. Together with bonds rated Aaa (Moody's highest rating) they comprise what are generally known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present which make the long-term risks appear somewhat larger than those applicable to Aaa securities. Bonds which are rated A by Moody's possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

  Moody's Baa rated bonds are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

  Bonds rated AA by Standard & Poor's are judged by Standard & Poor's to be high-grade obligations and in the majority of instances differ only in small degree from issues rated AAA (Standard & Poor's highest rating).

Bonds rated AAA are considered by Standard & Poor's to be the highest grade obligations and possess the ultimate degree of protection as to principal and interest. With AA bonds, as with AAA bonds, prices move with the long-term money market.

  Bonds rated A by Standard & Poor's, regarded as upper medium grade, have a strong capacity and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

  Standard & Poor's BBB rated bonds, or medium-grade category bonds, are borderline between definitely sound obligations and those where the speculative element begins to predominate. These bonds have adequate asset coverage and normally are protected by satisfactory earnings. Their susceptibility to changing conditions, particularly to depressions, necessitates constant watching. These bonds generally are more responsive to business and trade conditions than to interest rates. This group is the lowest which qualifies for commercial bank investment.

  Moody's Ba rated bonds are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds rated Ba. Bonds which are rated B by Moody's generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

  Bonds rated Caa by Moody's are considered to be of poor standing. Such issues may be in default or there may be elements of danger with respect to principal or interest. Bonds rated Ca are considered by Moody's to be speculative in a high degree, often in default. Bonds rated C, the lowest class of bonds under Moody's bond ratings, are regarded by Moody's as having extremely poor prospects.

  Moody's also applies numerical indicators 1, 2 and 3 to rating categories. The modifier 1 indicates that the security is in the higher end of its rating category; 2 indicates a mid-range ranking; and 3 indicates a ranking toward the lower end of the category.

  A bond rated BB, B, CCC, and CC by Standard & Poor's is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposure to adverse conditions.

  Commercial Paper: The Prime rating is the highest commercial paper rating assigned by Moody's. Among the factors considered by Moody's in assigning ratings are the following: (1) evaluation of the management of the issuer; (2) economic evaluation of the issuer's industry or industries and an appraisal of speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's products in relation to competition and customer acceptance;
(4) liquidity; (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten years; (7) financial strength of a parent company and the relationships which exist with the issuer; and (8) recognition by management of obligations which may be present or may arise as a result of public interest questions and preparations to meet such obligations. Issuers with this Prime category may be given ratings 1, 2 or 3, depending on the relative strengths of these factors.

  Commercial paper rated A by Standard & Poor's has the following characteristics: (i) liquidity ratios are adequate to meet cash requirements;
(ii) long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors outweigh the BBB rating,
(iii) the issuer should have access to at least two additional channels of borrowing; (iv) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances; and (v) typically the issuer's industry should be well established and the issuer should have a strong position within its industry and the reliability and quality of management should be unquestioned. Issuers rated A are further referred to by use of numbers 1, 2 and 3 to denote relative strength with this highest classification.

                         [LOGO OF PACIFIC SELECT FUND]

                              PACIFIC SELECT FUND

           INVESTMENT ADVISER            Pacific Investment Management Company
 Pacific Mutual Life Insurance Company    840 Newport Center Drive, Suite 360
        700 Newport Center Drive                 Post Office Box 6430
          Post Office Box 9000            Newport Beach, California 92658-6430
    Newport Beach, California 92660

                                           Templeton Investment Counsel, Inc.
           PORTFOLIO MANAGERS                   Broward Financial Centre
         Bankers Trust Company                         Suite 2100
           130 Liberty Street             Fort Lauderdale, Florida 33394-3091
        New York, New York 10006

                                                      DISTRIBUTOR

     Blairlogie Capital Management              Pacific Equities Network
               4th Floor                          Member: NASD & SIPC
           125 Princes Street                   700 Newport Center Drive
      Edinburgh EH2 4AD, Scotland                    P.O. Box 9000
                                            Newport Beach, California 92660
     Capital Guardian Trust Company
         333 South Hope Street                         CUSTODIAN
     Los Angeles, California 90071         Investors Fiduciary Trust Company
                                                 127 West Tenth Street
       Columbus Circle Investors              Kansas City, Missouri 64105
              Metro Center
           One Station Place                          ACCOUNTANTS
      Stamford, Connecticut 06902                Deloitte & Touche LLP

       Greenwich Street Advisors                       Suite 1200
          388 Greenwich Street               Costa Mesa, California 92626
            23rd Floor
        New York, New York 10048                        COUNSEL
                                                 Dechert Price & Rhoads
       Janus Capital Corporation                  1500 K Street, N.W.
          100 Fillmore Street                          Suite 500
               Suite 300                         Washington, D.C. 20005
      Denver, Colorado 80206-4923

 J.P. Morgan Investment Management Inc.
            522 Fifth Avenue
        New York, New York 10036

Prospectus dated       , 1996


FORM NO. 15-19532-01

                        [LOGO OF PACIFIC SELECT FUND]


                              PACIFIC SELECT FUND

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATE:      , 1996

                               ----------------

  Pacific Select Fund (the "Fund") is an open-end diversified management investment company currently offering fourteen separate investment Portfolios: the Money Market Portfolio; the High Yield Bond Portfolio; the Managed Bond Portfolio; the Government Securities Portfolio; the Growth Portfolio; the Aggressive Equity Portfolio; the Growth LT Portfolio; the Equity Income Portfolio; the Multi-Strategy Portfolio; the Equity Portfolio; the Bond and Income Portfolio; the Equity Index Portfolio; the International Portfolio; and the Emerging Markets Portfolio. The Fund's Adviser is Pacific Mutual Life Insurance Company.

  This Statement of Additional Information ("SAI") is intended to supplement
the information provided to investors in the Prospectus dated     , 1996, of
the Fund and has been filed with the Securities and Exchange Commission as part of the Fund's Registration Statement. Investors should note, however, that this SAI is not itself a prospectus and should be read carefully in conjunction with the Fund's Prospectus and retained for future reference. The contents of this SAI are incorporated by reference in the Prospectus in their entirety. A copy of the Prospectus may be obtained free of charge from the Fund at the address and telephone numbers listed below.

                               ----------------

                                 Distributor:

                           Pacific Equities Network
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                                (800) 800-7681

                                   Adviser:

                     Pacific Mutual Life Insurance Company
                           700 Newport Center Drive
                                 P.O. Box 9000
                            Newport Beach, CA 92660
                                (800) 800-7681

                               TABLE OF CONTENTS

INTRODUCTION................................................................   1
INVESTMENT POLICIES FOR MONEY MARKET PORTFOLIO..............................   1
SECURITIES AND INVESTMENT TECHNIQUES........................................   1
  U.S. Government Securities................................................   1
  Mortgage-Related Securities...............................................   2
    Mortgage Pass-Through Securities........................................   2
    GNMA Certificates.......................................................   2
    FNMA and FHLMC Mortgage-Backed Obligations..............................   3
    Collateralized Mortgage Obligations (CMOs)..............................   4
    FHLMC Collateralized Mortgage Obligations...............................   4
    Other Mortgage-Related Securities.......................................   4
    CMO Residuals...........................................................   5
    Stripped Mortgage-backed Securities.....................................   5
  Other Asset-Backed Securities.............................................   6
  High Yield Bonds..........................................................   6
  Bank Obligations..........................................................   7
  Corporate Debt Securities.................................................   8
  Variable and Floating Rate Securities.....................................   9
  Commercial Paper..........................................................   9
  Convertible Securities....................................................  10
  Repurchase Agreements.....................................................  11
  Borrowing.................................................................  12
  Reverse Repurchase Agreements and Other Borrowings........................  12
  Firm Commitment Agreements and When-Issued Securities.....................  13
  Loans of Portfolio Securities.............................................  13
  Short Sales Against the Box...............................................  13
  Restricted Securities (Private Placements)................................  14
  Foreign Securities........................................................  14
  Foreign Currency Transactions.............................................  16
    Forward Foreign Currency Contracts......................................  17
  Options...................................................................  18
    Purchasing and Writing Options on Securities............................  18
    Purchasing Options on Stock Indexes.....................................  19
    Risks of Options Transactions...........................................  20
    Spread Transactions.....................................................  21
  Options on Foreign Currencies.............................................  21
  Futures Contracts and Options on Futures Contracts........................  23
    Interest Rate Futures...................................................  23
    Stock Index Futures.....................................................  23
    Futures Options.........................................................  24
    Limitations.............................................................  25
    Risks Associated with Futures and Futures Options.......................  25
  Foreign Currency Futures and Options Thereon..............................  26
  Swap Agreements...........................................................  27
  Warrants..................................................................  27
  Duration..................................................................  27
INVESTMENT RESTRICTIONS.....................................................  29
  Fundamental Investment Restrictions.......................................  29
  Nonfundamental Investment Restrictions....................................  30

MANAGEMENT OF THE FUND......................................................  31
  Trustees and Officers.....................................................  31
  Investment Adviser........................................................  32
  Portfolio Management Agreements...........................................  34
  Distribution of Fund Shares...............................................  39
  Purchases and Redemptions.................................................  40
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................  40
  Investment Decisions......................................................  40
  Brokerage and Research Services...........................................  40
  Portfolio Turnover........................................................  42
NET ASSET VALUE.............................................................  42
PERFORMANCE INFORMATION.....................................................  44
TAXATION....................................................................  46
  Distributions.............................................................  48
  Hedging Transactions......................................................  48
OTHER INFORMATION...........................................................  48
  Concentration Policy......................................................  48
  Capitalization............................................................  48
  Voting Rights.............................................................  48
  Custodian and Transfer Agency and Dividend Disbursing Services............  49
  Financial Statements......................................................  49
  Independent Accountants...................................................  49
  Counsel...................................................................  49
  Registration Statement....................................................  50

                                 INTRODUCTION

  This SAI is designed to elaborate upon information contained in the Prospectus, including the discussion of certain securities and investment techniques. The more detailed information contained herein is intended solely for investors who have read the Prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in this SAI generally correspond to like captions and terms in the Prospectus.

                INVESTMENT POLICIES FOR MONEY MARKET PORTFOLIO

  The investment objective and investment policies of the Money Market Portfolio are described in the Prospectus. The following description presents more detailed information on investment policies that apply to the Portfolio, and is intended to supplement the information provided in the Prospectus. A money market instrument will be considered to be highest quality (1) if the instrument (or other comparable short-term instrument of the same issuer) is rated in the highest rating category, (i.e., Aaa or Prime-1 by Moody's Investors Service, Inc. ("Moody's"), AAA or A-1 by Standard & Poor's Corporation ("S&P")) by (i) any two nationally recognized statistical rating organizations ("NRSROs") or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; (2) if, for an instrument with a remaining maturity of 13 months or less that was long term at the time of issuance, it is issued by an issuer that has short-term debt obligations of comparable maturity, priority, and security, and that are rated in the highest rating category by (i) any two NRSROs or, (ii) if rated by only one NRSRO, by that NRSRO, and whose acquisition is approved or ratified by the Board of Trustees; or (3) an unrated security that is of comparable quality to a security in the highest rating category as determined by the Adviser and, unless it is a U.S. Government security, whose acquisition is approved or ratified by the Board of Trustees. With respect to 5% of its total assets, measured at the time of investment, the Portfolio may also invest in money market instruments that are in the second-highest rating category for short-term debt obligations (i.e., rated Aa or Prime-2 by Moody's or AA or A-2 by S&P). A money market instrument will be considered to be in the second-highest rating category under the criteria described above with respect to instruments considered highest quality, as applied to instruments in the second-highest rating category.

  The Portfolio may not invest more than 5% of its total assets, measured at the time of investment, in securities of any one issuer that are of the highest quality, except that this limitation shall not apply to U.S. Government securities and repurchase agreements thereon. The Portfolio may not invest more than the greater of 1% of its total assets or $1,000,000, measured at the time of investment, in securities of any one issuer that are in the second-highest rating category, except that this limitation shall not apply to U.S. Government securities. In the event that an instrument acquired by the Portfolio is downgraded or otherwise ceases to be of the quality that is eligible for the Portfolio, the Adviser, under procedures approved by the Board of Trustees (or the Board of Trustees itself if the Adviser becomes aware an unrated security is downgraded below high quality and the Adviser does not dispose of the security or it does not mature within five business days) shall promptly reassess whether such security presents minimal credit risk and determine whether or not to retain the instrument.

                     SECURITIES AND INVESTMENT TECHNIQUES

U.S. GOVERNMENT SECURITIES

  All Portfolios may invest in U.S. Government securities. U.S. Government securities are obligations of, or guaranteed by, the U.S. Government, its agencies, or instrumentalities. Treasury bills, notes, and bonds are direct obligations of the U.S. Treasury, and they differ with respect to certain items such as coupons, maturities, and dates of issue. Treasury bills have a maturity of one year or less. Treasury notes have maturities of one to ten years and Treasury bonds generally have a maturity of greater than ten years. Securities guaranteed by the U.S. Government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates (described below) and Federal Housing Administration debentures). In guaranteed securities, the payment of principal and interest is unconditionally guaranteed by the U.S. Government, and thus they are of the highest credit quality. Such direct obligations or guaranteed securities are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity, the U.S. Government is obligated to or guarantees to pay them in full.

  Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the U.S. Treasury; some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to Federal National Mortgage Association, Federal Home Loan Bank, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Federal Financing Bank, Farm Credit Banks, and the Tennessee Valley Authority. All the Portfolios may invest in U.S. Government securities.

MORTGAGE-RELATED SECURITIES

  Mortgage-related securities are interests in pools of mortgage loans made to residential home buyers, including mortgage loans made by savings and loan institutions, mortgage banks, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental, government-related, and private organizations. The High Yield Bond, Managed Bond, Government Securities, Growth LT, and Multi-Strategy Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest in mortgage-related securities as well as debt securities which are secured with collateral consisting of mortgage-related securities, and in other types of mortgage-related securities. The Equity Portfolio and Bond and Income Portfolio may only invest in mortgage-related securities that are obligations of, or guaranteed by, the U.S. Government, its agencies or instrumentalities.

  Mortgage Pass-Through Securities. These are securities representing interests in "pools" of mortgages in which payments of both interest and principal on the securities are made periodically, in effect "passing through" periodic payments made by the individual borrowers on the residential mortgage loans which underlie the securities (net of fees paid to the issuer or guarantor of the securities). Early repayment of principal on mortgage pass-through securities (arising from prepayments of principal due to sale of the underlying property, refinancing, or foreclosure, net of fees and costs which may be incurred) may expose a Portfolio to a lower rate of return upon reinvestment of principal. Payment of principal and interest on some mortgage pass-through securities may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by the Government National Mortgage Association, or "GNMAs"); or guaranteed by agencies or instrumentalities of the U.S. Government (in the case of securities guaranteed by the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities created by nongovernmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers) may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit, which may be issued by governmental entities, private insurers, or the mortgage poolers.

  GNMA Certificates. GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. Government. GNMA is a wholly-owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of mortgages insured by the Federal Housing Administration ("FHA"), or guaranteed by the Department of Veterans Affairs ("VA"). GNMA certificates differ from typical bonds because principal is repaid monthly over the term of the loan rather than returned in a lump sum at maturity. Because both interest and principal payments (including prepayments) on the underlying mortgage loans are passed through to the holder of the certificate, GNMA certificates are called "pass-through" securities.

  Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments while errant receipts are tracked down may vary. Other mortgage-backed securities such as those of FHLMC and FNMA trade in book-entry form and are not subject to the risk of delays in timely payment of income.

  Although the mortgage loans in the pool will have maturities of up to 30 years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a Portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the GNMA certificates. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the GNMA certificates. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.

  FNMA and FHLMC Mortgage-Backed Obligations. Government-related guarantors (i.e., not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA, a federally chartered and privately-owned corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. Government. FNMA is a government sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks and credit unions, and mortgage bankers. FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. Its stock is owned by the 12 Federal Home Loan Banks. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. Government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.

  Collateralized Mortgage Obligations (CMOs). A CMO is a hybrid between a mortgage-backed bond and a mortgage pass-through security. Similar to a bond, interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

  CMOs that are issued or guaranteed by the U.S. Government or by any of its agencies or instrumentalities will be considered U.S. Government securities by the Portfolios, while other CMOs, even if collateralized by U.S. Government securities, will have the same status as other privately issued securities for purposes of applying a Portfolio's diversification tests.

  CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, generally is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the first class has been retired. An investor is partially guarded against a sooner than desired return of principal because of the sequential payments.

  In a typical CMO transaction, a corporation ("issuer") issues multiple series (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the Bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The series A, B, and C Bonds all bear current interest. Interest on the series Z Bond is accrued and added to principal and a like amount is paid as principal on the series A, B, or C Bond currently being paid off. When the series A, B, and C Bonds are paid in full, interest and principal on the series Z Bond begins to be paid currently. With some CMOs, the issuer serves as a conduit to allow loan originators (primarily builders or savings and loan associations) to borrow against their loan portfolios.

  FHLMC Collateralized Mortgage Obligations. FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates which are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually, as opposed to monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule, which, in turn, is equal to approximately 100% of FHA prepayment experience applied to the mortgage collateral pool. All sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payment of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date.

  If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

  Criteria for the mortgage loans in the pool backing the CMOs are identical to those of FHLMC PCs. FHLMC has the right to substitute collateral in the event of delinquencies and/or defaults.

  Other Mortgage-Related Securities. Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. A Portfolio may buy mortgage-related securities without insurance or guarantees, if, in an examination of the loan experience and practices of the originator/servicers and poolers, the Adviser or Portfolio Manager determines that the securities meet a Portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities issued by certain private organizations may not be readily marketable. A Portfolio will not purchase mortgage-related securities or any other assets which in the opinion of the Adviser or Portfolio Manager are illiquid if, as a result, more than 15% of the value of a Portfolio's total assets will be illiquid. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-related securities offering mortgage pass-through and mortgage collateralized investments in addition to those described above. As new types of mortgage-related securities are developed and offered to investors, the Adviser or Portfolio Manager will, consistent with a Portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-related securities.

  CMO Residuals. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, homebuilders, mortgage banks, commercial bank, investment banks and special purpose entities of the foregoing.

  The cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The residual in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and the prepayment experience on the mortgage assets. In particular, the yield to maturity on CMO residuals is extremely sensitive to prepayments on the related underlying mortgage assets, in the same manner as an interest-only ("IO") class of stripped mortgage-backed securities. See "Other Mortgage-Related Securities--Stripped Mortgage-Backed Securities." In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Portfolio may fail to recoup fully its initial investment in a CMO residual.

  CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. Transactions in CMO residuals are generally completed only after careful review of the characteristics of the securities in question. In addition, CMO residuals may or, pursuant to an exemption therefrom, may not have been registered under the Securities Act of 1933, as amended. CMO residuals, whether or not registered under such Act, may be subject to certain restrictions on transferability, and may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

  Stripped Mortgage-backed Securities. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose entities of the foregoing.

  SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the IO class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the Portfolio's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Portfolio may fail to fully recoup its initial investment in these securities even if the security is in one of the highest rating categories.

  Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Portfolio's limitations on investment in illiquid securities.

OTHER ASSET-BACKED SECURITIES

  In addition to mortgage-related securities, the High Yield Bond, Managed Bond, Government Securities, Growth LT, and Multi-Strategy Portfolios, and the Money Market Portfolio, subject to its investment policies, may invest in other asset-backed securities which are securities that directly or indirectly represent a participation interest in, or are secured by and payable from a stream of payments generated by particular assets such as automobile loans or installment sales contracts, home equity loans, computer and other leases, credit card receivables, or other assets. Generally, the payments from the collateral are passed through to the security holder. Due to the possibility that prepayments (on automobile loans and other collateral) will alter cash flow on asset-backed securities, generally it is not possible to determine in advance the actual final maturity date or average life of many asset-backed securities. Faster prepayment will shorten the average life and slower prepayments will lengthen it. However, it may be possible to determine what the range of that movement could be and to calculate the effect that it will have on the price of the security. Other risks relate to limited interests in applicable collateral. For example, credit card debt receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts on credit card debt thereby reducing the balance due. Additionally, holders of asset-backed securities may also experience delays in payments or losses if the full amounts due on underlying sales contracts are not realized. Because asset-backed securities are relatively new, the market experience in these securities is limited and the market's ability to sustain liquidity through all phases of the market cycle has not been tested.

HIGH YIELD BONDS

  The High Yield Bond Portfolio and, to the extent of 10% of their assets, the Managed Bond Portfolio and Growth LT Portfolio, and, to the extent of 5% of its assets, the International Portfolio, (measured at the time of investment), may invest in high risk debt securities rated lower than Baa or BBB, or, if not rated by Moody's or S&P, of equivalent quality (although the Managed Bond Portfolio may not invest in securities rated lower than B) ("high yield bonds," which are commonly referred to as "junk bonds").

  In general, high yield bonds are not considered to be investment grade, and investors should consider the risks associated with high yield bonds before investing in the pertinent Portfolio, and in particular the High Yield Bond Portfolio. Investment in such securities generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk.

  Investment in high yield bonds involves special risks in addition to the risks associated with investments in higher rated debt securities. High yield bonds are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. The high yield bond market is relatively new, and many of the outstanding high yield bonds have not endured a lengthy business recession. A long-term track record on bond default rates such as that for investment grade corporate bonds, does not exist for the high yield market. Analysis of the creditworthiness of issuers of debt securities that are high yield bonds may be more complex than for issuers of higher quality debt securities, and the ability of a Portfolio to achieve its investment objective may, to the extent of investment in high yield bonds, be more dependent upon such creditworthiness analysis than would be the case if the Portfolio were investing in higher quality bonds.

  High yield bonds may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade bonds. The prices of high yield bonds have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield bond prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield bonds defaults, in addition to risking payment of all or a portion of interest and principal, a Portfolio may incur additional expenses to seek recovery. In the case of high yield bonds structured as zero-coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities which pay interest periodically and in cash.

  The secondary market on which high yield bonds are traded may be less liquid than the market for higher grade bonds. Less liquidity in the secondary trading market could adversely affect the price at which a Portfolio could sell a high yield bond, and could adversely affect and cause large fluctuations in the daily net asset value of the Portfolio's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield bonds, especially in a thinly-traded market. When secondary markets for high yield bonds are less liquid than the market for higher grade bonds, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

  There are also certain risks involved in using credit ratings for evaluating high yield bonds. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield bonds. Also, credit rating agencies may fail to timely reflect subsequent events.

BANK OBLIGATIONS

  Bank obligations in which all Portfolios may invest include certificates of deposit, bankers' acceptances, and fixed time deposits. Each Portfolio may also hold funds on deposit with its sub-custodian bank in an interest-bearing account for temporary purposes.

  Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits. A Portfolio will not invest in fixed time deposits which are (i) not subject to prepayment, or (ii) which provide for withdrawal penalties upon prepayment (other than overnight deposits) if, in the aggregate, more than 15% of its assets would be invested in such deposits, repurchase agreements maturing in more than seven days, and other illiquid assets.

  A Portfolio will not invest in any security issued by a commercial bank unless: (i) the bank has total assets of at least U.S. $1 billion (U.S. $2 billion in the case of the Bond and Income Portfolio), or the equivalent in other currencies, or, in the case of domestic banks which do not have total assets of at least U.S. $1 billion, the aggregate investment made in any one such bank is limited to an amount, currently U.S. $100,000, insured in full by the Federal Deposit Insurance Corporation; (ii) in the case of U.S. banks, it is a member of the Federal Deposit Insurance Corporation; and (iii) in the case of foreign banks, the security is, in the opinion of the Adviser or the Portfolio's Portfolio Manager, of an investment quality comparable with other debt securities of similar maturities which may be purchased by the Portfolio. These limitations do not prohibit investments in securities issued by foreign branches of U.S. banks, provided such U.S. banks meet the foregoing requirements.

  All Portfolios may invest in short-term debt obligations of savings and loan associations. A Portfolio will not invest in any security issued by a savings and loan association unless: (i) the savings and loan association has total assets of at least $1 billion (U.S. $2 billion in the case of the Bond and Income Portfolio), or, in the case of savings and loan associations which do not have total assets of at least $1 billion, the aggregate investment made in any one savings and loan association is insured in full, currently up to $100,000, by the Savings Association Insurance Fund; (ii) the savings and loan association issuing the security is a member of the Federal Home Loan Bank System; and (iii) the institution is insured by the Savings Association Insurance Fund.

  A Portfolio will not purchase any security of a small bank or savings and loan association which is not readily marketable if, as a result, more than 15% of the value of its total assets would be invested in such securities, other illiquid securities, or securities without readily available market quotations, such as restricted securities and repurchase agreements maturing in more than seven days.

  The International Portfolio may only invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than U.S. $1 billion, or the equivalent in other currencies, in total assets; and (ii) in the opinion of the Portfolio Manager, are of an investment quality comparable to fixed income obligations in which the Portfolio may invest. The Aggressive Equity and Emerging Markets Portfolios may only invest in obligations of foreign banks (including U.S. branches of foreign banks) which at the time of investment (i) have more than $10 billion, or the equivalent in other currencies, in total assets; (ii) in terms of assets are among the 75 largest foreign banks in the world; (iii) have branches or agencies (limited purpose offices which do not offer all banking services) in the United States; and (iv) in the opinion of the Portfolio Manager, are of an investment quality comparable to obligations of United States banks in which the Portfolios may invest. There is no limitation on the amount of a Portfolio's assets which may be invested in obligations of foreign banks if the bank obligations meet the appropriate conditions set forth above.

  Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, including: (i) the possibilities that their liquidity could be impaired because of future political and economic developments; (ii) their obligations may be less marketable than comparable obligations of U.S. banks; (iii) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (iv) foreign deposits may be seized or nationalized; (v) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and (vi) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks or the accounting, auditing, and financial reporting standards, practices and requirements applicable to foreign banks may differ from those applicable to United States banks. Foreign banks are not generally subject to examination by any U.S. Government agency or instrumentality.

  The International Portfolio's investment in convertible securities, described below, that are purchased in furtherance of the Portfolio's investment objective, is not subject to the limitations described above with respect to bank obligations.

CORPORATE DEBT SECURITIES

  All Portfolios may invest in U.S. dollar-denominated corporate debt securities of domestic issuers and the Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, International, and Emerging Markets Portfolios may invest in U.S. dollar-denominated debt securities of foreign issuers. The Aggressive Equity, Growth LT, International, and Emerging Markets Portfolios, and, to the extent of 20% of their assets, the Managed Bond, and Government Securities Portfolios, and to the extent of 10% of its assets the Multi-Strategy Portfolio, may also invest in debt securities of foreign issuers denominated in foreign currencies. The debt securities in which any Portfolio other than the Money Market Portfolio may invest are limited to corporate debt securities (corporate bonds, debentures, notes, and other similar corporate debt instruments) which meet the minimum ratings criteria set forth for that particular Portfolio, or, if not so rated, are, in the Portfolio Manager's opinion, comparable in quality to corporate debt securities in which a Portfolio may invest. The debt securities in which the Money Market Portfolio may invest are described in the discussion of the investment objective and policies of that Portfolio.

  The investment return on corporate debt securities reflects interest earnings and changes in the market value of the security. The market value of corporate debt obligations may be expected to rise and fall inversely with interest rates generally. There also exists the risk that the issuers of the securities may not be able to meet their obligations on interest or principal payments at the time called for by an instrument.

  The High Yield Bond, Managed Bond, Growth, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Bond and Income, International, and Emerging Markets Portfolios may invest in corporate debt securities rated Baa (Moody's) or BBB (S&P), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are considered medium grade, and do not have economic characteristics that provide the high degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category where interest payments and principal security appear adequate for the present, but economic characteristics that provide longer term protection may be lacking.

  The High Yield Bond and, to the extent of 10% of their assets, the Managed Bond Portfolio and Growth LT Portfolio, and to the extent of 5% of its assets, the International Portfolio, may invest in debt securities rated lower than Baa or BBB (although the Managed Bond Portfolio may not invest in securities rated lower than B), or, if not rated by Moody's or S&P, of equivalent quality. Such securities are not considered to be investment grade, and are regarded as predominately speculative with respect to the issuer's continuing ability to meet principal and interest payments. For more information on the risks of such securities, see the discussion of "High Yield Bonds" above.

VARIABLE AND FLOATING RATE SECURITIES

  All Portfolios may invest in variable and floating rate securities which provide for a periodic adjustment in the interest rate paid on obligations. The terms of such obligations must provide that interest rates are adjusted periodically based upon an appropriate interest rate adjustment index as provided in the respective obligations. The adjustment intervals may be regular, and range from daily to annually, or may be event based, such as based on a change in the prime rate.

COMMERCIAL PAPER

  All of the Portfolios may invest in commercial paper (including variable amount master demand notes). Each Portfolio other than the Money Market and Equity Portfolios may invest in commercial paper denominated in U.S. dollars, issued by U.S. corporations or foreign corporations and (1) rated at the date of investment Prime-1 or Prime-2 by Moody's or A-1 or A-2 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P or (3) if not rated, are determined to be of an investment quality comparable to rated commercial paper in which a Portfolio may invest. If issued by a foreign corporation, such commercial paper is U.S. dollar-denominated and not subject at the time of purchase to foreign tax withholding. The Aggressive Equity, International, and Emerging Markets Portfolios may, however, invest in commercial paper denominated in foreign currencies. The Money Market Portfolio may invest in commercial paper that meets the standards for money market securities that that Portfolio may acquire as described in the Prospectus in the section "Investment Objectives and Policies." The Equity Portfolio may invest in commercial paper (1) rated at the time of purchase Prime-1 by Moody's or A-1 by S&P or (2) if not rated by either Moody's or S&P, issued by a corporation having an outstanding debt issue rated Aa or better by Moody's or AA or better by S&P.

  Commercial paper obligations may include variable amount master demand notes. These are obligations that permit the investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements between a Portfolio, as lender, and the borrower. These notes permit daily changes in the amounts borrowed. The lender has the right to increase the amount under the note at any time up to the full amount provided by the note agreement, or to decrease the amount, and the borrower may prepay up to the full amount of the note without penalty. Because variable amount master demand notes are direct lending arrangements between the lender and borrower, it is not generally contemplated that such instruments will be traded and there is no secondary market for these notes. However, they are redeemable (and thus immediately repayable by the borrower) at face value, plus accrued interest, at any time. In connection with master demand note arrangements, the Adviser or Portfolio Manager will monitor, on an ongoing basis, the earning power, cash flow, and other liquidity ratios of the borrower and its ability to pay principal and interest on demand. The Adviser or Portfolio Manager also will consider the extent to which the variable amount master demand notes are backed by bank letters of credit. These notes generally are not rated by Moody's or S&P; a Portfolio other than the Money Market Portfolio may invest in them only if the Adviser or Portfolio Manager believes that at the time of investment the notes are of comparable quality to the other commercial paper in which the Portfolio may invest. With respect to the Money Market Portfolio, determination of eligibility for the Portfolio will be in accordance with the standards described in the discussion of the Portfolio in the prospectus on "Investment Objectives and Policies." Master demand notes are considered by the Portfolio to have a maturity of one day unless the Adviser or Portfolio Manager has reason to believe that the borrower could not make immediate repayment upon demand. See the Appendix in the Prospectus for a description of Moody's and S&P ratings applicable to commercial paper.

CONVERTIBLE SECURITIES

  All Portfolios except the Money Market Portfolio may invest in convertible securities. The convertible securities in the Portfolio's portfolios are fixed-income securities which may be converted or exchanged at a stated exchange ratio into underlying shares of common stock. The exchange ratio for any particular convertible security may be adjusted from time to time due to stock splits, dividends, spin-offs, other corporate distributions, or scheduled changes in the exchange ratio. Convertible bonds and convertible preferred stocks, until converted, have general characteristics similar to both fixed-income and equity securities. Although to a lesser extent than with fixed-income securities generally, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion or exchange feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stocks, and, therefore, also will react to variations in the general market for equity securities. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

  As fixed-income securities, convertible securities are investments which provide for a stable stream of income with generally higher yields than common stocks. Of course, like all fixed-income securities, there can be no assurance of current income because the issuers of the convertible securities may default in their obligations. Convertible securities, however, generally offer lower interest or dividend yields than non-convertible securities of similar quality because of the potential for capital appreciation.

  A convertible security, in addition to providing fixed-income, offers the potential for capital appreciation through the conversion feature which enables the holder to benefit from increases in the market price of the underlying common stock. In selecting the securities for a Portfolio, the Adviser or Portfolio Manager gives substantial consideration to the potential for capital appreciation of the common stock underlying the convertible securities. However, there can be no assurance of capital appreciation because securities prices fluctuate.

  Convertible securities generally are subordinated to other similar but nonconvertible securities of the same issuer although convertible bonds, as corporate debt obligations, enjoy seniority in right of payment to all equity securities, and convertible preferred stock is senior to common stock, of the same issuer. However, because of the subordination feature, convertible bonds and convertible preferred stock typically have lower ratings than similar non-convertible securities.

  A "synthetic convertible" is created by combining distinct securities which possess the two principal characteristics of a true convertible, i.e., fixed-income ("fixed-income component") and the right to acquire equity securities ("convertibility component"). This combination is achieved by investing in nonconvertible fixed-income securities (nonconvertible bonds and preferred stocks) and in warrants, granting the holder the right to purchase a specified quantity of securities within a specified period of time at a specified price.

  However, the synthetic convertible differs from the true convertible security in several respects. Unlike a true convertible, which is a single security having a unitary market value, a synthetic convertible is comprised of two distinct securities, each with its own market value. Therefore, the "market value" of a synthetic convertible is the sum of the values of its fixed-income component and its convertibility component. For this reason, the value of a synthetic convertible and a true convertible security will respond differently to market fluctuations.

  More flexibility is possible in the assembly of a synthetic convertible than in the purchase of a convertible security in that its two components may be purchased separately. For example, a Portfolio Manager may purchase a warrant for inclusion in a synthetic convertible but temporarily hold short-term investments while postponing purchase of a corresponding bond pending development of more favorable market conditions.

  A holder of a synthetic convertible faces the risk that the price of the stock underlying the convertibility component will decline, causing a decline in the value of the warrant; should the price of the stock fall below the exercise price and remain there throughout the exercise period, the entire amount paid for the warrant would be lost. Since a synthetic convertible includes the fixed-income component as well, the holder of a synthetic convertible also faces the risk that interest rates will rise, causing a decline in the value of the fixed-income instrument.

REPURCHASE AGREEMENTS

  All Portfolios may invest in repurchase agreements, which entail the purchase of a portfolio eligible security from a bank or broker-dealer that agrees to repurchase the security at the Portfolio's cost plus interest within a specified time (normally one day). Repurchase agreements permit an investor to maintain liquidity and earn income over periods of time as short as overnight. If a Portfolio acquires securities from a bank or broker-dealer it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally quite short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the Portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the period of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement.

  If the party agreeing to repurchase should default and if the value of the securities held by a Portfolio should fall below the repurchase price, a loss could be incurred. Repurchase agreements will be entered into only where the underlying security is within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA, or A by S&P) or, if not rated by Moody's or S&P, are of equivalent investment quality as determined by the Adviser or Portfolio Manager, except that the Money Market Portfolio will enter into repurchase agreements only where the underlying securities are of the quality that is eligible for the Portfolio as described in the discussion of that Portfolio's investment objective and policies.

  Under the Investment Company Act of 1940 (the "1940 Act"), repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Adviser or Portfolio Manager to a Portfolio monitors the value of the underlying securities at the time the repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the Portfolio. The Adviser or Portfolio Manager, in accordance with procedures established by the Board of Trustees, also evaluates the creditworthiness and financial responsibility of the banks and brokers or dealers with which the Portfolio enters into repurchase agreements.

  A Portfolio may not enter into a repurchase agreement having more than seven days remaining to maturity if, as a result, such agreements, together with any other securities which are not readily marketable, would exceed 15% of the total assets of the Portfolio (10% for the Money Market Portfolio). If the seller should become bankrupt or default on its obligations to repurchase the securities, a Portfolio may experience delay or difficulties in exercising its rights to the securities held as collateral and might incur a loss if the value of the securities should decline. A Portfolio also might incur disposition costs in connection with liquidating the securities.

BORROWING

  Each Portfolio may borrow up to certain limits. A Portfolio may not borrow if, as a result of such borrowing, the total amount of all money borrowed by the Portfolio exceeds 10% of the value of its net assets (at the time of such borrowing), or if borrowing for temporary purposes, such as to facilitate redemptions, 25% of the value of its net assets. These limits may be exceeded by 5% of the value of a Portfolio's net assets so that they are 15% and 30%, respectively, to the extent that a Portfolio purchases securities on a "when-issued" basis or enters into firm-commitment agreements to purchase securities, both of which are considered borrowings for purposes of the Fund's limits. This borrowing may be unsecured. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of a Portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. A Portfolio also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

  Reverse repurchase agreements will be included as borrowing subject to the borrowing limitations described above.

REVERSE REPURCHASE AGREEMENTS AND OTHER BORROWINGS

  Among the forms of borrowing in which the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Bond and Income, Equity Index, and Emerging Markets Portfolios may engage is the entry into reverse repurchase agreements, which involves the sale of a debt security held by the Portfolio, with an agreement by that Portfolio to repurchase the security at a stated price, date and interest payment.

  A Portfolio will use the proceeds of a reverse repurchase agreement to purchase other money market instruments which either mature at a date simultaneous with or prior to the expiration of the reverse repurchase agreement or which are held under an agreement to resell maturing as of that time. The use of reverse repurchase agreements by a Portfolio creates leverage which increases a Portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the Portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or net asset value would decline faster than otherwise would be the case. A Portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Portfolio may decline below the repurchase price of the securities sold by the Portfolio which it is obligated to repurchase.

  Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller; accordingly, a Portfolio will limit its investments in reverse repurchase agreements consistent with the borrowing limits applicable to the Portfolio. See "Borrowing" for further information on these limits.

  A Portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with broker-dealers requires the creation and maintenance of a segregated account consisting of U.S. Government securities or cash or cash equivalents equal in value to its obligations in respect of reverse repurchase agreements.

FIRM COMMITMENT AGREEMENTS AND WHEN-ISSUED SECURITIES

  All Portfolios may enter into firm commitment agreements for the purchase of securities at an agreed upon price on a specified future date. A Portfolio may purchase new issues of securities on a "when-issued" basis, whereby the payment obligation and interest rate on the instruments are fixed at the time of the transaction. Such transactions might be entered into, for example, when the Adviser or Portfolio Manager to a Portfolio anticipates a decline in the yield of securities of a given issuer and is able to obtain a more advantageous yield by committing currently to purchase securities to be issued or delivered later.

  A Portfolio will not enter into such a transaction for the purpose of investment leverage. Liability for the purchase price--and all the rights and risks of ownership of the securities--accrue to the Portfolio at the time it becomes obligated to purchase such securities, although delivery and payment occur at a later date. Accordingly, if the market price of the security should decline, the effect of the agreement would be to obligate the Portfolio to purchase the security at a price above the current market price on the date of delivery and payment. During the time the Portfolio is obligated to purchase such securities it will maintain in a segregated account U.S. Government securities, high-grade debt obligations, and/or cash or cash equivalents of an aggregate current value sufficient to make payment for the securities.

LOANS OF PORTFOLIO SECURITIES

  For the purpose of realizing additional income, each Portfolio, except the Growth, Equity Income, Multi-Strategy, and Equity Index Portfolios, may make secured loans of its portfolio securities to broker-dealers or U.S. banks provided: (i) such loans are secured continuously by collateral consisting of cash, cash equivalents, or U.S. Government securities maintained on a daily marked-to-market basis in an amount or at a market value at least equal to the current market value of the securities loaned; (ii) the Portfolio may at any time call such loans and obtain the securities loaned; (iii) the Portfolio will receive an amount in cash at least equal to the interest or dividends paid on the loaned securities; and (iv) the aggregate market value of securities loaned will not at any time exceed 25% of the total assets of the Portfolio. In addition, it is anticipated that the Portfolio may share with the borrower some of the income received on the collateral for the loan or that it will be paid a premium for the loan. It should be noted that in connection with the lending of its portfolio securities, the Portfolio is exposed to the risk of delay in recovery of the securities loaned or possible loss of rights in the collateral should the borrower become insolvent. In determining whether to lend securities, the Adviser or Portfolio Manager considers all relevant facts and circumstances including the creditworthiness of the borrower. Voting rights attached to the loaned securities may pass to the borrower with the lending of portfolio securities. However, the Portfolio intends to call loaned voting securities if important shareholder meetings are imminent.

SHORT SALES AGAINST THE BOX

  The Aggressive Equity and Equity Portfolios may enter into short sales "against the box." A short sale is made by selling a security the Portfolio does not own. A short sale is "against the box" when, at all times during which a short position is open, the Portfolio owns an equal amount of such securities, or owns securities giving it the right, without payment of future consideration, to obtain an equal amount of securities sold short. No more than 15% of the value of the Equity Portfolio's net assets will be subject to such short sales at any time.

RESTRICTED SECURITIES (PRIVATE PLACEMENTS)

  The Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, International, and Emerging Markets Portfolios may invest in restricted securities (including privately placed securities) but a Portfolio will not acquire such securities if they are illiquid and other securities that are illiquid, such as repurchase agreements maturing in more than seven days, if as a result they would comprise more than 15% of the value of the Portfolio's total assets, and in the case of the Money Market Portfolio, 10% of the value of its Portfolio assets. The privately placed securities in which these Portfolios may invest are called restricted securities because there are restrictions or conditions attached to their resale.

  Restricted securities may be sold only in a public offering with respect to which a registration statement is in effect under the Securities Act of 1933 or in a transaction exempt from such registration such as certain privately negotiated transactions. Where registration is required, the Portfolio may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Portfolio may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Portfolio might obtain a less favorable price than prevailed when it decided to sell. Restricted securities will be priced at fair value as determined in good faith under the direction of the Board of Trustees. If through the appreciation of restricted securities or the depreciation of unrestricted securities, the Portfolio should be in a position where more than 15% of the value of its total assets are invested in restricted securities that are illiquid and other securities that are illiquid, the Portfolio will consider whether steps should be taken to assure liquidity.

  Certain restricted securities may be purchased by certain "qualified institutional buyers" without the necessity for registration of the securities. A Portfolio may acquire such a security without the security being treated as illiquid for purposes of the above-described limitation on acquisition of illiquid assets if the Portfolio Manager determines that the security is liquid under guidelines adopted by the Fund's Board of Trustees. Investing in such restricted securities could have the effect of increasing the level of the Portfolio's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

FOREIGN SECURITIES

  The Money Market, High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, International, and Emerging Markets Portfolios may invest directly in U.S. dollar-denominated corporate debt securities of foreign issuers, certain foreign bank obligations and U.S. dollar-denominated obligations of foreign governments, foreign government agencies and international agencies. The Growth, Growth LT, Equity Income, Multi-Strategy and Equity Index Portfolios may invest in equity securities of foreign issuers if U.S. exchange listed or if otherwise included in the S&P
500. The Growth LT Portfolio may invest up to 25% of its assets in foreign securities denominated in a foreign currency and not publicly traded in the United States. The Aggressive Equity Portfolio may invest in securities of foreign issuers that are traded in U.S. securities markets and may invest up to 15% of its assets in securities that are traded principally in securities markets outside of the United States. The International and Emerging Markets Portfolios may invest in equity securities of foreign corporations, nonconvertible fixed income securities denominated in foreign currencies, and in securities represented by European Depository Receipts ("EDRs"), Global Depositary Receipts ("GDRs"), or other securities convertible into equity securities of foreign issuers. The Growth LT Portfolio may also invest in EDRs and GDRs and other types of receipts of shares evidencing ownership of the underlying foreign securities. The Managed Bond and Government Securities Portfolios may each invest up to 20% of their assets in non-U.S. dollar-denominated debt securities of foreign issuers. The Multi-Strategy Portfolio may invest up to 10% of its assets in non-U.S. dollar-denominated debt securities of foreign issuers. All Portfolios may purchase American Depositary Receipts ("ADRs") which are dollar-denominated receipts issued generally by domestic banks and representing the deposit with the bank of a security of a foreign issuer. ADRs are publicly-traded on exchanges or over-the-counter in the United States.

  Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. These risks are intensified with respect to investments in emerging market countries. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation, nationalization, or confiscatory taxation, adverse changes in investment or exchange control regulations, trade restrictions, political instability (which can affect U.S. investments in foreign countries), and potential restrictions on the flow of international capital. It may be more difficult to obtain and enforce judgments against foreign entities. Additionally, income (including dividends and interest) from foreign securities may be subject to foreign taxes, including foreign withholding taxes, and other foreign taxes may apply with respect to securities transactions. Transactions on foreign exchanges or over-the-counter markets may involve greater time from the trade date until settlement than for domestic securities transactions and, if the securities are held abroad, may involve the risk of possible losses through the holding of securities in custodians and depositories in foreign countries. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Investing in ADRs may involve many of the same special risks associated with investing in securities of foreign issuers other than liquidity risks.

  There is generally less publicly available information about foreign companies comparable to reports and ratings that are published about companies in the United States. Foreign companies are also generally not subject to uniform accounting and auditing and financial reporting standards, practices, and requirements comparable to those applicable to U.S. companies.

  It is contemplated that most foreign securities will be purchased in over-the-counter markets or on stock exchanges located in the countries in which the respective principal offices of the issuers of the various securities are located, if that is the best available market. Foreign stock markets are generally not as developed or efficient as those in the United States. While growing in volume, they usually have substantially less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable U.S. companies. Similarly, volume and liquidity in most foreign bond markets is less than in the United States and at times, volatility of price can be greater than in the United States. Fixed commissions on foreign stock exchanges are generally higher than negotiated commissions on U.S. exchanges, although the Portfolio will endeavor to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of stock exchanges, brokers, and listed companies than in the United States.

  With respect to certain foreign countries, there is the possibility of adverse changes in investment or exchange control regulations, nationalization, expropriation or confiscatory taxation, limitations on the removal of funds or other assets of the Portfolio, political or social instability, or diplomatic developments which could affect United States investments in those countries. Moreover, individual foreign economies may differ favorably or unfavorably from the United States' economy in such respects as growth of gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position.

  The dividends and interest payable on certain of the Portfolios' foreign portfolio securities may be subject to foreign withholding taxes, thus reducing the net amount of income available for distribution.

  Investors should understand that the expense ratio of the International Portfolio can be expected to be higher than investment companies investing in domestic securities since the cost of maintaining the custody of foreign securities and the rate of advisory fees paid by the Portfolio are higher.

  Investment in foreign securities also involves the risk of possible losses through the holding of securities in custodian banks and securities depositories in foreign countries. The Fund has entered into a Custody Agreement with Investors Fiduciary Trust Company ("IFTC"), a trust company chartered under the laws of Missouri, which has entered into a Subcustodial Agreement with The Chase Manhattan Bank, N.A., ("Chase") under which Chase, together with certain of its foreign branches and agencies and foreign banks and securities depositories acting as subcustodian to Chase, will maintain custody of the securities and other assets of foreign issuers for the

Fund. Under these agreements, Chase and IFTC have agreed (i) to use reasonable care in the safekeeping of these securities, (ii) to indemnify and hold harmless the Fund from and against any loss which shall occur as a result of the failure of a foreign bank or securities depository holding such securities and (iii) to exercise reasonable care in the safekeeping of such securities to the same extent as if the securities were held in New York. Pursuant to requirements of the Securities and Exchange Commission ("SEC"), Chase is required to use reasonable care in the selection of foreign subcustodians, and to consider the financial strength of the foreign subcustodian, its general reputation and standing in the country in which it is located, its ability to provide efficiently the custodial services required, and its relative costs for the services to be rendered. No assurance can be given that expropriation, nationalization, freezes, or confiscation of assets, which would impact assets of the Portfolio, will not occur, and shareholders bear the risk of losses arising from these or other events.

  As indicated in the Prospectus, the International Portfolio may invest in shares of investment companies organized to invest in foreign countries. Under the 1940 Act, the Portfolio may not own more than 3% of the outstanding voting stock of an investment company, invest more than 5% of the Portfolio's total assets in any one investment company, or invest more than 10% of the Portfolio's total assets in the securities of investment companies.

  The International Portfolio will invest in the securities of issuers domiciled or primarily traded in at least five foreign countries if the Portfolio has invested at least 80% of its net assets in foreign issuers. If the Portfolio has less than 20% of its net assets in foreign issuers, then all of such investment may be in issuers domiciled or primarily traded in one country. If the Portfolio has at least 20% but less than 40% of its net assets in foreign issuers, then such investment must be allocated to issuers domiciled or primarily traded in at least two foreign countries. Similarly, if the Portfolio has at least 40% but less than 60% of its net assets invested in foreign issuers such investment must be allocated to at least three foreign countries. Foreign investments must be allocated to at least four foreign countries if such investments comprise at least 60% but less than 80% of the Portfolio's net assets. The Portfolio will not invest more than 20% of its net assets in securities of issuers domiciled or primarily traded in any one country, except that the Portfolio may invest up to 35% of its net assets in issuers domiciled or primarily traded in any one of the following countries:
Australia, Canada, France, Japan, the United Kingdom, or Germany. The Portfolio is not subject to any limit upon investment in issuers domiciled or primarily traded in the United States.

FOREIGN CURRENCY TRANSACTIONS

  Generally, the foreign exchange transactions of the Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, International, and Emerging Markets Portfolios will be conducted on a spot, i.e., cash, basis at the spot rate for purchasing or selling currency prevailing in the foreign exchange market. This rate, under normal market conditions, differs from the prevailing exchange rate in an amount generally less than 0.15 of 1% due to the costs of converting from one currency to another. However, the Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, International, and Emerging Markets Portfolios have authority to deal in forward foreign exchange as a hedge against possible fluctuations in foreign exchange rates. This is accomplished through contractual agreements to purchase or sell a specified currency at a specified future date and price set at the time of the contract. A Portfolio's dealings in forward foreign exchange will be limited to hedging involving either specific transactions or portfolio positions. Transaction hedging is the purchase or sale of forward foreign currency with respect to specific receivables or payables of a Portfolio arising from the purchase and sale of portfolio securities, the sale and redemption of shares of a Portfolio, or the payment of dividends and distributions by a Portfolio. Position hedging is the sale of forward foreign currency with respect to portfolio security positions denominated or quoted in a foreign currency. In connection with either of these types of hedging, a Portfolio may also engage in proxy hedging. Proxy hedging entails entering into a forward contract to buy or sell a currency whose changes in value are generally considered to be moving in correlation with a currency or currencies in which portfolio securities are or are expected to be denominated. Proxy hedging is often used when a currency in which portfolio securities are denominated is difficult to hedge. The precise matching of a currency with a proxy currency will not generally be possible and there may be some additional currency risk in connection with such hedging transactions. The Portfolios will not speculate in forward foreign exchange.

  Forward Foreign Currency Contracts. The Managed Bond, Government Securities, Aggressive Equity, Growth LT, Multi-Strategy, International, and Emerging Markets Portfolios may enter into forward foreign currency contracts only under the following circumstances. First, when a Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may desire to "lock in" the U.S. dollar price of the security. By entering into a forward contract for the purchase or sale of the amount of foreign currency involved in the underlying security transactions (or a proxy currency considered to move in correlation with that currency) for a fixed amount of dollars, a Portfolio may be able to protect itself against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the subject foreign currency during the period between the date the security is purchased or sold and the date on which payment in made or received.

  Second, when the Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a substantial movement against another currency, it may enter into a forward contract to sell or buy the amount of the former foreign currency (or a proxy currency considered to move in correlation with that currency), approximating the value of some or all of the Portfolio's portfolio securities denominated in such foreign currency. The precise matching of the forward contract amounts and the value of the securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. The projection of short-term currency market movements is extremely difficult and the successful execution of a short-term hedging strategy is highly uncertain. In no event will a Portfolio enter into forward contracts under this second circumstance, or maintain a net exposure to such contracts, where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of that Portfolio's portfolio securities or other assets denominated in foreign currency. In addition, a Portfolio will not enter into forward contracts under this second circumstance, if, as a result, the Portfolio will have more than 25% of the value of its total assets committed to the consummation of such contracts. Under normal circumstances, consideration of the prospect for currency parities will be incorporated into the longer term investment decisions made with regard to overall diversification strategies. The Portfolios will cover outstanding forward currency contracts by maintaining liquid portfolio securities denominated in the currency underlying the forward contract or the currency being hedged. To the extent that a Portfolio is not able to cover its forward currency positions with underlying portfolio securities, the Portfolio's custodian bank will place cash or liquid equity or debt securities in a separate account of the Portfolio in an amount equal to the value of the Portfolio's total assets committed to the consummation of forward foreign currency exchange contracts. If the value of the securities used to cover a position or the value of asset placed in the separate account declines, a Portfolio will find alternative cover or additional cash or securities will be placed in the account on a daily basis so that the value of the segregated assets will equal the amount of the Portfolio's commitments with respect to such contracts.

  When a Portfolio Manager of a Portfolio believes that the currency of a particular foreign country may suffer a decline against the U.S. dollar, that Portfolio may enter into a forward contract to sell the amount of foreign currency approximating the value of some or all of the Portfolio's holdings denominated in such foreign currency. At the maturity of the forward contract to sell, the Portfolio may either sell the portfolio security and make delivery of the foreign currency or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating the Portfolio to purchase, on the same maturity date, the same amount of the foreign currency.

  It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for a Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

  If a Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the

Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline during the period between the Portfolio's entering into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

  A Portfolio's dealings in forward foreign currency exchange contracts will be limited to the transactions described above. Of course, a Portfolio is not required to enter into such transactions with regard to their foreign currency denominated securities and will not do so unless deemed appropriate by its Portfolio Manager. It also should be realized that this method of protecting the value of a Portfolio's holdings in securities against a decline in the value of a currency does not eliminate fluctuations in the underlying prices of the securities. It simply establishes a rate of exchange which one can achieve at some future point in time. Additionally, although such contracts tend to minimize the risk of loss due to a decline in the value of the hedged currency, at the same time they tend to limit any potential gain which might result from the value of such currency increase.

  Although a Portfolio values its shares in terms of U.S. dollars, it does not intend to convert its holdings of foreign currencies into U.S. dollars on a daily basis. It will do so from time to time, and investors should be aware of the costs of currency conversion. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency to a Portfolio at one rate, while offering a lesser rate of exchange should the Portfolio desire to resell that currency to the dealer.

  The Aggressive Equity, Growth LT, and Emerging Markets Portfolios may also purchase and write options on foreign currencies, invest in foreign currency futures contracts, and purchase and write options thereon, as described below.

OPTIONS

  In pursuing their investment objectives, the High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, and Emerging Markets Portfolios may engage in the purchase and writing of put and call options on securities. In pursuing their investment objectives, the Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity Index, and Emerging Markets Portfolios may purchase put and call options on stock indexes. The Equity Portfolio may write exchange-listed call options.

  Purchasing and Writing Options on Securities. The High Yield Bond, Managed Bond, Government Securities, Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, and Emerging Markets Portfolios may purchase and write put and call options on securities. A Portfolio may purchase and sell (write) (i) both put and call options on debt or other securities in standardized contracts traded on national securities exchanges, boards of trade, similar entities, or for which an established over-the-counter market exists; and (ii) agreements, sometimes called cash puts, which may accompany the purchase of a new issue of bonds from a dealer. The Equity Portfolio may only write call options that are traded on a national securities exchange, and it may purchase a call option on securities only to effect a "closing purchase transaction" (i.e., the purchase of a call covering the same underlying security and having the same exercise price and expiration date as a call previously written by the Equity Portfolio on which it wished to terminate its obligation).

  An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price or to pay the exercise price upon delivery of the underlying security. A Portfolio may purchase put options on securities to protect holdings in an underlying or related security against a substantial decline in market value.

Securities are considered related if their price movements generally correlate to one another. For example, the purchase of put options on debt securities held in a Portfolio will enable a Portfolio to protect, at least partially, an unrealized gain in an appreciated security without actually selling the security. In addition, the Portfolio will continue to receive interest income on such security.

  A Portfolio may purchase call options on securities to protect against substantial increases in prices of securities the Portfolio intends to purchase pending its ability to invest in such securities in an orderly manner. A Portfolio may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. A Portfolio may also allow options to expire unexercised.

  In order to earn additional income on its portfolio securities or to protect partially against declines in the value of such securities, a Portfolio may write covered call options. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. During the option period, a covered call option writer may be assigned an exercise notice by the broker-dealer through whom such call option was sold requiring the writer to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time in which the writer effects a closing purchase transaction. Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option, to prevent an underlying security from being called, to permit the sale of the underlying security, or to enable the Portfolio to write another call option on the underlying security with either a different exercise price or expiration date or both.

  In order to earn additional income or to facilitate its ability to purchase a security at a price lower than the current market price of such security, a Portfolio may write secured put options. During the option period, the writer of a put option may be assigned an exercise notice by the broker-dealer through whom the option was sold requiring the writer to purchase the underlying security at the exercise price.

  A Portfolio may write call options and put options only if they are "covered" or "secured." In the case of a call option on a security, the option is "covered" if the Portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the Portfolio. A put is secured if the Portfolio maintains cash, cash equivalents or U.S. Government securities with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.

  In the case of options on certain U.S. Government securities, the Portfolio will maintain, in a segregated account with the Fund's Custodian, cash or cash equivalents, or U.S. Government securities with a value sufficient to meet its obligations under the call, or by other means which would permit immediate satisfaction of the Portfolio's obligation as writer of the option. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series.

  Prior to the earlier of exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Portfolio desires.

  A Portfolio will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Portfolio will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Portfolio will realize a capital gain or, if it is less, the Portfolio will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

  The premium paid for a put or call option purchased by a Portfolio is an asset of the Portfolio. The premium received for an option written by a Portfolio is recorded as a deferred credit. The value of an option purchased or written is marked-to-market daily and is valued at the closing price on the exchange on which it is traded or, if not traded on an exchange or no closing price is available, at the mean between the last bid and asked prices.

  Purchasing Options on Stock Indexes. The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity Index and Emerging Markets Portfolios may purchase put and call options on stock indexes which are standardized and traded on an U.S. exchange or board of trade, or for which an established over-the-counter market exists. Like other options listed on United States securities exchanges, index options are issued by the Options Clearing Corporation ("OCC").

  A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of value weighted indices that take into account prices of component stocks and the number of shares outstanding, the market values of many different companies. Stock indexes are compiled and published by various sources, including securities exchanges. An index may be designed to be representative of the stock market as a whole, of a broad market sector (e.g., industrials), or of a particular industry (e.g., electronics). An index may be based on the prices of all, or only a sample, of the stocks whose value it is intended to represent.

  A stock index is ordinarily expressed in relation to a "base" established when the index was originated. The base may be adjusted from time to time to reflect, for example, capitalization changes affecting component stocks. In addition, stocks may from time to time be dropped from or added to an index group. These changes are within the discretion of the publisher of the index.

  Different stock indexes are calculated in different ways. Often the market prices of the stocks in the index group are "value weighted;" that is, in calculating the index level, the market price of each component stock is multiplied by the number of shares outstanding. Because of this method of calculation, changes in the stock prices of larger corporations will generally have a greater influence on the level of a value weighted (or sometimes referred to as a capitalization weighted) index than price changes affecting smaller corporations.

  In general, index options are very similar to stock options, and are basically traded in the same manner. However, when an index option is exercised, the exercise is settled by the payment of cash--not by the delivery of stock. The assigned writer of a stock option is obligated to pay the exercising holder cash in an amount equal to the difference (expressed in dollars) between the closing level of the underlying index on the exercise date and the exercise price of the option, multiplied by a specified index "multiplier." A multiplier of 100, for example, means that a one-point difference will yield $100.

  Gains or losses on the Portfolios' transactions in securities index options depend primarily on price movements in the stock market generally (or, for narrow market indexes, in a particular industry or segment of the market) rather than the price movements of individual securities held by a Portfolio of the Fund. A Portfolio may sell securities index options prior to expiration in order to close out its positions in stock index options which it has purchased. A Portfolio may also allow options to expire unexercised.

  Risks of Options Transactions. There are several risks associated with transactions in options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when, and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

  There can be no assurance that a liquid market will exist when a Portfolio seeks to close out an option position. If a Portfolio were unable to close out an option it had purchased on a security, it would have to exercise the option to realize any profit or the option may expire worthless. If a Portfolio were unable to close out a covered call option it had written on a security, it would not be able to sell the underlying security unless the option expired without exercise. As the writer of a covered call option, a Portfolio forgoes, during the option's life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the exercise price of the call.

  If trading were suspended in an option purchased by a Portfolio, the Portfolio would not be able to close out the option. If restrictions on exercise were imposed, the Portfolio might be unable to exercise an option it has purchased.

  With respect to index options, current index levels will ordinarily continue to be reported even when trading is interrupted in some or all of the stocks in an index group. In that event, the reported index levels will be based on the current market prices of those stocks that are still being traded (if any) and the last reported prices for those stocks that are not currently trading. As a result, reported index levels may at times be based on non-current price information with respect to some or even all of the stocks in an index group. Exchange rules permit (and in some instances require) the trading of index options to be halted when the current value of the underlying index is unavailable or when trading is halted in stocks accounts for more than a specified percentage of the value of the underlying index. In addition, as with other types of options, an exchange may halt the trading of index options whenever it considers such action to be appropriate in the interests of maintaining a fair and orderly market and protecting investors. If a trading halt occurs, whether for these or for other reasons, holders of index options may be unable to close out their positions and the options may expire worthless.

  Spread Transactions. The High Yield Bond Portfolio may purchase from and sell to securities dealers covered spread options. Such covered spread options are not presently exchange listed or traded. The purchase of a spread option gives the Portfolio the right to put, or sell, a security that it owns at a fixed dollar spread or fixed yield spread in relationship to another security that the Portfolio does not own, but which is used as a benchmark. The risk to the Portfolio in purchasing covered spread options is the cost of the premium paid for the spread option and any transaction costs. In addition, there is no assurance that closing transactions will be available. The purchase of spread options will be used to protect the Portfolio against adverse changes in prevailing credit quality spreads, i.e., the yield spread between high quality and lower quality securities. Such protection is only provided during the life of the spread option. The security covering the spread option will be maintained in a segregated account by the Fund's custodian. The Portfolio does not consider a security covered by a spread option to be "pledged" as that term is used in the Fund's policy limiting the pledging or mortgaging of its assets.

OPTIONS ON FOREIGN CURRENCIES

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, International, and Emerging Markets Portfolios may buy and write options on foreign currencies for hedging purposes in a manner similar to that in which futures or forward contracts on foreign currencies will be utilized. For example, a decline in the U.S. dollar value of a foreign currency in which portfolio securities are denominated will reduce the U.S. dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Portfolio may buy put options on the foreign currency. If the value of the currency declines, the Portfolio will have the right to sell such currency for a fixed amount in U.S. dollars and will offset, in whole or in part, the adverse effect on its portfolio.

  Conversely, when a rise in the U.S. dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Portfolio may buy call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Portfolio from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, if currency exchange rates do not move in the direction or to the extent desired, the Portfolio could sustain losses on transactions in foreign currency options that would require the Portfolio to forgo a portion or all of the benefits of advantageous changes in those rates.

  A Portfolio may write options on foreign currencies for hedging purposes. For example, to hedge against a potential decline in the U.S. dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates, the Portfolio could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be executed and the diminution in value of portfolio securities will be offset by the amount of the premium received.

  Similarly, instead of purchasing a call option to hedge against a potential increase in the U.S. dollar cost of securities to be acquired, the Portfolio could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Portfolio to hedge the increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium. If exchange rates do not move in the expected direction, the option may be exercised and the Portfolio would be required to buy or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Portfolio also may lose all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

  A Portfolio may write covered call options on foreign currencies. A call option written on a foreign currency by the Portfolio is "covered" if the Portfolio owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Portfolio has a call on the same foreign currency and in the same principal amount as the call written if the exercise price of the call held (i) is equal to or less than the exercise price of the call written or (ii) is greater than the exercise price of the call written, if the difference is maintained by the Portfolio in cash or high-grade liquid assets in a segregated account with the Fund's custodian.

  A Portfolio also may write call options on foreign currencies for cross-hedging purposes that would not be deemed to be covered. A call option on a foreign currency is for cross-hedging purposes if it is not covered but is designed to provide a hedge against a decline due to an adverse change in the exchange rate in the U.S. dollar value of a security which the Portfolio owns or has the right to acquire and which is denominated in the currency underlying the option. In such circumstances, the Portfolio collateralizes the option by maintaining, in a segregated account with the Fund's custodian, cash or high-grade liquid assets in an amount not less than the value of the underlying foreign currency in U.S. dollars marked-to-market daily.

  Foreign currency options are subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions on exercise.

  In addition, options on foreign currencies may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in a Portfolio's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) low trading volume.

FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS

  The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, and International Portfolios may invest in interest rate futures and options thereon. The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity Index, International, and Emerging Markets Portfolios may invest in stock index futures and options thereon.

  Interest Rate Futures. (The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, and International Portfolios.) An interest rate futures contract is an agreement between two parties (buyer and seller) to take or make delivery of a specified quantity of financial instruments (such as GNMA certificates or Treasury bonds) at a specified price at a future date. In the case of futures contracts traded on U.S. exchanges, the exchange itself or an affiliated clearing corporation assumes the opposite side of each transaction (i.e., as buyer or seller). A futures contract may be satisfied or closed out by delivery or purchase, as the case may be, of the financial instrument or by payment of the change in the cash value of the index. Frequently, using futures to effect a particular strategy instead of using the underlying or related security will result in lower transaction costs being incurred. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three month U.S. Treasury bills, 90 day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

  As a hedging strategy a Portfolio might employ, a Portfolio would purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can orderly invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable the Portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase in the market price of the long-term debt security which the Portfolio intended to purchase in the future. A rise in the price of the long-term debt security prior to its purchase either would be offset by an increase in the value of the futures contract purchased by the Portfolio or avoided by taking delivery of the debt securities under the futures contract.

  A Portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security, while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. If interest rates did rise, a decline in the value of the debt security held by the Portfolio would be substantially offset by the ability of the Portfolio to repurchase at a lower price the interest rate futures contract previously sold. While the Portfolio could sell the long-term debt security and invest in a short-term security, ordinarily the Portfolio would give up income on its investment, since long-term rates normally exceed short-term rates.

  Stock Index Futures. (The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity Index, International, and Emerging Markets Portfolios.) A stock index is a method of reflecting in a single number the market values of many different stocks or, in the case of capitalization weighted indices that take into account both stock prices and the number of shares outstanding, many different companies. An index fluctuates generally with changes in the market values of the common stocks so included. A stock index futures contract is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to a specified dollar amount multiplied by the difference between the stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally purchased or sold. No physical delivery of the underlying stocks in the index is made.

  The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity Index, International, and Emerging Markets Portfolios may purchase and sell stock index futures contracts to hedge its securities portfolio. A Portfolio may engage in transactions in futures contracts only in an effort to protect it against a decline in the value of the Portfolio's portfolio securities or an increase in the price of securities that the Portfolio intends to acquire. For example, a Portfolio may sell stock index futures to protect against a market decline in an attempt to offset partially or wholly a decrease in the market value of securities that the Portfolio intends to sell. Similarly, to protect against a market advance when the Portfolio is not fully invested in the securities market, the Portfolio may purchase stock index futures that may partly or entirely offset increases in the cost of securities that the Portfolio intends to purchase.

  Futures Options. The High Yield Bond, Managed Bond, Government Securities, Growth LT, Multi-Strategy, and International Portfolios may purchase and write
(sell) call and put futures options on interest rate futures. Futures options possess many of the same characteristics as options on securities. A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

  The Aggressive Equity, Growth LT, Equity Income, Multi-Strategy, Equity Index, International, and Emerging Markets Portfolios may purchase put and call options on stock index futures. Options on stock index futures contracts give the purchaser the right, in return for the premium paid, to assume a position in a stock index futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's futures margin account which represents the amount by which the market price of the stock index futures contract, at exercise, exceeds (in the case of a call) or is less than (in the case of a put) the exercise price of the option on the stock index futures contract. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash equal to the difference between the exercise price of the option and the closing level of the index on which the futures contract is based on the expiration date. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

  The High Yield Bond, Multi-Strategy, Equity Income and Equity Index Portfolios will only enter into futures contracts and futures options which are standardized and traded on an U.S. exchange, board of trade, or similar entity, or in the case of futures options, for which an established over-the-counter market exists.

  If a purchase or sale of a futures contract is made by a Portfolio, the Portfolio is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing Portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a Portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the Portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by a Portfolio but is instead settlement between the Portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each Portfolio will mark to market its open futures positions.

  A Portfolio is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Portfolio.

  Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security, and delivery month). If an offsetting purchase price is less than the original sale price, the Portfolio realizes a capital gain, or if it is more, the Portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Portfolio realizes a capital gain, or if it is less, the Portfolio realizes a capital loss. The transaction costs must also be included in these calculations.

  Limitations. The Fund will comply with certain regulations of the Commodity Futures Trading Commission ("CFTC") under which an investment company may engage in futures transactions and qualify for an exclusion from being a "commodity pool." Under these regulations, a Portfolio may only enter into a futures contract or purchase an option thereon (1) for bona fide hedging purposes and (2) for other purposes if, immediately thereafter, the initial margin deposits for futures contracts held by that Portfolio plus premiums paid by it for open futures option positions, less the amount by which any such positions are "in-the-money," would not exceed 5% of the Portfolio's total assets. A call option is "in-the-money" if the value of the futures contract that is the subject of the option exceeds the exercise price. A put option is "in-the-money" if the exercise price exceeds the value of the futures contract that is the subject of the option.

  When purchasing a futures contract, a Portfolio must maintain with its custodian in a segregated account (or broker, if legally permitted) cash, U.S. Government securities or other high quality liquid debt securities (including any margin) equal to the purchase price of such contract. When writing a call option on a futures contract, the Portfolio similarly will maintain with its custodian cash, U.S. Government securities or other high quality liquid debt securities (including any margin) equal to the amount such option is in-the-money until the option expires or is closed out by the Portfolio. When selling a futures contract or selling a call option on a futures contract, the Portfolio is required to maintain with its custodian high-quality liquid debt securities, cash, or U.S. Government securities (including any margin) equal to the market value of such contract or option, or to otherwise cover the position.

  A Portfolio may not maintain open short positions in futures contracts or call options written on futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the Portfolio and the positions. For this purpose, to the extent the Portfolio has written call options on specific securities it owns, the value of those securities will be deducted from the current market value of the securities portfolio.

  The Fund reserves the right to engage in other types of futures transactions in the future and to use futures and related options for other than hedging purposes to the extent permitted by regulatory authorities. If other types of options, futures contracts, or futures options are traded in the future, a Portfolio may also use such investment techniques, provided that the Board of Trustees determines that their use is consistent with the Portfolio's investment objective.

  Risks Associated with Futures and Futures Options. There are several risks associated with the use of futures contracts and futures options as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objectives. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for futures and futures options on securities, including technical influences in futures trading and futures options, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries, and creditworthiness of issuers. A decision as to whether, when, and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends.

  The price of futures contracts may not correlate perfectly with movement in the underlying security or stock index, due to certain market distortions. This might result from decisions by a significant number of market participants holding stock index futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions. These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. With respect to a stock index futures contract, the price of stock index futures might increase, reflecting a general advance in the market price of the index's component securities, while some or all of the portfolio securities might decline. If a Portfolio had hedged its portfolio against a possible decline in the market with a position in futures contracts on an index, it might experience a loss on its futures position until it could be closed out, while not experiencing an increase in the value of its portfolio securities. If a hedging transaction is not successful, the Portfolio might experience losses which it would not have incurred if it had not established futures positions. Similar risk considerations apply to the use of interest rate and other futures contracts.

  Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, International, and Emerging Markets Portfolios may trade futures contracts and options on futures contracts not only on U.S. domestic markets, but also on exchanges located outside of the United States. Foreign markets may offer advantages such as trading in indices that are not currently traded in the United States. Foreign markets, however, may have greater risk potential than domestic markets. Unlike trading on domestic commodity exchanges, trading on foreign commodity exchanges is not regulated by the CFTC and may be subject to greater risk than trading on domestic exchanges. For example, some foreign exchanges are principal markets so that no common clearing facility exists and a trader may look only to the broker for performance of the contract. Trading in foreign futures or foreign options contracts may not be afforded certain of the protective measures provided by the Commodity Exchange Act, the CFTC's regulations, and the rules of the National Futures Association and any domestic exchange, including the right to use reparations proceedings before the CFTC and arbitration proceedings provided by the National Futures Association or any domestic futures exchange. Amounts received for foreign futures or foreign options transactions may not be provided the same protection as funds received in respect of transactions on United States futures exchanges. In addition, any profits that the Portfolio might realize in trading could be eliminated by adverse changes in the exchange rate of the currency in which the transaction is denominated, or the Portfolio could incur losses as a result of changes in the exchange rate. Transactions on foreign exchanges may include both commodities that are traded on domestic exchanges or boards of trade and those that are not.

  There can be no assurance that a liquid market will exist at a time when a Portfolio seeks to close out a futures or a futures option position, and that Portfolio would remain obligated to meet margin requirements until the position is closed. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

FOREIGN CURRENCY FUTURES AND OPTIONS THEREON

  The Managed Bond, Government Securities, Aggressive Equity, Growth LT, International, and Emerging Markets Portfolios may enter into contracts for the purchase or sale for future delivery of foreign currencies ("foreign currency futures") and may purchase and write options on foreign currency futures. This investment technique will be used only to hedge against anticipated future changes in exchange rates which otherwise might adversely affect the value of the Portfolio's securities or adversely affect the prices of securities that the Portfolio has purchased or intends to purchase at a later date. The successful use of foreign currency futures will usually depend on the Portfolio Manager's ability to forecast currency exchange rate movements correctly. Should exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of foreign currency futures or may realize losses.

SWAP AGREEMENTS

  The Emerging Markets Portfolio may enter into equity index swap agreements. The Portfolio's current obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Portfolio's current obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Portfolio) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash, U.S. Government securities, or high grade debt obligations, to avoid any potential leveraging of the Portfolio.

  Generally, the swap agreement transactions in which the Portfolio will engage are not regulated as futures or commodity option transactions under the Commodity Exchange Act or by the Commodity Futures Trading Commission.

WARRANTS

  The Growth LT, Equity Income, Multi-Strategy, Equity, Bond and Income, and High Yield Bond Portfolios may invest in warrants; however, not more than 10% of the market value of a Portfolio's assets (at the time of purchase), and in the case of the Equity Portfolio--5%, may be invested in warrants other than warrants acquired in units or attached to other securities. The Aggressive Equity and Emerging Markets Portfolios each may invest up to 5% of its net assets in warrants or rights (valued at the lower of cost or market) to purchase securities, provided that no more than 2% of its net assets are invested in warrants not listed on the New York or American Stock Exchanges. Each of these Portfolios may invest in warrants or rights acquired as part of a unit or attached to securities at the time of purchase without limitation. Warrants may be considered speculative in that they have no voting rights, pay no dividends, and have no rights with respect to the assets of the corporation issuing them. Warrants basically are options to purchase equity securities at a specific price valid for a specific period of time. They do not represent ownership of the securities, but only the right to buy them. Warrants differ from call options in that warrants are issued by the issuer of the security which may be purchased on their exercise, whereas call options may be written or issued by anyone. The prices of warrants do not necessarily move parallel to the prices of the underlying securities.

DURATION

  Duration is a measure of average life of a bond on a present value basis, which was developed to incorporate a bond's yield, coupons, final maturity and call features into one measure. Duration is one of the fundamental tools that may be used by the Adviser or Portfolio Manager in fixed income security selection. In this discussion, the term "bond" is generally used to connote any type of debt instrument.

  Most notes and bonds have provided interest ("coupon") payments in addition to a final ("par") payment at maturity. Some obligations also feature call provisions. Depending on the relative magnitude of these payments, debt obligations may respond differently to changes in the level and structure of interest rates. Traditionally, a debt security's "term to maturity" has been used as a proxy for the sensitivity of the security's price to changes in interest rates (which is the "interest rate risk" or "volatility" of the security). However, "term to maturity" measures only the time until a debt security provides its final payment, taking no account of the pattern of the security's payments prior to maturity.

  Duration is a measure of the average life of a fixed-income security on a present value basis. Duration takes the length of the time intervals between the present time and the time that the interest and principal payments are scheduled or, in the case of a callable bond, expected to be received, and weights them by the present values of the cash to be received at each future point in time. For any fixed-income security with interest payments occurring prior to the payment of principal, duration is always less than maturity. In general, all other things being the same, the lower the stated or coupon rate of interest of a fixed-income security, the longer the duration of the security; conversely, the higher the stated or coupon rate of interest of a fixed-income security, the shorter the duration of the security.

  Although frequently used, the "term of maturity" of a bond is not a useful measure of the longevity of a bond's cash flow because it refers only to the time remaining to the repayment of principal or corpus and disregards earlier coupon payments. Thus, for example, three bonds with the same maturity may not have the same investment characteristics (such as risk or repayment time). One bond may have large coupon payments early in its life, whereas another may have payments distributed evenly throughout its life. Some bonds (such as zero coupon bonds) make no coupon payments until maturity. Clearly, an investor contemplating investing in these bonds should consider not only the final payment or sum of payments on the bond, but also the timing and magnitude of payments in order to make an accurate assessment of each bond. Maturity, or the term to maturity, does not provide a prospective investor with a clear understanding of the time profile of cash flows over the life of a bond.

  Another way of measuring the longevity of a bond's cash flow is to compute a simple average time to payment, where each year is weighted by the number of dollars the bond pays that year. This concept is termed the "dollar-weighted mean waiting time," indicating that it is a measure of the average time to payment of a bond's cash flow. The critical shortcoming of this approach is that it assigns equal weight to each dollar paid over the life of a bond, regardless of when the dollar is paid. Since the present value of a dollar decreases with the amount of time which must pass before it is paid, a better method might be to weight each year by the present value of the dollars paid that year. This calculation puts the weights on a comparable basis and creates a definition of longevity which is known as duration.

  A bond's duration depends upon three variables: (i) the maturity of the bond; (ii) the coupon payments attached to the bond; and (iii) the bond's yield to maturity. Yield to maturity, or investment return as used here, represents the approximate return an investor purchasing a bond may expect if he holds that bond to maturity. In essence, yield to maturity is the rate of interest which, if applied to the purchase price of a bond, would be capable of exactly reproducing the entire time schedule of future interest and principal payments.

  Increasing the size of the coupon payments on a bond, while leaving the maturity and yield unchanged, will reduce the duration of the bond. This follows from the fact that because bonds with higher coupon payments pay relatively more of their cash flows sooner, they have shorter durations. Increasing the yield to maturity on a bond (e.g., by reducing its purchase price), while leaving the terms to maturity and coupon payments unchanged, also reduces the duration of the bond. Because a higher yield leads to lower present values for more distant payments relative to earlier payments, and, to relatively lower weights attached to the years remaining to those payments, the duration of the bond is reduced.

  There are some situations where even the standard duration calculation does not properly reflect the interest rate exposure of a security. For example, floating and variable rate securities often have final maturities of ten or more years; however, their interest rate exposure corresponds to the frequency of the coupon reset. Another example where the interest rate exposure is not properly captured by duration is mortgage pass-throughs. The stated final maturity is generally 30 years but current prepayment rates are more critical in determining the securities' interest rate exposure. In these and other similar situations, the Adviser or Portfolio Manager to a Portfolio will use more sophisticated analytical techniques which incorporate the economic life of a security into the determination of its interest rate exposure.

  Futures, options, and options on futures have durations which, in general, are closely related to the duration of the securities which underlie them. Holding long futures or call option positions (backed by a segregated account of cash and cash equivalents) will lengthen the portfolio duration if interest rates go down and bond prices go up by approximately the same amount that holding an equivalent amount of the underlying securities would.

  Short futures or put option positions have durations roughly equal to the negative duration of the securities that underlie those positions, and have the effect of reducing portfolio duration if interest rates go up and bond prices go down by approximately the same amount that selling an equivalent amount of the underlying securities would.

                            INVESTMENT RESTRICTIONS

FUNDAMENTAL INVESTMENT RESTRICTIONS

  Each Portfolio's investment objective as set forth under "Investment Objectives and Policies," and the investment restrictions as set forth below, are fundamental policies of each Portfolio and may not be changed with respect to any Portfolio without the approval of a majority of the outstanding voting shares of that Portfolio. The vote of a majority of the outstanding voting securities of a Portfolio means the vote, at an annual or special meeting of
(a) 67% or more of the voting securities present at such meeting, if the holders of more than 50% of the outstanding voting securities of such Portfolio are present or represented by proxy; or (b) more than 50% of the outstanding voting securities of such Portfolio, whichever is the less. Under these restrictions, a Portfolio may not:

  (i) invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto);

  (ii) with respect to 75% of its total assets, invest in a security if, as a result of such investment, more than 5% of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities;

  (iii) invest in a security if, as a result of such investment, it would hold more than 10% (taken at the time of such investment) of the outstanding voting securities of any one issuer;

  (iv) purchase or sell real estate (although it may purchase securities secured by real estate or interests therein, or securities issued by companies which invest in real estate, or interests therein);

  (v) borrow money or pledge, mortgage or hypothecate its assets, except that a Portfolio may: (a) borrow from banks but only if immediately after each borrowing and continuing thereafter there is asset coverage of 300%; and (b) enter into reverse repurchase agreements and transactions in options, futures, and options on futures as described in the Prospectus and in the Statement of Additional Information (the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin deposits for futures contracts will not be deemed to be pledges of a Portfolio's assets);

  (vi) lend any funds or other assets, except that a Portfolio may, consistent with its investment objective and policies: (a) invest in debt obligations including bonds, debentures or other debt securities, bankers' acceptances, and commercial paper, even though the purchase of such obligations may be deemed to be the making of loans; (b) enter into repurchase agreements and reverse repurchase agreements; and (c) lend its portfolio securities in an amount not to exceed 25% of the value of its total assets, provided such loans are made in accordance with applicable guidelines established by the Securities and Exchange Commission and the Fund's Trustees;

  (vii) act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws; and

  In addition, with respect to the Money Market, High Yield Bond, Managed Bond, Government Securities, Growth, Growth LT, Equity Income, Multi-Strategy, Equity Index and International Portfolios, unless otherwise indicated, such Portfolios may not:

  (viii) purchase or sell commodities or commodities contracts, except that, subject to restrictions described in the Prospectus and in the Statement of Additional Information (a) the Managed Bond, Equity Index, Government Securities, High Yield Bond, Growth LT, Equity Income, Multi-Strategy, and International Portfolios may engage in futures contracts and options on futures contracts, (b) all Portfolios may enter into foreign forward currency contracts; and (c) the Equity Index Portfolio may purchase and sell stock index futures, purchase options on stock indexes, and purchase options on stock index futures;

  (ix) except the Growth LT Portfolio, purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (x) except the Growth LT Portfolio, maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Prospectus and in the SAI for transactions in options, futures, and options on futures.

NONFUNDAMENTAL INVESTMENT RESTRICTIONS

  Each Portfolio is also subject to the following restrictions and policies (which are not fundamental and may therefore be changed without shareholder approval) relating to the investment of its assets and activities. Unless otherwise indicated, a Portfolio may not:

  (i) invest for the purpose of exercising control or management;

  (ii) sell securities or property short, except short sales against the box;

  (iii) purchase warrants if immediately after and as a result of such purchase more than 10% of the market value of the total assets of the Portfolio would be invested in such warrants;

  (iv) purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of portfolio securities) but it may make margin deposits in connection with transactions in options, futures, and options on futures;

  (v) maintain a short position, or purchase, write, or sell puts, calls, straddles, spreads, or combinations thereof, except as set forth in the Prospectus and in the SAI for transactions in options, futures, and options on futures;

  (vi) invest in securities that are illiquid, or in repurchase agreements maturing in more than seven days, if as a result of such investment, more than 15% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities, and with respect to the Money Market Portfolio, more than 10% of the total assets of the Portfolio (taken at market value at the time of such investment) would be invested in such securities; and

  (vii) purchase or sell commodities or commodities contracts, except, (a) futures contracts and options on futures contracts, (b) forward foreign currency contracts and (c) stock index futures, options on stock indexes, and options on stock index futures; subject to any applicable restrictions described in the Prospectus and in the SAI.

  Unless otherwise indicated, as in the restriction for borrowing or hypothecating assets of a Portfolio, for example, all percentage limitations listed above apply to each Portfolio only at the time into which a transaction is entered. Accordingly, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in the percentage which results from a relative change in values or from a change in a Portfolio's net assets will not be considered a violation. For purposes of fundamental restriction
(v) and nonfundamental restriction (vii) as set forth above, an option on a foreign currency shall not be considered a commodity or commodity contract. For purposes of nonfundamental restriction (v), a short sale "against the box" shall not be considered a short position.

                            MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

  The Trustees and Executive Officers of the Fund, their business address, and principal occupations during the past five years are:

                                                  BUSINESS AFFILIATES AND
 NAME AND ADDRESS          POSITION WITH THE FUND PRINCIPAL OCCUPATIONS
 ----------------          ---------------------- -----------------------
 Thomas C. Sutton             Chairman of the     Chairman of the Board,
 700 Newport Center Drive     Board, Trustee      Director and Chief Executive
 Newport Beach, CA 92660      and President       Officer of Pacific Mutual;
 Age 53                                           Equity Board Member of PIMCO
                                                  Advisors L.P.; and similar
                                                  positions with other
                                                  subsidiaries of Pacific
                                                  Mutual; Director of Newhall
                                                  Land & Farming; Director of
                                                  The Irvine Company; Director
                                                  of The Edison Company.
 Richard A. Nelson            Trustee             President of Nelson
 8 Cherry Hills Lane                              Financial Consultants;
 Newport Beach, CA 92660                          retired Partner with Ernst &
 Age 66                                           Young; Director, Wynn's
                                                  International, Inc.
 Lyman W. Porter              Trustee             Professor of the Graduate
 University of California                         School of Management at the
 at Irvine                                        University of California,
 Irvine, CA 92717                                 Irvine.
 Age 66
 Alan Richards                Trustee             Consultant and Investor;
 P. O. Box 675760                                 Partner, Old Winery Estates;
 15401 Pimlico Corte                              Partner, Lomas Verdes
 Rancho Santa Fe, CA 92067                        Estates; Director,
 Age 66                                           Consultant and Member of
                                                  Executive Committee, Western
                                                  National Corporation.
 Marilee Roller               Vice President      Senior Vice President,
 700 Newport Center Drive     and Treasurer       Corporate Finance and
 Newport Beach, CA 92660                          Administration, of Pacific
 Age 43                                           Mutual; President and COO of
                                                  Pacific Corinthian Life
                                                  Insurance Company; and
                                                  similar positions with other
                                                  subsidiaries of Pacific
                                                  Mutual; formerly Vice
                                                  President of Pacific Mutual.
 Diane N. Ledger              Vice President      Assistant Vice President,
 700 Newport Center Drive     and Assistant       Variable Regulatory
 Newport Beach, CA 92660      Secretary           Compliance, Corporate Law,
 Age 56                                           of Pacific Mutual.
 Sharon A. Cheever            Vice President      Vice President and
 700 Newport Center Drive     and General         Investment Counsel of
 Newport Beach, CA 92660      Counsel             Pacific Mutual; formerly
 Age 40                                           Assistant Vice President and
                                                  Associate General Counsel of
                                                  Pacific Mutual.
 Audrey L. Milfs              Secretary           Vice President and Corporate
 700 Newport Center Drive                         Secretary of Pacific Mutual;
 Newport Beach, CA 92660                          and similar positions with
 Age 50                                           other subsidiaries of
                                                  Pacific Mutual.

--------
* Mr. Sutton is an "interested person" of the Fund (as that term is defined in the Investment Company Act) because of his position with Pacific Mutual as shown above.

  Trustees other than those affiliated with Pacific Mutual or a Portfolio Manager, currently receive an annual fee of $10,000 and $1,000 for each Board of Trustees meeting attended, including each Audit, Policy, or Nominating Committee meeting attended, plus reimbursement of related expenses. In addition, the Chairman of the Fund's Audit Committee and Policy Committee each receives an additional annual fee of $1,000. The following table summarizes the aggregate compensation paid by the Fund to each Trustee who is not affiliated with Pacific Mutual or a Portfolio Manager in 1994. It also shows total compensation paid to these Trustees in 1994 by the Fund and PIMCO Advisors Institutional Funds, an investment company managed by an affiliate of Pacific Mutual for which Messrs. Nelson, Porter, and Richards (but not Mr. Sutton) also serve as trustees (collectively, "Fund Complex").

                                              PENSION OR
                                              RETIREMENT               TOTAL
                                               BENEFITS   ESTIMATE  COMPENSATION
                                               ACCRUED     ANNUAL    FROM FUND
                                  AGGREGATE   AS PART OF  BENEFITS    COMPLEX
                                 COMPENSATION    FUND       UPON      PAID TO
NAME OF TRUSTEE                   FROM FUND    EXPENSES  RETIREMENT   TRUSTEES
---------------                  ------------ ---------- ---------- ------------
Richard A. Nelson...............   $14,250         0          0       $27,250
Lyman W. Porter.................   $13,250         0          0       $25,250
Alan Richards...................   $13,250         0          0       $25,250

  None of the Trustees or Officers directly own shares of the Fund. As of January 31, 1994, the Trustees and Officers as a group owned Variable Contracts that entitled them to give voting instructions with respect to less than 1% of the outstanding shares of the Fund.

INVESTMENT ADVISER

  Pacific Mutual Life Insurance Company ("Pacific Mutual") serves as Investment Adviser to the Fund pursuant to an Investment Advisory Agreement ("Advisory Contract") between Pacific Mutual and the Fund. Pacific Mutual is responsible for administering the affairs of and supervising the investment program for the Fund. Pacific Mutual also furnishes to the Board of Trustees, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each Portfolio.

  Under the terms of the Advisory Contract, Pacific Mutual is obligated to manage the Fund's Portfolios in accordance with applicable laws and regulations.

  The Advisory Contract will continue in effect until November 9, 1995, and from year to year thereafter, provided such continuance is approved annually by (i) the holders of a majority of the outstanding voting securities of the Fund or by the Board of Trustees, and (ii) a majority of the Trustees who are not parties to such Advisory Contract or "interested persons" (as defined in the Investment Company Act of 1940, the "1940 Act") of any such party. The Advisory Contract was originally approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract, or interested persons of such parties, at its meeting held on July 21, 1987, and by the shareholders of the Fund at a Meeting of Shareholders held on October 28, 1988. The Advisory Contract was also approved by the shareholders of the Equity Index Portfolio of the Fund at a Meeting of Shareholders of the Equity Index Portfolio held on April 21, 1992. An addendum to the Advisory Contract was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on October 28, 1988. An Addendum to the Advisory Contract which increased the advisory fee schedule with respect to the High Yield Bond, Managed Bond, Government Securities, Growth, Equity Income, Multi-Strategy, and International Portfolios, and which included the Growth LT Portfolio as a Portfolio to which the Adviser will perform services under the Advisory Contract, was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Contract, or interested persons of such parties, at a meeting held on September 29, 1993, and was approved by shareholders of the High Yield Bond, Managed Bond, Government Securities, Growth, Equity Income, Multi-Strategy, and International Portfolios at a Special Meeting of Shareholders on December 13, 1993. An Addendum to the Advisory Contract for the Equity Portfolio and Bond and Income Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on August 12, 1994, and by the sole shareholder of those Portfolios on September 6, 1994. An Addendum to the Advisory Contract for the Aggressive Equity Portfolio and Emerging Markets Portfolio was approved by the Board of Trustees, including a majority of the Trustees who are not parties to the Advisory Contract or interested persons of such parties, at a meeting held on November 17, 1995, and by the sole shareholder of those Portfolios on January 30, 1996. The Advisory Contract may be terminated without penalty by vote of the Trustees or the shareholders of the Fund, or by the Adviser, on 60 days' written notice by either party to the Advisory Contract and will terminate automatically if assigned.

  The Fund pays the Adviser, for its services under the Agreement, a fee based on an annual percentage of the average daily net assets of each Portfolio. For the Money Market Portfolio, the Fund will pay to the Adviser a fee at an annual rate of .40% of the first $250 million of the average daily net assets of the Portfolio, .35% of the next $250 million of the average daily net assets of the Portfolio, and .30% of the average daily net assets of the Portfolio in excess of $500 million. For the High Yield Bond, Managed Bond, Government Securities, and Bond and Income Portfolios, the Fund will pay .60% of the average daily net assets of each of the Portfolios. For the Growth, Equity Income, Multi-Strategy, and Equity Portfolios, the Fund will pay .65% of the average daily net assets of each of the Portfolios. For the Growth LT Portfolio, the Fund will pay .75% of the average daily net assets of the Portfolio. For the International Portfolio, the Fund will pay .85% of the average daily net assets of the Portfolio. For the Equity Index Portfolio, the Fund will pay .25% of the first $100 million of the average daily net assets of the Portfolio, .20% of the next $100 million of the average daily net assets of the Portfolio, and
 .15% of the average daily net assets of the Portfolio in excess of $200 million. For the Aggressive Equity Portfolio, the Fund pays to the Adviser a fee at an annual rate of .80% of the average daily net assets of the Portfolio. For the Emerging Markets Portfolio, the Fund pays to the Adviser a fee at an annual rate of 1.10% of the average daily net assets of the Portfolio. The fee shall be computed and accrued daily and paid monthly.

  Prior to January 1, 1994, the Fund paid the Adviser for its services under the Agreement a fee based on an annual percentage of the average daily net assets of each Portfolio then in existence as follows. For the High Yield Bond, Managed Bond, Government Securities, Growth, Equity Income, and Multi-Strategy Portfolios, the Fund paid .50% of the first $250 million of the average daily net assets of each of the Portfolios, .45% of the next $250 million of the average daily net assets of each of the Portfolios, and .40% of the average daily net assets of each of the Portfolios in excess of $500 million. For the International Portfolio, the Fund paid .65% of the first $250 million of the average daily net assets of the Portfolio, .60% of the next $250 million of the average daily net assets of the Portfolio, and .55% of the average daily net assets of the Portfolio in excess of $500 million. For the Money Market and Equity Index Portfolios, the Fund paid the Adviser a fee based on the same fee schedule as is currently in effect.


  Pacific Mutual has agreed, until at least December 31, 1997, to waive its fees or otherwise reimburse each Portfolio for its operating expenses to the extent that such expenses, exclusive of advisory fees, additional custodial charges associated with holding foreign securities, foreign taxes on dividends, interest, or gains, and extraordinary expenses, exceed 0.25% of the Portfolio's average daily net assets. Pacific Mutual began this expense reimbursement policy in April 1989. There can be no assurance that this policy will be continued beyond December 31, 1997.

  Net fees paid or owed to Pacific Mutual for 1994 were as follows: Money Market Portfolio--$208,743, High Yield Bond Portfolio--$94,365, Managed Bond Portfolio--$297,183, Government Securities Portfolio--$111,828, Growth Portfolio--$532,241, Growth LT Portfolio--$132,860, Equity Income Portfolio-- $251,902, Multi-Strategy Portfolio--$304,896, Equity Index Portfolio--$79,401, and International Portfolio--$454,012.

  Net fees paid or owed to Pacific Mutual for 1993 (before the Addendum to the Advisory Contract that increased the fees for certain Portfolios was in effect) were as follows: Money Market Portfolio--$68,994, High Yield Bond Portfolio-- $62,112, Managed Bond Portfolio--$151,389, Government Securities Portfolio-- $80,256, Growth Portfolio--$222,900, Equity Income Portfolio--$121,504, Multi-Strategy Portfolio--$120,529, Equity Index Portfolio--$44,656, and International Portfolio--$144,024.

  Net fees paid or owed to Pacific Mutual for 1992 were as follows: Money Market Portfolio--$30,169, High Yield Bond Portfolio--$22,861, Managed Bond Portfolio--$74,703, Government Securities Portfolio--$23,514, Growth Portfolio--$65,913, Equity Income Portfolio--$47,643, Multi-Strategy Portfolio--$34,412, Equity Index Portfolio--$0, and International Portfolio-- $74,115.

  Net advisory and administrative fees, respectively, paid by the Equity Portfolio's predecessor--the Equity Series of Pacific Corinthian Variable Fund--were $401,325 and $120,397 in 1994, $415,347 and $124,604 in 1993, and
$469,325 and $140,798 in 1992. Net advisory and administrative fees, respectively, paid by the Bond and Income Portfolio's predecessor--the Bond and Income Series of Pacific Corinthian Variable Fund--were $149,270 and $55,976 in 1994, $178,349 and $66,881 in 1993, and $211,515 and $79,318 in
1992.

  The Fund paid Pacific Mutual $        for its services under the Agreement
for Support Services during 1995, representing      of the Fund's average net
assets and anticipates that fees to be paid for 1996 under said Agreement will be approximately .00007 of the Fund's average net assets.

PORTFOLIO MANAGEMENT AGREEMENTS

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Pacific Investment Management Company ("PIMCO"), 840 Newport Center Drive, Suite 360, Post Office Box 6430, Newport Beach, California 92658-6430, PIMCO is the Portfolio Manager and provides investment advice and makes and implements investment decisions with respect to the Managed Bond Portfolio and Government Securities Portfolio. For the services provided, Pacific Mutual pays PIMCO a fee based on a percentage of each Portfolio's average daily net assets according to the following schedule:

               MANAGED BOND AND GOVERNMENT SECURITIES PORTFOLIOS

              RATE %   BREAK POINT (ASSETS)
              ------   --------------------
               .50%    On first $25 million
               .375%   On next $ 25 million
               .25%         On excess

  PIMCO is registered as an investment adviser with the SEC and a commodity trading adviser with the CFTC. Such registration does not involve supervision by the SEC over investment advice or supervision by the CFTC over commodities trading. PIMCO is currently providing investment advisory services to the PIMCO Funds, PIMCO Commercial Mortgage Securities Trust, Inc., PIMCO Funds:
Equity Advisers Series (formerly PIMCO Advisors Institutional Funds), the Harbor Bond Fund of the Harbor Fund, The Total Return Bond and the Intermediate-Term Bond Portfolios of the Target Portfolio Trust, the Fixed Income I Fund, Diversified Bond Fund, Fixed Income III Fund, and Multi-Strategy Bond Fund of the Frank Russell Investment Management Company, the PIMCO Total Return Bond Portfolio of the American Skandia Trust, the Government Income Portfolio of the Cambridge Portfolio Trust, the Total Return Fund of Fremont Mutual Funds, Inc., as well as to managed accounts consisting of proceeds from pension and profit sharing plans. Net fees paid or owed by Pacific Mutual to PIMCO in 1994 were $149,130 for the Managed Bond Portfolio and $106,476 for the Government Securities Portfolio, in 1993 were $159,860 for the Managed Bond Portfolio and $106,139 for the Government Securities Portfolio, and in 1992 were $115,405 for the Managed Bond Portfolio and $68,657 for the Government Securities Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Capital Guardian Trust Company ("Capital Guardian"), a wholly-owned subsidiary of The Capital Group, Inc. ("CG"), 333 South Hope Street, Los Angeles, California 90071, Capital Guardian is the Portfolio Manager and provides investment advisory services to the Growth Portfolio. For the services provided, Pacific Mutual pays Capital Guardian a fee based on a percentage of the average daily net assets of the Growth Portfolio according to the following schedule:

                               GROWTH PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   --------------------
               .50%  On first $30 million
               .40%  On next $30 million
               .30%  On excess

  Capital Guardian is a California state chartered trust company organized in 1968 which provides fiduciary and investment management services to a limited number of large accounts such as employee benefit plans, college endowment funds, foundations, and individuals. Accounts managed by Capital Guardian had combined assets, as of December 31, 1994, of approximately $36.8 billion. Capital Guardian's research activities are conducted by a wholly-owned subsidiary, Capital Guardian Research Company, and other affiliates that have research facilities in Los Angeles, San Francisco, New York, Washington, D.C., Atlanta, London, Geneva, Hong Kong, Singapore, and Tokyo.

  CG, 333 South Hope Street, Los Angeles, CA 90071, is the parent of Capital Guardian because it owns all of its outstanding shares of common stock. David
I. Fisher, William C. Newton, and R. Michael Shanahan each owns beneficially shares representing more than 5% but less than 10%, and Jon B. Lovelace owns beneficially shares representing more than 10% but less than 25% of the voting rights of CG.

  Capital Research and Management Company ("CRMC"), another wholly-owned subsidiary of CG, provides investment advisory services to the following mutual funds, which are known collectively as the American Funds Group: AMCAP Fund, American Balanced Fund, American High Income Trust, American Mutual Fund, The Bond Fund of America, Intermediate Bond Fund of America, The Cash Management Trust of America, Capital Income Builder, Inc., Capital World Bond Fund, EuroPacific Growth Fund, Fundamental Investors, The Growth Fund of America, The Income Fund of America, The Investment Company of America, The New Economy Fund, New Perspective Fund, Smallcap World Fund, The Tax-Exempt Bond Fund of America, The Tax-Exempt Fund of California, The Tax-Exempt Fund of Maryland, The Tax-Exempt Fund of Virginia, The Tax-Exempt Money Fund of America, U.S. Government Securities Fund, The U.S. Treasury Money Fund of America, Washington Mutual Investors Fund, and Capital World Growth and Income Fund. CRMC also provides investment advisory services to American Variable Insurance Series and Anchor Pathway Fund, which are used exclusively as underlying investment vehicles for variable insurance contracts and policies, and to Endowments, Inc. and Bond Portfolio for Endowments, Inc., whose shares may be owned only by tax-exempt organizations. Capital International Inc., an indirect wholly-owned subsidiary of CG, provides investment advisory services to Emerging Market Growth Fund, Inc. which is a closed-end investment company.

  Net fees paid or owed by Pacific Mutual to Capital Guardian for the Growth Portfolio in 1994 were $335,544, in 1993 were $196,614, and in 1992 were $93,390.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Janus Capital Corporation ("Janus"), 100 Fillmore Street, Suite 300, Denver, Colorado 80206-4923, Janus is the Portfolio Manager and provides investment advisory services to the Growth LT Portfolio. For the services provided, Pacific Mutual pays Janus a fee based on a percentage of the average daily net assets of the Growth LT Portfolio according to the following schedule:

                              GROWTH LT PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .60%  On first $100 million
               .55%  On excess

  Janus serves as investment adviser to the Janus Funds, as well as other mutual funds and individual, corporate, charitable, and retirement accounts. Kansas City Southern Industries, Inc. ("KCSI") owns approximately 83% of the outstanding voting stock of Janus. KCSI is a publicly traded holding company whose primary subsidiaries are engaged in transportation and financial services. Net fees paid or owed by Pacific Mutual to Janus for the Growth LT Portfolio from January 4, 1994 (date of commencement of operations) to December 31, 1994 were $134,659.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and J.P. Morgan Investment Management Inc. ("J.P. Morgan Investment"), 522 Fifth Avenue, New York, New York 10036, J.P. Morgan Investment is the Portfolio Manager and provides investment advisory services to the Equity Income Portfolio and the Multi-Strategy Portfolio. For the services provided, Pacific Mutual pays J.P. Morgan Investment a fee based on a percentage of the combined average daily net assets of these two Portfolios according to the following schedule:

                  EQUITY INCOME AND MULTI-STRATEGY PORTFOLIOS

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .45%  On first $100 million
               .40%  On next $100 million
               .35%  On next $200 million
               .30%  On excess

  J.P. Morgan Investment is an investment manager for corporate, public, and union employee benefit funds, foundations, endowments, insurance companies, government agencies and the accounts of other institutional investors. A wholly-owned subsidiary of J.P. Morgan & Co. Incorporated ("Morgan"), J.P. Morgan Investment was incorporated in the state of Delaware on February 7, 1984 and commenced operations on July 2, 1984. It was formed from the Institutional Investment Group of Morgan Guaranty Trust Company of New York, also a subsidiary of Morgan.

  Morgan acquired its first tax-exempt client in 1913 and its first pension account in 1940. Assets under management have grown to over $121 billion. With offices around the globe, J.P. Morgan Investment draws from a worldwide resources base to provide comprehensive service to an international group of clients.

  J.P. Morgan Investment also provides investment advisory services to the following registered investment companies: Global Money Fund, International Growth Fund and Growth and Income Fund of Sierra Trust Funds, Global Money Fund, International Growth Fund and Growth and Income Fund of Sierra Trust Funds and of The Sierra Variable Trust, International Securities Fund, International Fund, Emerging Markets Fund, Equity Q Fund and Quantitative Equity Fund of Frank Russell Investment Co., Preferred Fixed Income Fund and Preferred Money Market Fund of The Preferred Group of Mutual Funds, AST Money Market Portfolio of American Skandia's Trust, Benham European Government Bond Fund, Growth and Income Stock Portfolio of Northwestern Mutual Series Fund, Inc., North American Funds International Growth and Income Fund and NASL Series Trust's International Growth and Income Trust.

  Net fees paid or owed by Pacific Mutual to J.P. Morgan Investment in 1994 were $190,312 for the Equity Income Portfolio and $212,060 for the Multi-Strategy Portfolio. From 1988 to 1993, Capital Guardian served as Portfolio Manager to the Equity Income and Multi-Strategy Portfolios. Net fees paid by Pacific Mutual to Capital Guardian for these Portfolios in 1993 were $103,788 for the Equity Income Portfolio and $108,861 for the Multi-Strategy Portfolio, and in 1992 were $75,696 for the Equity Income Portfolio and $65,117 for the Multi-Strategy Portfolio.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Greenwich Street Advisors Division of Smith Barney Mutual Funds Management Inc. ("Greenwich Street Advisors"), 388 Greenwich Street, 23rd Floor, New York, New York 10048, Greenwich Street Advisors serves as the Portfolio Manager and provides investment advisory service to the Equity Portfolio and Bond and Income Portfolio. For the services provided, Pacific Mutual pays a fee to Greenwich Street Advisors based on a percentage of each Portfolio's average daily net assets according to the following fee schedules:

                               EQUITY PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .50%  On first $500 million
               .45%  On next $500 million
               .40%  On excess

                           BOND AND INCOME PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .40%  On first $500 million
               .35%  On next $500 million
               .30%  On excess

  Greenwich Street Advisors is a division of Smith Barney Mutual Fund's Management Inc. ("SBMFM"), a wholly-owned subsidiary of Smith Barney Holdings Inc., which is in turn a wholly-owned subsidiary of The Travelers Inc. The Travelers Inc. is a financial services holding company engaged, through its subsidiaries, principally in three business segments: (1) life and property and casualty insurance services, (2) investment services and (3) consumer finance services.

  Greenwich Street Advisors and its predecessors have been in the investment counseling business since 1934 providing investment advice to a wide variety of individual and institutional clients. SBMFM and its predecessors have been providing investment-advisory services to mutual funds since 1968. As of December 31, 1994, Greenwich Street Advisors had aggregate assets under management in excess of $48 billion and SBMFM had approximately $54 billion of mutual funds under management.

  Net fees paid or owed to Greenwich Street Advisors by the Equity Portfolio's predecessor the Equity Series of Pacific Corinthian Variable Fund--were $401,325 in 1994, $415,347 in 1993, and $469,325 in 1992. Net fees paid or owed to Greenwich Street Advisors by the Bond and Income Portfolio's predecessor--the Bond and Income Series of Pacific Corinthian Variable Fund-- were $149,270 in 1994, $178,349 in 1993, and $211,515 in 1992. The same fee schedules were in effect for the predecessors of the Equity Portfolio and Bond and Income Portfolio as are currently in effect.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Columbus Circle Investors ("Columbus Circle Investors"), Metro Center, One Station Place, 8th Floor, Stamford, Connecticut 06902, Columbus Circle Investors serves as the Portfolio Manager and provides investment advisory services to the Aggressive Equity Portfolio. For the services provided, Pacific Mutual pays a fee to Columbus Circle Investors based on a percentage of the Portfolio's average daily net assets according to the following fee schedules:

                          AGGRESSIVE EQUITY PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .55%  On first $100 million
               .50%  On next $250 million
               .45%  On excess

  Columbus Circle Investors is a subsidiary partnership of PIMCO Advisors, L.P., an affiliate of Pacific Mutual. Columbus Circle Investors manages discretionary accounts for institutions such as corporate, government and union pension and profit-sharing plans, foundations, and educational institutions, as well as several funds in the PIMCO Advisors Funds and the PIMCO Advisors Institutional Funds, and the Cash Accumulation Trust. As of December 31, 1994, Columbus Circle Investors managed approximately $ billion of assets, including approximately $ billion of mutual fund assets.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Bankers Trust Company ("BTCO"), a wholly-owned subsidiary of Bankers Trust New York Corporation, 130 Liberty Street, New York, New York 10006, BTCO is the Portfolio Manager and provides investment advisory services to the Equity Index Portfolio. For the services provided, Pacific Mutual pays a quarterly fee in advance to BTCO, based on the net assets of the Equity Index Portfolio at the beginning of each calendar quarter in accordance with the following schedule:

                            EQUITY INDEX PORTFOLIO

              RATE
              (%)     BREAK POINT (ASSETS)
              ----   ---------------------
               .07%  On first $100 million
               .03%  On next $100 million
               .01%  On excess

  This fee is subject to a minimum annual fee of $100,000 for the calendar year 1996 and each year thereafter. Prior to the calendar year 1996, 1995 and October 18, 1994, the fee was subject to a minimum annual fee of $75,000, $50,000 and $20,000, respectively.

  BTCO is a wholly-owned subsidiary of Bankers Trust New York Corporation, the seventh largest bank holding company in the United States. The Global Investment Management Group of BTCO, the department directly responsible for the management of the Equity Index Portfolio, as of June 30, 1994, managed assets approximating $165 billion. BTCO is the investment manager to the following registered investment companies: Short-Intermediate Fixed-Income Portfolio of Accessor Funds, Inc.; MidCap Index Fund, Stock Index Fund and Small Cap Index Fund of American General Series Portfolio ("VALIC"); Asset Management Portfolio; Asset Management Portfolio II; Asset Management Portfolio III; the Equity Portfolio and the Fixed Income Portfolio of the Bank Fiduciary Funds; Capital Appreciation Portfolio, Cash Management Portfolio, and Equity 500 Index Portfolio of BTC Institutional Funds; Global High Yield Portfolio; Hercules Latin American Value Fund; Intermediate Tax Free Portfolio; International Equity Portfolio; Latin American Equity Portfolio; Liquid Assets Portfolio; NY Tax Free Money Portfolio; Pacific Basin Equity Portfolio; Short/Intermediate Government Securities Portfolio; Small Cap Portfolio; Tax Free Money Portfolio; Treasury Money Portfolio and Utility Portfolio; The Limited Maturity Bond Series, Emerging Market Series, and The Liquid Asset Series of the GCG Trust.

  Net fees paid or owed by Pacific Mutual to BTC in 1994 were $50,000, in 1993 were $21,027, and in 1992 were $20,000.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser, and Templeton Investment Counsel, Inc. ("Templeton"), Broward Financial Centre, Suite 2100, Fort Lauderdale, Florida 33394-3091, Templeton is the Portfolio Manager and provides investment advice with respect to the International Portfolio. Pacific Mutual pays a fee to Templeton based on a percentage of the Portfolio's average daily net assets according to the following fee schedule:

                            INTERNATIONAL PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   --------------------
               .70%  On first $25 million
               .55%  On next $25 million
               .50%  On next $50 million
               .40%  On excess

  Templeton is a Florida corporation with offices in Ft. Lauderdale, Florida, and affiliated research offices in New York, Carmel, Hong Kong, Singapore, Edinburgh, Melbourne, Toronto, Buenos Aires, Bombay, Warsaw, Moscow, Johannesburg, Ho Chi Minh City, and the Bahamas. Templeton and its affiliates serve as advisers for over 170 registered investment companies. The Templeton organization provides investment management and advisory services to a worldwide client base, including mutual fund shareholders, foundations and endowments, employee benefit plans and individuals, As of December 31, 1994, the Templeton organization managed approximately $42.0 billion in assets, including over $5.4 billion invested in equity securities in emerging market countries, and over $570.9 million invested in fixed-income securities in those countries. Templeton is an indirect wholly-owned subsidiary of Templeton Worldwide, Inc., which is in turn, a wholly-owned subsidiary of Franklin Resources, Inc. ("Franklin"). Through its subsidiaries, Franklin is engaged in various aspects of the financial services industry. As of December 31, 1994, the Templeton/Franklin organization managed over $115 billion in assets worldwide.

  Net fees paid or owed by Pacific Mutual to Templeton for the International Portfolio in 1994 were $328,196. From 1988 to 1993, Nomura Capital Management, Inc. ("NCM") served as Portfolio Manager to the International Portfolio. Net fees paid by Pacific Mutual to NCM for the International Portfolio in 1993 were $157,869, and in 1992 were $119,790.

  Pursuant to a Portfolio Management Agreement between the Fund, the Adviser and Blairlogie Capital Management ("Blairlogie"), 4th Floor, 125 Princes Street, Edinburgh EH2 4AD, Scotland, Blairlogie serves as the Portfolio Manager and provides investment advisory services to the Emerging Markets Portfolio. For the services provided, Pacific Mutual pays a fee to Blairlogie based on a percentage of the Portfolio's average daily net assets according to the following fee schedules:

                          EMERGING MARKETS PORTFOLIO

              RATE
              (%)    BREAK POINT (ASSETS)
              ----   --------------------
               .85%  On first $50 million
               .75%  On next $50 million
               .70%  On next $50 million
               .65%  On excess

  Blairlogie is a subsidiary partnership of PIMCO Advisors, L.P. an affiliate of Pacific Mutual. Blairlogie is a U.K. limited partnership with two general partners and one limited partner. PIMCO Advisors L.P., the supervising general partner of Blairlogie, has agreed to acquire one-fifth of Blairlogie's limited partner's interest annually, beginning December 31, 1997.

  Blairlogie manages a limited number of large accounts, such as employee benefit plans, college endowment funds and foundations, as well as two funds in the PIMCO Advisors Institutional Trust. As of December 31, 1994, Blairlogie managed approximately $ million of assets, including approximately $ million of mutual fund assets.

  The Portfolio Management Agreements are not exclusive, and PIMCO, Capital Guardian, BTC, Janus, J.P. Morgan Investment, Columbus Circle Investors, Greenwich Street Advisors, Templeton, and Blairlogie may provide and currently are providing investment advisory services to other clients, including other investment companies.

DISTRIBUTION OF FUND SHARES

  Pacific Equities Network ("PEN") serves as the Fund's Distributor pursuant to a Distribution Contract (the "Distribution Contract") with the Fund. The Distributor is not obligated to sell any specific amount of Fund shares. PEN bears all expenses of providing services pursuant to the Distribution Contract including the costs of sales presentations, mailings, advertising, and any other marketing efforts by PEN in connection with the distribution or sale of the shares.

  The expenses incurred by the Fund with respect to each Portfolio in connection with the Fund's organization, its registration with the SEC and any states where registered, and the public offering of its shares were advanced on behalf of the Fund by the Adviser. These organizational expenses were deferred and amortized by the Fund's Portfolios over a period of 60 months. Similarly, the organizational expenses of Portfolios of the Fund that have been organized after the Fund commenced operations have been advanced on behalf of the Fund by the Adviser, and are deferred and amortized by the pertinent Portfolio over a period of 60 months from the commencement of operations of the Portfolio. See "Financial Statements."

  As of February 1, 1996, Pacific Mutual did not beneficially own shares of any of the Portfolios of the Fund. In the event that Pacific Mutual were to acquire a beneficial interest in any Portfolio, Pacific Mutual would exercise voting rights attributable to these shares in accordance with voting instructions received by Owners of the Policies issued by Pacific Mutual. To this extent, as of February 1, 1996, Pacific Mutual did not exercise control over any Portfolio.

PURCHASES AND REDEMPTIONS

  For information on purchase and redemption of shares, see "More on the Fund's Shares" in the Fund's Prospectus. The Fund may suspend the right of redemption of shares of any Portfolio and may postpone payment for more than seven days for any period: (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or during which trading on the New York Stock Exchange is restricted; (ii) when the SEC determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (iii) as the SEC may by order permit for the protection of the security holders of the Fund; or (iv) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares. If the Board of Trustees should determine that it would be detrimental to the best interests of the remaining shareholders of a Portfolio to make payment wholly or partly in cash, the Portfolio may pay the redemption price in whole or in part by a distribution in kind of securities from the portfolio of the Portfolio, in lieu of cash, in conformity with applicable rules of the SEC. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. Under the 1940 Act, the Fund is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of its net assets during any 90-day period for any one shareholder.

                     PORTFOLIO TRANSACTIONS AND BROKERAGE

INVESTMENT DECISIONS

  Investment decisions for the Fund and for the other investment advisory clients of the Adviser, or applicable Portfolio Manager, are made with a view to achieving their respective investment objectives. Investment decisions are the product of many factors in addition to basic suitability for the particular client involved (including the Fund). Thus, a particular security may be bought or sold for certain clients even though it could have been bought or sold for other clients at the same time. It also sometimes happens that two or more clients simultaneously purchase or sell the same security, in which event each day's transactions in such security are, insofar as possible, averaged as to price and allocated between such clients in a manner which in the opinion of the Adviser or Portfolio Manager is equitable to each and in accordance with the amount being purchased or sold by each. There may be circumstances when purchases or sales of portfolio securities for one or more clients will have an adverse effect on other clients.

BROKERAGE AND RESEARCH SERVICES

  There is generally no stated commission in the case of fixed-income securities, which are traded in the over-the-counter markets, but the price paid by the Fund usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by the Fund includes a disclosed, fixed commission or discount retained by the underwriter or dealer. Transactions on U.S. stock exchanges and other agency transactions involve the payment by the Fund of negotiated brokerage commissions. Such commissions vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions.

  The Adviser or Portfolio Manager for a Portfolio places all orders for the purchase and sale of portfolio securities, options, and futures contracts for a Portfolio through a substantial number of brokers and dealers or futures commission merchants. In executing transactions, the Adviser or Portfolio Manager will attempt to obtain the best net results for a Portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In effecting purchases and sales of portfolio securities in transactions on United States stock exchanges for the account of the Fund, the Adviser or Portfolio Manager may pay higher commission rates than the lowest available when the Adviser or Portfolio Manager believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and the Adviser or Portfolio Manager may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup. Consistent with the above policy of obtaining the best net results, a portion of the Equity Index Portfolio's brokerage and futures transactions may be conducted through BT Brokerage Corporation and BT Futures Corporation, respectively, both wholly-owned subsidiaries of Bankers Trust New York Corporation. The brokerage commissions paid to BT Brokerage Corporation will not exceed 25% of the brokerage commission incurred per year by the Equity Index Portfolio. Smith Barney Inc. and its affiliates may serve as the Fund's broker in effecting portfolio transactions on a national securities exchange, and may retain commissions, in accordance with certain regulations of the SEC. Smith Barney Inc. may receive no more than 25% of the brokerage commission incurred per annum by any Portfolio managed by Greenwich Street Advisors.

  Some securities considered for investment by the Fund's Portfolios may also be appropriate for other clients served by the Adviser or Portfolio Manager. If a purchase or sale of securities consistent with the investment policies of a Portfolio and one or more of these clients served by the Adviser or Portfolio Manager is considered at or about the same time, transactions in such securities will be allocated among the Portfolio and clients in a manner deemed fair and reasonable by the Adviser or Portfolio Manager. Although there is no specified formula for allocating such transactions, the various allocation methods used by the Adviser or Portfolio Manager, and the results of such allocations, are subject to periodic review by the Fund's Adviser and Board of Trustees.

  It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, the Adviser or Portfolio Manager for a Portfolio may receive research services from many broker-dealers with which the Adviser or Portfolio Manager places the Portfolio's portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to the Adviser or Portfolio Manager in advising its various clients (including the Portfolio), although not all of these services are necessarily useful and of value in managing a Portfolio. The advisory fee paid by the Portfolio is not reduced because the Adviser or Portfolio Manager and its affiliates receive such services.

  As permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser or Portfolio Manager may cause a Portfolio to pay a broker-dealer, which provides "brokerage and research services" (as defined in the Act) to the Adviser or Portfolio Manager, an amount of disclosed commission for effecting a securities transaction for the Portfolio in excess of the commission which another broker-dealer would have charged for effecting that transaction.

  During the year 1994, the following Portfolios incurred brokerage commissions and markups on principal transactions as follows: the High Yield Bond Portfolio--$0, the Managed Bond Portfolio--$9,636, the

Government Securities Portfolio--$5,652, the Growth Portfolio--$118,823, of which $558 (0.47%) was paid to J.P. Morgan Securities, an affiliate of J.P. Morgan Investment, the Equity Income Portfolio--$126,489, of which $84 (0.07%) was paid to BT Securities, an affiliate of BTC, the Multi-Strategy Portfolio-- $77,944, of which $62 (0.08%) was paid to BT Securities, an affiliate of Bankers Trust Company, the Equity Portfolio--$318,235 of which $53,700 (16.87%) was paid to Smith Barney Inc. or its predecessors, and $5,100 (1.60%) was paid to Lehman Brothers Securities, the Bond and Income Portfolio--$0, the Equity Index Portfolio--$6,337, the International Portfolio--$304,029, of which $515 (0.17%) was paid to J.P. Morgan Securities, and the Growth LT Portfolio--$101,353, of which $259 (0.26%) was paid to J.P. Morgan Securities. During the years 1993 and 1992, respectively, the following Portfolios incurred brokerage commissions as follows: the High Yield Bond Portfolio--$690 and $1,299, the Managed Bond Portfolio--$5,568 and $4,001, the Government Securities Portfolio--$4,548 and $3,267, the Growth Portfolio--$119,526 and $64,620, the Equity Income Portfolio--$33,310 and $24,271, the Multi-Strategy Portfolio--$28,251 and $13,790, the Equity Portfolio--$418,458 of which $71,472 (17.08%) were paid to Smith Barney Inc. or its predecessors, and $537,146 of which $99,432 (18.51%) were paid to Smith Barney Inc. or its predecessors, the Bond and Income Portfolio--$0 and $0, the Equity Index Portfolio--$6,541 and $5,500, and the International Portfolio--$126,924 and $49,519. The Equity and Bond and Income Portfolios had not yet commenced operations as of December 31, 1994. Information for the Equity Portfolio and Bond and Income Portfolio is based on activity of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994. The Aggressive Equity and Emerging Markets Portfolios had not commenced operations as of December 31, 1994.

PORTFOLIO TURNOVER

  For reporting purposes, each Portfolio's portfolio turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the Portfolio during the fiscal year. In determining such portfolio turnover, long-term U.S. Government securities are included. Short-term U.S. Government securities and all other securities whose maturities at the time of acquisition were one year or less are excluded. A 100% portfolio turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The portfolio turnover rate for each of the Portfolios will vary from year to year, depending on market conditions.

  It is anticipated that the rate of portfolio turnover as defined above for the Money Market Portfolio will be 0%, and for each of the other Portfolios will be approximately 100% under normal market conditions. For the Portfolios other than the Money Market Portfolio, portfolio turnover could be greater in periods of unusual market movement and volatility. For the years 1994, 1993, and 1992, respectively, the portfolio turnover rate for each of the Portfolios was as follows: Money Market Portfolio--0%, 0%, and 0%, High Yield Bond Portfolio--142%, 186%, and 186%, Managed Bond Portfolio--128%, 163%, and 90%, Government Securities Portfolio--233%, 402%, and 212%, Growth Portfolio--40%, 35%, and 40%, Equity Income Portfolio--135%, 28%, and 19%, Multi-Strategy Portfolio--187%, 28%, and 17%, Equity Portfolio--179%, 230%, and 242%, Bond and Income Portfolio--32%, 42%, and 22%, International Portfolio--52%, 46%, and 39%, and Equity Index Portfolio--2%, 1%, and 4%. The portfolio turnover rate for the Growth LT Portfolio, which commenced operations on January 4, 1994, was 257% in 1994. Information for the Equity Portfolio and Bond and Income Portfolio is based on activity of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

                                NET ASSET VALUE

  As indicated under "Net Asset Value" in the Prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders is determined at or about 4:00 P.M., New York City time, on each day the New York Stock Exchange is open for trading. Net asset value will not be determined on the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial

Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day. With respect to the Portfolios that invest in foreign securities, the value of foreign securities that are traded on stock exchanges outside the United States are based upon the price on the exchange as of the close of business of the exchange immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation. Trading in securities on exchanges and over-the-counter markets in European and Pacific Basin countries is normally completed well before 4:00 P.M., New York City time. In addition, European and Pacific Basin securities trading may not take place on all business days in New York. Furthermore, trading takes place in Japanese markets on certain Saturdays and in various foreign markets on days which are not business days in New York and on which the Fund's net asset value is not calculated. Quotations of foreign securities in foreign currencies are converted to U.S. dollar equivalents using the foreign exchange quotation in effect at the time net asset value is computed. The calculation of the net asset value of the Managed Bond, Government Securities, Aggressive Equity, Growth LT, International, and Emerging Markets Portfolios may not take place contemporaneously with the determination of the prices of portfolio securities of foreign issuers used in such calculation. Further, under the Fund's procedures, the prices of foreign securities are determined using information derived from pricing services and other sources every day that the Fund values its shares. Prices derived under these procedures will be used in determining net asset value. Information that becomes known to the Fund or its agents after the time that net asset value is calculated on any business day may be assessed in determining net asset value per share after the time of receipt of the information, but will not be used to retroactively adjust the price of the security so determined earlier or on a prior day. Events affecting the values of portfolio securities that occur between the time their prices are determined and the time a Portfolio's net asset value is determined may not be reflected in the calculation of net asset value. If events materially affecting net asset value occur during such period, the securities would be valued at fair market value as determined by the management and approved in good faith by the Board of Trustees of the Fund.

  The Money Market Portfolio's portfolio securities are valued using the amortized cost method of valuation. This involves valuing a security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument. During such periods the yield to investors in the Portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.

  The Commission's regulations require the Money Market Portfolio to adhere to certain conditions. The Portfolio is required to maintain a dollar-weighted average portfolio maturity of 90 days or less, to limit its investments to instruments having remaining maturities of 13 months or less (except securities held subject to repurchase agreements having 13 months or less to maturity) and to invest only in securities that meet specified quality and credit criteria.

  All other Portfolios are valued as follows:

  Portfolio securities for which market quotations are readily available are stated at market value. Market value is determined on the basis of last reported sales price, or, if no sales are reported, the mean between representative bid and asked quotations obtained from a quotation reporting system or from established market makers. In other cases, securities are valued at their fair value as determined in good faith by the Board of Trustees of the Fund, although the actual calculations may be made by persons acting under the direction of the Board. Money market instruments are valued at market value, except that instruments maturing in sixty days or less are valued using the amortized cost method of valuation.

  The value of a foreign security is determined in its national currency based upon the price on the foreign exchange as of its close of business immediately preceding the time of valuation. Securities traded in over-the-counter markets outside the United States are valued at the last available price in the over-the-counter market prior to the time of valuation.

  Debt securities, including those to be purchased under firm commitment agreements (other than obligations having a maturity of sixty days or less at their date of acquisition), are normally valued on the basis of quotes obtained from brokers and dealers or pricing services, which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Debt obligations having a maturity of sixty days or less are generally valued at amortized cost unless the amortized cost value does not approximate market value. Certain debt securities for which daily market quotations are not readily available may be valued, pursuant to guidelines established by the Board of Trustees, with reference to debt securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued.

  When a Portfolio writes a put or call option, the amount of the premium is included in the Portfolio's assets and an equal amount is included in its liabilities. The liability thereafter is adjusted to the current market value of the option. The premium paid for an option purchased by the Portfolio is recorded as an asset and subsequently adjusted to market value. The values of futures contracts are based on market prices. Quotations of foreign securities in foreign currency are converted to U.S. dollar equivalents at the prevailing market rates quoted by the custodian on the morning of valuation.

                            PERFORMANCE INFORMATION

  The Fund may, from time to time, include the yield and effective yield of its Money Market Portfolio, the yield of the remaining Portfolios, and the total return of all Portfolios in advertisements, sales literature, or reports to shareholders or prospective investors. Total return information for the Fund will not be advertised or included in sales literature unless accompanied by comparable performance information for a Separate Account to which the Fund offers its shares.

  Current yield for the Money Market Portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular 7-day period, less a pro-rata share of Portfolio expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = [(Base Period Return + 1) 365/7]-1

  For the 7-day period ending June 30, 1995, the current yield of the Money Market Portfolio was 5.45% and the effective yield of the Portfolio was 5.60%.

  Quotations of yield for the remaining Portfolios will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                        (a-b  +1)/6/
                    2[ ------------- -1]
                            cd

  where

    a = dividends and interest earned during the period,

    b = expenses accrued for the period (net of reimbursements),

    c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

    d = the maximum offering price per share on the last day of the period.

  For the 30 day period ended June 30, 1995, the yield of the remaining Portfolios that had commenced operations on or before that date was as
follows:     % for the High Yield Bond Portfolio,     % for the Managed Bond
Portfolio,     % for the Government Securities Portfolio,     % for the Growth
Portfolio,     % for the Growth LT Portfolio,     % for the Multi-Strategy
Portfolio,     % for the Equity Income Portfolio,     % for the Equity
Portfolio,     % for the Bond and Income Portfolio,     % for the
International Portfolio, and     % for the Equity Index Portfolio. The
Aggressive Equity and Emerging Markets Portfolios had not commenced operations as of that date.

  Quotations of average annual total return for a Portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the Portfolio over certain periods that will include a period of one year (or, if less, up to the life of the Portfolio), calculated pursuant to the following formula: P (1 + T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the total return for the period, n = the number of periods, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid.

  For the one year period ended June 30, 1995, the total return for each Portfolio that had commenced operations on or before that date was as follows:
5.07% for the Money Market Portfolio, 12.59% for the High Yield Bond Portfolio, 11.77% for the Managed Bond Portfolio, 11.65% for the Government Securities Portfolio, 11.23% for the Growth Portfolio, 36.35% for the Growth LT Portfolio (which commenced operations on January 4, 1994), 20.84% for the Equity Income Portfolio, 16.57% for the Multi-Strategy Portfolio, 12.53% for the Equity Portfolio, 21.55% for the Bond and Income Portfolio, 9.51% for the International Portfolio, and 25.85% for the Equity Index Portfolio. The Aggressive Equity and Emerging Markets Portfolios had not commenced operations as of that date.

  For the five year period ended June 30, 1995, the average annual total return for each Portfolio that had commenced operations on or before that date was as follows: 4.39% for the Money Market Portfolio, 13.58% for the High Yield Bond Portfolio, 9.88% for the Managed Bond Portfolio, 9.21% for the Government Securities Portfolio, 11.22% for the Growth Portfolio, 9.49% for the Equity Income Portfolio, 9.06% for the Multi-Strategy Portfolio, 10.28% for the Equity Portfolio, 12.64% for the Bond and Income Portfolio, and 4.71% for the International Portfolio. The Equity Index Portfolio did not begin operations until January 30, 1991, and the Growth LT Portfolio did not begin operations until January 4, 1994. The Aggressive Equity and Emerging Markets Portfolios had not commenced operations on June 30, 1995.

  For the ten year period ended June 30, 1995, the average annual total returns for the Equity Portfolio, and Bond and Income Portfolio were 13.03% and 12.07%, respectively.

  Based upon the period from the commencement of Fund operations on January 4, 1988 until June 30, 1995, the average annual total return for each Portfolio, except the Equity Index, Growth LT, Aggressive Equity, Equity, Bond and Income and Emerging Markets Portfolios, was as follows: 5.40% for the Money Market Portfolio, 11.09% for the High Yield Bond Portfolio, 9.76% for the Managed Bond Portfolio, 9.20% for the Government Securities Portfolio, 14.07% for the Growth Portfolio, 11.59% for the Equity Income Portfolio, 10.37% for the Multi-Strategy Portfolio, and 7.83% for the International Portfolio. Based upon the period from the commencement of the Equity Index Portfolio operations on January 30, 1991 until June 30, 1995, the average annual total return for the Equity Index Portfolio was 13.85%. Based upon the period from the commencement of operations of the Growth LT Portfolio on January 4, 1994 until June 30, 1995, the average annual total return for the Growth LT Portfolio was 22.13%. Based upon the period from the commencement of the first full year of operations of the Equity Portfolio and Bond and Income Portfolio on January 1, 1984, the average annual total return for each of these Portfolios was 13.30% and 12.97%, respectively. The Aggressive Equity and Emerging Markets Portfolios had not commenced operations on June 30, 1995.

  The performance results for the Equity Income, Multi-Strategy, and International Portfolios occurred when these Portfolios were advised by different Portfolio Managers. J.P. Morgan Investment began serving as Portfolio Manager to the Equity Income Portfolio and the Multi-Strategy Portfolio and Templeton began serving as Portfolio Manager to the International Portfolio on January 1, 1994. The performance results for the Equity Portfolio and Bond and Income Portfolio are based, in part, on the performance results of the predecessor series of Pacific Corinthian Variable Fund, the assets of which were acquired by the Fund on December 31, 1994.

  Performance information for a Portfolio may be compared, in advertisements, sales literature, and reports to shareholders to: (i) the Standard & Poor's 500 Stock Index ("S&P 500"), the Dow Jones Industrial Average ("DJIA"), for the Money Market Portfolio, Donoghue Money Market Institutional Averages; for those Portfolios with investments in fixed income securities, the Lehman Brothers Government Corporate Index; for the Government Securities Portfolio, the Lehman Brothers Government Bond Index; for the High Yield Bond Portfolio, the Salomon High Yield Bond Indexes; for the International Portfolio, Morgan Stanley Capital International's EAFE Index, which represents the stock markets of Europe, Australia, and the Far East; for the Emerging Markets Fund, the Morgan Stanley Capital International Emerging Markets Free Index; or other unmanaged indexes, so that investors may compare a Portfolio's results with those of a group of unmanaged securities widely regarded by investors as representative of the securities markets in general; (ii) other groups of mutual funds tracked by Lipper Analytical Services, a widely used independent research firm which ranks mutual funds by overall performance, investment objectives, and assets, or tracked by other services, companies, publications, or persons who rank mutual funds on overall performance or other criteria; and
(iii) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the Portfolio. Unmanaged indexes may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

  Quotations of yield or total return for the Fund will not take into account charges and deductions against any Separate Accounts to which the Fund shares are sold or charges and deductions against the Contracts issued or administered by Pacific Mutual or Pacific Corinthian. The Portfolio's yield and total return should not be compared with mutual funds that sell their shares directly to the public since the figures provided do not reflect charges against the Separate Accounts or the Contracts. Performance information for any Portfolio reflects only the performance of a hypothetical investment in the Portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the Portfolio's investment objectives and policies, characteristics and quality of the portfolios and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                   TAXATION

  Each Portfolio intends to qualify annually and to elect to be treated as a regulated investment company under the Internal Revenue Code of 1986 (the "Code").

  To qualify as a regulated investment company, each Portfolio generally must, among other things:(i) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans, and gains from the sale or other disposition of stock, securities or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; (ii) derive in each taxable year less than 30% of its gross income from the sale or other disposition of certain assets held less than three months including stocks, securities, and certain foreign currencies, futures, options, and forward contracts; (iii) diversify its holdings so that, at the end of each quarter of the taxable year, (a) at least 50% of the market value of the Portfolio's assets is represented by cash, U.S. Government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for the purposes of this calculation to an amount not greater than 5% of the value of the Portfolio's total assets and 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies); and (iv) distribute at least 90% of its investment company taxable income (which includes, among other items, dividends, interest, and net short-term capital gains in excess of any net long-term capital losses) each taxable year.

  As a regulated investment company, a Portfolio generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gains (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Portfolio intends to distribute to its shareholders, at least annually, substantially all of its investment company taxable income and any net capital gains. In addition, amounts not distributed by a Portfolio on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax. To avoid the tax, a Portfolio must distribute (or be deemed to have distributed) during each calendar year, (i) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (ii) at least 98% of its capital gains in excess of its capital losses for the twelve month period ending on October 31 of the calendar year (adjusted for certain ordinary losses), and (iii) all ordinary income and capital gains for previous years that were not distributed during such years. To avoid application of the excise tax, each Portfolio intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the calendar year if it is declared by a Portfolio during October, November, or December of that year to shareholders of record on a date in such a month and paid by the Portfolio during January of the following calendar year. Such distributions will be taxable to shareholders (the Separate Accounts) for the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

  If a Portfolio invests in shares of a foreign investment company, the Portfolio may be subject to U.S. federal income tax on a portion of an "excess distribution" from, or of the gain from the sale of part or all of the shares in, such company. In addition, an interest charge may be imposed with respect to deferred taxes arising from such distributions or gains.

  Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Portfolio accrues income or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time that Portfolio actually collects such receivables or pays such liabilities generally are treated as ordinary income or ordinary loss. Similarly, on disposition of debt securities denominated in a foreign currency and on disposition of certain futures contracts, forward contracts, and options, gains or losses attributable to fluctuations in the value of foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. These gains or losses, referred to under the Code as "Section 988" gains or losses, may increase or decrease the amount of a Portfolio's investment company taxable income to be distributed to its shareholders as ordinary income.

  The Treasury Department announced that it would issue future regulations or rulings addressing the circumstances in which a variable contract owner's control of the investments of a separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner's gross income. It is not known what standards will be set forth in the regulations or rulings.

  In the event that the rules or regulations are adopted there can be no assurance that the Portfolios will be able to operate as currently described in the Prospectus, or that the Trust will not have to change any Portfolio's investment objective or investment policies. While each Portfolio's investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the Trustees have reserved the right to modify the investment policies of the Portfolios as necessary to prevent any such prospective rules and regulations from causing the contract owners to be considered the owners of the shares of the Portfolio's underlying the Separate Accounts.

DISTRIBUTIONS

  Distributions of any investment company taxable income (which includes among other items, dividends, interest, and any net realized short-term capital gains in excess of net realized long-term capital losses) are treated as ordinary income for tax purposes in the hands of the shareholder (Separate Account). Net capital gains (the excess of any net long-term capital gains over net short-term capital losses) will, to the extent distributed, be treated as long-term capital gains in the hands of a Separate Account regardless of the length of time a Separate Account may have held the shares.

HEDGING TRANSACTIONS

  The 30% limitation and the diversification requirements applicable to a Portfolio's assets may limit the extent to which a Portfolio will be able to engage in transactions in options, futures contracts, or forward contracts.

                               OTHER INFORMATION

CONCENTRATION POLICY

  Under each Portfolio's investment restrictions, a Portfolio may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto). For purposes of complying with this restriction, the Fund, in consultation with its Portfolio Managers, utilizes its own industry classifications.

CAPITALIZATION

  The Fund is a Massachusetts business trust established under a Declaration of Trust dated May 4, 1987. The capitalization of the Fund consists solely of an unlimited number of shares of beneficial interest with a par value of $0.001 each. The Board of Trustees may establish additional Portfolios (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional Portfolios will not alter the rights of the Fund's shareholders. When issued, shares are fully paid, redeemable, freely transferable, and non-assessable by the Fund. Shares do not have preemptive rights or subscription rights. In liquidation of a Portfolio of the Fund, each shareholder is entitled to receive his pro rata share of the net assets of that Portfolio.

  Expenses incurred by the Equity Index Portfolio and Growth LT Portfolio in connection with the Fund's organization and establishment of those Portfolios and the public offering of the shares of those Portfolios, aggregated approximately $40,358 and $3,952, respectively. These costs have been deferred by the Equity Index and Growth LT Portfolios and are being amortized by it over a period of five years from the beginning of operations of those Portfolios.

VOTING RIGHTS

  Shareholders of the Fund are given certain voting rights. Each share of each Portfolio will be given one vote, unless a different allocation of voting rights is required under applicable law for a mutual fund that is an investment medium for variable insurance products.

  Under the Declaration of Trust, the Fund is not required to hold annual meetings of Fund shareholders to elect Trustees or for other purposes. It is not anticipated that the Fund will hold shareholders' meetings unless required by law or the Declaration of Trust. In this regard, the Fund will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Fund. In addition, the Declaration of Trust provides that the holders of not less than two-thirds of the outstanding shares or other voting interests of the Fund may remove a person serving as Trustee either by declaration in writing or at a meeting called for such purpose. The Trustees are required to call a meeting for the purpose of considering the removal of a person serving as Trustee, if requested in writing to do so by the holders of not less than 10% of the outstanding shares or other voting interests of the Fund. The Fund's shares do not have cumulative voting rights.

CUSTODIAN AND TRANSFER AGENCY AND DIVIDEND DISBURSING SERVICES

  Investors Fiduciary Trust Company ("IFTC") serves as Custodian for assets of the Fund. Pursuant to a sub-custody agreement between IFTC and The Chase Manhattan Bank, N.A. ("Chase"), Chase serves as subcustodian of the Fund for the custody of the foreign securities acquired by the Fund. Under the agreement, Chase may hold the foreign securities at its principal office at One Chase Manhattan Plaza, New York, New York 10081, and at Chase's branches, and subject to approval by the Board of Trustees, at a foreign branch of a qualified U.S. bank, an eligible foreign subcustodian, or an eligible foreign securities depository.

  Pursuant to rules or other exemptions under the 1940 Act, the Fund may maintain foreign securities and cash for the Fund in the custody of certain eligible foreign banks and securities depositories. Selection of these foreign custodial institutions is made by the Board of Trustees, and is reviewed annually, following a consideration of a number of factors, including (but not limited to) the reliability and financial stability of the institution; the ability of the institution to perform capably custodial services for the Fund; the reputation of the institution in its national market; the political and economic stability of the country in which the institution is located; and further risks of potential nationalization or expropriation of Fund assets.

  Pacific Mutual provides dividend disbursing and transfer agency services to the Fund.

FINANCIAL STATEMENTS

  [Updated financial data as of and for the year ended December 31, 1995 will be provided in a post-effective amendment to the Fund's registration statement as a 485(b) filing on or before April 1, 1996, the date of effectiveness of this filing.]

  The financial statements of the Fund as of December 31, 1994, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Annual Report of the Fund dated as of December 31, 1994. The financial statements have been audited by Deloitte & Touche LLP, except for information for the Equity Portfolio and Bond and Income Portfolio for years before 1994, which was audited by other independent public accountants.

  Financial statements of the Fund as of June 30, 1995, including the notes thereto, are incorporated by reference in this Statement of Additional Information from the Semi-Annual Report of the Fund dated as of June 30, 1995. The information set forth in the statement of assets and liabilities as of June 30, 1995 and the statements of operations and changes in net assets for the six month period ended June 30, 1995 is unaudited. The information reflects all adjustments, consisting only of normal recurring adjustments, that, in the opinion of management, are necessary to present fairly the financial position and results of operations of Pacific Select Fund for the period indicated. Results of operations for the period is not necessarily indicative of the results of operations for the full year.

INDEPENDENT ACCOUNTANTS

  Deloitte & Touche LLP serves as the independent public accountants for the Fund. Deloitte & Touche LLP provides audit services and assistance and consultation in connection with Securities and Exchange Commission filings. The address of Deloitte & Touche LLP is 695 Town Center Drive, Suite 1200, Costa Mesa, California 92626.

COUNSEL

  Dechert Price & Rhoads, 1500 K Street, N.W., Suite 500, Washington, D.C. 20005, passes upon certain legal matters in connection with the shares offered by the Fund and also acts as outside counsel to the Fund.

REGISTRATION STATEMENT

  This Statement of Additional Information and the Prospectus do not contain all the information included in the Fund's Registration Statement filed with the SEC under the Securities Act of 1933 with respect to the securities offered hereby, certain portions of which have been omitted pursuant to the rules and regulations of the SEC. The Registration Statement, including the exhibits filed therewith, may be examined at the offices of the SEC in Washington, D.C.

  Statements contained herein and in the Prospectus as to the contents of any contract or other documents referred to are not necessarily complete, and, in each instance, reference is made to the copy of such contract or other documents filed as an exhibit to the Registration Statement, each such statement being qualified in all respects by such reference.

                              PACIFIC SELECT FUND

Part C:  OTHER INFORMATION

         Item 24.  Financial Statements and Exhibits
                   ---------------------------------

                   (a)  Financial Statements

                   Part A:
                   Financial Highlights

                   Part B.


                   The following audited financial statements are incorporated by reference in Part B from the Annual and Semi-Annual Reports of the Fund dated as of December 31, 1994 and June 30, 1995, respectively;

                       (1) Statements of Assets and Liabilities
                       (2) Statements of Operations
                       (3) Statements of Changes in Net Assets
                       (4) Notes to Financial Statements
                       (5) Financial Highlights
                       (6) Portfolio of Investments


                       [Financial Statements as of and for the years ended December 31, 1995 and 1994 will be provided in a post-effective amendment to the Fund's registration statement as a 485(b) filing on or before April 1, 1996, the date of effectiveness of this filing.]

                  (b)  Exhibits

                       (1)(a) Agreement and Declaration of Trust*

                       (1)(b) Establishment and Designation of Shares of
                              Beneficial Interest in the Equity Index Series*


                       (2)    By-Laws of Registrant*
                       (3)    Not Applicable
                       (4)    Instruments Defining Rights of Holders of
                              Securities*

                       (5)(a) Investment Advisory Agreement*

                       (5)(b) Portfolio Management Agreement - Capital Guardian
                              Trust Company*

                       (5)(c) Portfolio Management Agreement - Bankers Trust
                              Company*

                       (5)(d) Portfolio Management Agreement - J.P. Morgan
                              Investment Management Inc.*

                       (5)(e) Portfolio Management Agreement - Janus Capital
                              Corporation*

                       (5)(f) Portfolio Management Agreement - Templeton
                              Investment Counsel, Inc.*

                       (5)(g) Portfolio Management Agreement - Greenwich Street
                              Advisors*

                       (5)(h) Transfer and Assumption Agreement - Greenwich
                              Street Advisors*

                       (5)(i) Portfolio Management Agreement - Pacific Investment Management Company*

                       (5)(j) Portfolio Management Agreement - Blairlogie Capital Management*

                       (5)(k) Portfolio Management Agreement - Columbus Circle Investors*

                       (6)(a)  Distribution Agreement*

                       (7)     Not Applicable

                       (8)(a)  Custodian Agreement*

                       (9)(a)  Agency Agreement*

                       (9)(b)  Participation Agreement*

                       (9)(c) Participation Agreement with Pacific Corinthian Life Insurance Company*

                       (9)(d)  Agreement for Support Services

                       (10)    Opinion and Consent of Counsel*
                       (11)    Accountant's Consent
                       (12)(a) Annual Report - December 31, 1994**
                       (12)(b) Semi-Annual Report - June 30, 1995***
                       (13)    Not Applicable
                       (14)    Not Applicable
                       (15)    Not Applicable

                       (16)    Performance Quotation Computations*

                       (17)    Financial Data Schedules - June 30, 1995*

------------

* Included in Registrant's Form Type N1A/A, Accession No. 0000898430-95-002463 filed on November 22, 1995 and incorporated by reference herein.

** Included in Registrant's Post-Effective Amendment No. 15 to the Registration Statement (File No. 33-13954) filed on March 2, 1995 and incorporated by reference herein.

*** Included in Registrant's Suspended Form Type N-30D, Accession
    No. 0000898430-95-001724 filed on August 28, 1995 and incorporated by reference herein.

Item  25.  Persons Controlled by or Under Common Control with Registrant

          -------------------------------------------------------------

     Pacific Mutual Life Insurance Company, on its own behalf and on behalf of its Separate Account A, Pacific Select Variable Annuity, Pacific Select Exec, Pacific COLI, and Pacific Select Separate Accounts ("Separate Accounts"), and its affiliate, Pacific Corinthian Life Insurance Company on behalf of its Pacific Corinthian Variable Account ("Separate Account") owns all of the outstanding shares of the Series of Registrant. Pacific Mutual Life Insurance Company will vote fund shares in accordance with instructions received from Policy Owners having interests in the Variable Accounts of its Separate Accounts, and Pacific Corinthian Life Insurance Company will vote fund shares in accordance with instructions received from Policy Owners having interests in the Variable Accounts of its Separate Account.

Item 26.  Numbers of Holders of Securities
          --------------------------------

     Pacific Mutual Life Insurance Company, on its own behalf and on behalf of its Separate Account A, Pacific Select, Pacific Select Variable Annuity, Pacific Select Exec and Pacific COLI Separate Accounts, and its affiliate Pacific Corinthian Life Insurance Company on behalf of its Pacific Corinthian Variable Account are the sole record owners of securities registered pursuant to this registration statement.

Item 27.  Indemnification
          ---------------

     Reference is made to Article V of the Registrant's Declaration of Trust.

     Insofar as indemnification for liabilities arising under the Securities Act of 1933 ("Act") may be permitted to trustees, officers and controlling persons of the Registrant by the Registrant pursuant to the Declaration of Trust or otherwise, the Registrant is aware that in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Act and, therefore, is unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by trustees, officers or controlling persons of the Registrant in connection with the successful defense of any act, suit or proceeding) is asserted by such trustees, officers or controlling persons in connection with the shares being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issues.

Item 28.  Business and Other Connections of Investment Adviser
          ----------------------------------------------------

     Each investment adviser, and the trustees or directors and officers of each investment adviser and their business and other connections are as follows:

Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Pacific Mutual                                                     Insurance Company



Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Pacific Mutual              Thomas C. Sutton          Director, Chairman of the Board and Chief
                                                      Executive Officer of Pacific Mutual Life
                                                      Insurance Company, January, 1990 to
                                                      present; Director of Pacific Corinthian
                                                      Life Insurance Company; Director of: Cadence
                                                      Capital Management Corporation, Mutual
                                                      Service Corporation, NFJ Investment
                                                      Group, Inc., Pacific Equities Network,
                                                      Pacific Financial Asset Management
                                                      Corporation, Pacific Investment Management
                                                      Company, Pacific Mutual Realty Finance,
                                                      Inc., PM Group Life Insurance Co.; PM
                                                      Realty Advisors, Inc.; Director of
                                                      Newhall Land & Farming; The Edison Company

Pacific Mutual              Harry G. Bubb             Director and Chairman Emeritus of Pacific
                                                      Mutual Life Insurance Company, January
                                                      1990 to present

Pacific Mutual              Richard M. Ferry          Director of Pacific Mutual Life Insurance
                                                      Company, 1986 to present; Chairman of:
                                                      Korn/Ferry International; Avery Dennison
                                                      Corporation; ConAm Management; First
                                                      Business Bank; Northwestern Restaurants,
                                                      Inc.; Dole Food Company; Mullin
                                                      Consulting Inc.

Pacific Mutual              Donald E. Guinn           Director of Pacific Mutual Life Insurance
                                                      Company, 1984 to present; Chairman
                                                      Emeritus and Director of: Pacific Telesis
                                                      Group; The Dial Corporation; Bank of
                                                      America NT&SA; Bank America Corporation


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Pacific Mutual              Ignacio E. Lozano, Jr.    Director of Pacific Mutual Life Insurance
                                                      Company, March 1988 to present;
                                                      Chairman and Editor-in-Chief of La
                                                      Opinion; Director of: BankAmerica
                                                      Corporation; Bank of America NT&SA;
                                                      Pacific Enterprises; The Walt Disney
                                                      Company

Pacific Mutual              Charles A. Lynch          Director of Pacific Mutual Life Insurance
                                                      Company, 1985 to present; Chairman and
                                                      CEO of Fresh Choice, Inc.; Director of:
                                                      Nordstrom, Inc.; PST Vans, Inc., SRI
                                                      International, Inc.

Pacific Mutual              Allen W. Mathies, Jr.,    Director of Pacific Mutual Life Insurance
                            M.D.                      Company, 1985 to present; President
                                                      Emeritus of Huntington Memorial
                                                      Hospital; Director of: Occidental College;
                                                      Huntington Memorial Hospital

Pacific Mutual              Charles D. Miller         Director of Pacific Mutual Life Insurance
                                                      Company, 1986 to present; Chairman,
                                                      Chief Executive Officer and Director of
                                                      Avery Dennison Corporation; Director of:
                                                      Great Western Financial Corporation;
                                                      Nationwide Health Properties, Inc.;
                                                      Southern California Edison Company

Pacific Mutual              Donn B. Miller            Director of Pacific Mutual Life Insurance
                                                      Company, 1977 to present; President,
                                                      Chief Executive Officer and Director of
                                                      Pearson-Sibert Oil Co. of Texas; Director
                                                      of: Automobile Club of Southern
                                                      California; The Irvine Company, St.
                                                      John's Hospital & Health Center
                                                      Foundation; Former Senior Partner with
                                                      the law firm of O'Melveny & Meyers

Pacific Mutual              J. Fernando Niebla        Director of Pacific Mutual Life Insurance
                                                      Company, 1995 to present; Chairman and
                                                      CEO of Infotec Development, Inc.; Director
                                                      of: Infotec Development, Inc., Center for
                                                      Occupational Research and Development;
                                                      Bank of California; California Commission on
                                                      Science and Technology; Defense Policy
                                                      Advisory Commission on Trade


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Pacific Mutual              Susan Westerberg Prager   Director of Pacific Mutual Life Insurance
                                                      Company, 1979 to present; Dean of the
                                                      UCLA School of Law at the University of
                                                      California at Los Angeles; Director of
                                                      Lucille Salter Packard Children's Hospital
                                                      of Stanford

Pacific Mutual              James R. Ukropina         Director of Pacific Mutual Life Insurance
                                                      Company, January 1989 to present;
                                                      Partner with the law firm of O'Melveney
                                                      & Meyers; Former Chairman and Chief
                                                      Executive Officer of Pacific Enterprises;
                                                      Director of Lockheed Martin Corporation

Pacific Mutual              Raymond L. Watson         Director of Pacific Mutual Life Insurance
                                                      Company, 1975 to present; Vice Chairman
                                                      and Director of: The Irvine Company; The
                                                      Walt Disney Company; The Mitchell
                                                      Energy and Development Company; Irvine
                                                      Apartment Communities, Inc.

Pacific Mutual              Glenn S. Schafer          Director and President of Pacific Mutual
                                                      Life Insurance Company, January 1995 to
                                                      present; Executive Vice President and
                                                      Chief Financial Officer of Pacific Mutual
                                                      Life Insurance Company, April 1991 to
                                                      January 1995; Director of Pacific Equities
                                                      Network, April 1989 to present; Past
                                                      President, Chief Executive Officer, Chief
                                                      Financial Officer, Treasurer and Director
                                                      of Pacific Equities Network; PM Group Life
                                                      Insurance Company and Pacific Corinthian
                                                      Life Insurance Company; and similar
                                                      positions with various affiliated companies
                                                      of Pacific Mutual Life Insurance Company

Pacific Mutual              Richard M. Rosenberg      Director of Pacific Mutual Life Insurance
                                                      Company, 1995 to present; Chairman BankAmerica
                                                      Corporation; Director of: Airborne Express
                                                      Corporation; BankAmerica Corporation;
                                                      Northop Grumman Corporation; Pacific Telesis
                                                      Group; Potlatch Corporation


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Pacific Mutual              David R. Carmichael       Senior Vice President and General Counsel
                                                      of Pacific Mutual Life Insurance
                                                      Company, April 1992 to present; Director
                                                      of Pacific Corinthian Life Insurance
                                                      Company and PM Group Life Insurance
                                                      Company; Director of Association of
                                                      California Life Insurance Companies

Pacific Mutual              Audrey L. Milfs           Vice President and Corporate Secretary of
                                                      Pacific Mutual Life Insurance Company,
                                                      March 1991 to present; Secretary to all
                                                      affiliated companies of Pacific Mutual Life
                                                      Insurance Company; 1981 to present

Pacific Mutual              Edward R. Byrd            Vice President and Controller of Pacific
                                                      Mutual Life Insurance Company, June
                                                      1992 to present

Pacific Mutual              Khanh T. Tran             Vice President and Treasurer and
                                                      Treasurer of Pacific Mutual Life Insurance
                                                      Company, November 1991 to present;
                                                      Treasurer to several affiliated companies
                                                      of Pacific Mutual, 1990 to present

Pacific Investment                                    Investment Advisor
 Management
 Company
 ("PIMCO")

PIMCO                       George C. Allan           Vice President, PIMCO

PIMCO                       Tamara J. Arnold          Vice President, PIMCO

PIMCO                       Leslie A. Barbi           Vice President, PIMCO

PIMCO                       William R. Benz           Executive Vice President, PIMCO

PIMCO                       John B. Brynjolfsson      Vice President, PIMCO

PIMCO                       Robert W. Burns           Vice President, PIMCO Funds

PIMCO                       Charles M. Daniels III    Executive Vice President, PIMCO

PIMCO                       Anita Dunn                Vice President, PIMCO

PIMCO                       David H. Edington         Managing Director, PIMCO


Name of Adviser            Name of Individual                Business and Other Connections
----------------------   -----------------------      --------------------------------------------
PIMCO                    Benjamin A. Ehlert           Executive Vice President, PIMCO

PIMCO                    Bob Ettl                     Vice President, PIMCO

PIMCO                    William H. Gross, CFA        Managing Director and Director, PIMCO

PIMCO                    John L. Hague                Managing Director, PIMCO

PIMCO                    Gordon C. Hally, CIC         Executive Vice President, PIMCO

PIMCO                    John P. Hardaway             Vice President, PIMCO Funds

PIMCO                    Brent R. Harris, CFA         Managing Director, PIMCO

PIMCO                    Douglas M. Hodge, CFA        Vice President, PIMCO

PIMCO                    Brent L. Holden, CFA         Executive Vice President, PIMCO

PIMCO                    Dwight F. Holloway, Jr.      Vice President, PIMCO

PIMCO                    Jane T. Howe, CFA            Vice President, PIMCO

PIMCO                    Margaret E. Isberg           Executive Vice President, PIMCO

PIMCO                    John S. Loftus, CFA          Executive Vice President, PIMCO

PIMCO                    Dean S. Meiling, CFA         Managing Director, PIMCO

PIMCO                    James F. Muzzy, CFA          Managing Director, PIMCO

PIMCO                    William F. Podlich III       Managing Director, PIMCO

PIMCO                    William C. Powers            Managing Director, PIMCO

PIMCO                    Frank B. Rabinovitch         Managing Director, PIMCO

PIMCO                    Edward P. Rennie, CFA, CFP   Vice President, PIMCO

PIMCO                    Jeff M. Sargent              Vice President, PIMCO

PIMCO                    Ernest L. Schmider           Vice President, Chief Administrative and
                                                      Legal Officer, PIMCO

PIMCO                    Leland T. Scholey, CFA       Vice President, PIMCO

PIMCO                    William S. Thompson,         Chief Executive Officer and Managing
                         Jr.                          Director, PIMCO

PIMCO                    Benjamin L. Trosky, CFA      Executive Vice President, PIMCO


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
PIMCO                       James G. Ward             Vice President, PIMCO

PIMCO                       Ram Willner               Vice President, PIMCO

PIMCO                       Kristen M. Wilsey, CFA    Vice President, PIMCO

PIMCO                       George H. Wood            Vice President, PIMCO

Capital Guardian Trust                                Investment Advisor
 Company

Capital Guardian Trust      Richard C. Barker         Chairman of the Board, Capital Guardian
 Company                                              Trust Company and Capital International
                                                      Limited; Senior Vice President and
                                                      Director, Capital Management Services;
                                                      Director, The Capital Group Companies,
                                                      Inc. and Capital Group International, Inc.

Capital Guardian Trust      Michael D. Beckman        Senior Vice President, Treasurer and
 Company                                              Director, Capital Guardian Trust
                                                      Company; Director, Capital Guardian
                                                      Trust Company of Nevada

Capital Guardian Trust      Fred R. Betts             Senior Vice President, Capital Guardian
 Company                                              Trust Company

Capital Guardian Trust      Larry Paul                Director of Capital Guardian Trust
 Company                    Clemmensen                Company, American Funds Distributors,
                                                      Inc. and American Funds Service
                                                      Company; Executive Vice President,
                                                      Director, and President, The Capital
                                                      Group Companies, Inc.; Senior Vice
                                                      President and Director, Capital Research
                                                      and Management Company; Senior Vice
                                                      President and Treasurer, Capital Income
                                                      Builder, Inc. and Capital World Growth
                                                      & Income Fund, Inc.


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   ----------------------------------------------
 Capital Guardian Trust     David I. Fisher           Chairman of the Board, The Capital Group
 Company                                              Companies, Inc. and Capital International
                                                      S.A.; Vice Chairman of the Board, Capital
                                                      Guardian Trust Company, Capital International
                                                      Limited, Emerging Markets Growth
                                                      Fund, Inc., and Capital International
                                                      K.K.; President and Director, Capital
                                                      Group International, Inc., Capital
                                                      International, Inc. and Capital
                                                      International Limited (Bermuda);
                                                      President and Principal Executive
                                                      Officer, New World Investment Fund;
                                                      Director, Capital Group Research, Inc.,
                                                      Capital Research International, Global
                                                      Capital Management Limited, New
                                                      Perspective Fund, Inc. and EuroPacific
                                                      Growth Fund, Inc.

Capital Guardian Trust      William H. Hurt           Senior Vice President and Director,
 Company                                              Capital Guardian Trust Company;
                                                      Chairman of the Board, Capital Guardian
                                                      Trust Company of Nevada and Capital
                                                      Strategy Research, Inc.; Director, The
                                                      Capital Group Companies, Inc.

Capital Guardian Trust      Robert G. Kirby           Director, Capital Guardian Trust
 Company                                              Company; Senior Partner, The Capital
                                                      Group Partners L.P.

Capital Guardian Trust      Nancy J. Kyle             Senior Vice President and Director,
 Company                                              Capital Guardian Trust Company

Capital Guardian Trust      Karen L. Larson           Director, Capital Guardian Trust
 Company                                              Company; President, Director, and
                                                      Director of Research, Capital Guardian
                                                      Research Company

Capital Guardian Trust      D. James Martin           Director, Capital Guardian Trust
 Company                                              Company; Senior Vice President and
                                                      Director, Capital Guardian Research
                                                      Company


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
 Capital Guardian Trust     John R. McIlwraith        Senior Vice President and Director,
 Company                                              Capital Guardian Trust Company; Senior
                                                      Vice President and Director, Capital
                                                      International Limited

Capital Guardian Trust      James R. Mulally          Senior Vice President and Director,
 Company                                              Capital Guardian Trust Company; Senior
                                                      Vice President, Capital International
                                                      Limited; Director, Capital Guardian
                                                      Research Company

Capital Guardian Trust      Robert V. Pennington      Senior Vice President, Capital Guardian
 Company                                              Trust Company; President, Capital
                                                      Guardian Trust Company of Nevada

Capital Guardian Trust      Jason M. Pilalas          Director, Capital Guardian Trust
 Company                                              Company; Senior Vice President and
                                                      Director, Capital Guardian Research
                                                      Company

Capital Guardian Trust      Merlin E. Robertson       Senior Vice President, Capital Guardian
 Company                                              Trust Company

Capital Guardian Trust      Robert Ronus              President, Capital Guardian Trust
 Company                                              Company; Chairman, Capital Research
                                                      International and Capital Guardian
                                                      Research Company; Senior Vice
                                                      President, Capital International Limited
                                                      and Capital International S.A.; Director,
                                                      Capital Group International, Inc., Capital
                                                      International, Inc., Capital International
                                                      Fund, and Nomura Capital International
                                                      Equity Fund.

Capital Guardian Trust      Theodore Samuels          Senior Vice President and Director,
 Company                                              Capital Guardian Trust Company;
                                                      Director, Capital Guardian Research
                                                      Company

Capital Guardian Trust      John H. Seiter            Executive Vice President and Director,
 Company                                              Capital Guardian Trust Company; Senior
                                                      Vice President, Capital Group
                                                      International, Inc.

Capital Guardian Trust      Robert L. Spare           Senior Vice President, Capital Guardian
 Company                                              Trust Company


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
 Capital Guardian Trust     Eugene P. Stein           Executive Vice President and Director,
 Company                                              Capital Guardian Trust Company;
                                                      Director, Capital Guardian Research
                                                      Company

Capital Guardian Trust      Douglas M. Urban          Senior Vice President and Director,
 Company                                              Capital Guardian Trust Company

Capital Guardian Trust      Edus H. Warren, Jr.       Senior Vice President and Director,
 Company                                              Capital Guardian Trust Company


J.P. Morgan                                           Investment Adviser
 Investment
 Management Inc.

J.P. Morgan                 Keith M. Schappert        President, Director and Managing
 Investment                                           Director, J.P. Morgan Investment
 Management Inc.                                      Management Inc.

J.P. Morgan                 William L. Cobb, Jr.      Vice Chairman, Director and Managing
 Investment                                           Director, J.P. Morgan Investment
 Management Inc.                                      Management Inc.

J.P. Morgan                 Michael R. Granito        Director and Managing Director
 Investment
 Management Inc.

J.P. Morgan                 Cary Nicholas Potter      Chairman of the Board, J.P. Morgan
 Investment                                           Investment Management Inc.
 Management Inc.

J.P. Morgan                 Kenneth W. Anderson       Director and Managing Director J.P.
 Investment                                           Morgan Investment Management Inc.
 Management Inc.

J.P. Morgan                 Robert A. Anselmi         Director, Managing Director and
 Investment                                           Secretary J.P. Morgan Investment
 Management Inc.                                      Management Inc.

J.P. Morgan                 David L. Brigham          Director and Managing Director, J.P.
 Investment                                           Morgan Investment Management Inc.
 Management Inc.

J.P. Morgan                 Jean L. Brunel            Director, Morgan Guaranty Trust
 Investment                                           Company of New York
 Management Inc.


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
 J.P. Morgan                Thomas M. Luddy           Director and Managing Director, J.P.
 Investment                                           Morgan Investment Management Inc.
 Management Inc.

J.P. Morgan                 Michael E. Patterson      Director, J.P. Morgan & Company Inc.
 Investment
 Management Inc.

J.P. Morgan                 M. Steven Soltis          Director and Managing Director, J.P.
 Investment                                           Morgan Investment Management Inc.
 Management Inc.

J.P. Morgan                 John R. Thomas            Director, J.P. Morgan Trust Bank Ltd.
 Investment
 Management Inc.


Janus Capital                                         Investment Advisor
 Corporation

Janus Capital               Thomas H. Bailey          President, Director and Chairman of the
 Corporation                                          Board 1978 to present, Chief Executive
                                                      Officer 1994 to present

Janus Capital               James P. Craig, III       Director April 1995 to present, Vice
 Corporation                                          President and Chief Investment Officer,
                                                      June 1995 to present

Janus Capital               Michael E. Herman         Director, 1984 to present
 Corporation

Janus Capital               Thomas A. McDonnell       Director, 1990 to present
 Corporation

Janus Capital               Michael Stolper           Director, 1984 to present
 Corporation

Janus Capital               Mark B. Whiston           Vice President and Chief Marketing
 Corporation                                          Officer, June 1995 to present

Janus Capital               Marjorie G. Hurd          Vice President, June 1995 to present
 Corporation

Janus Capital               David C. Tucker           Vice President and General Counsel,
 Corporation                                          1990 to present, Secretary, 1993 to
                                                      present, Chief Compliance Officer 1994
                                                      to present


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
 Janus Capital              Steven R. Goodbarn        Treasurer, 1992 to present, Vice
 Corporation                                          President, June 1995 to present

Templeton Investment                                  Investment Advisor
 Counsel, Inc.

Templeton Investment        Charles E. Johnson        Chairman of the Board; Director of
 Counsel, Inc.                                        Franklin; Director of various Templeton
                                                      Funds

Templeton Investment        Martin L. Flanagan        Executive Vice President and Director;
 Counsel, Inc.                                        Senior Vice President, Treasurer and
                                                      Chief Financial Officer of Franklin; Vice
                                                      President of various Templeton funds

Templeton Investment        Gregory E. McGowan        Executive Vice President and Director
 Counsel, Inc.

Templeton Investment        Howard J. Leonard         Senior Vice President; Portfolio Manager
 Counsel, Inc.

Templeton Investment        Gary P. Motyl             Executive Vice President and Director;
 Counsel, Inc.                                        Portfolio Manager

Templeton Investment        James E. Chaney           Senior Vice President; Portfolio Manager
 Counsel, Inc.

Templeton Investment        Donald F. Reed            President and Director
 Counsel, Inc.

Templeton Investment        Samuel J. Forester, Jr.   President of Templeton Global Bond
 Counsel, Inc.                                        Managers Division

Templeton Investment        Douglas R. Lempereur      Senior Vice President of Templeton
 Counsel, Inc.                                        Global Bond Managers Division;
                                                      Director of Fixed-Income Research

Templeton Investment        Wesley E. Freeman         Senior Vice President; Director of
 Counsel, Inc.                                        Institutional Business Development

Templeton Investment        Neil S. Devlin            Executive Vice President, Portfolio
 Counsel, Inc.                                        Manager and Chief Investment Officer of
                                                      Templeton Global Bond Managers
                                                      Division


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
 Templeton Investment       Michael J. Corcoran       Vice President and Controller
 Counsel, Inc.

Templeton Investment        Elizabeth M. Knoblock     Senior Vice President, Secretary and
 Counsel, Inc.                                        General Counsel

Bankers Trust                                         Trust Company
 Company ("Bankers
 Trust")


Bankers Trust               George B. Beitzel         Director of Bankers Trust and Bankers
                                                      Trust New York Corporation

Bankers Trust               William R. Howell         Director of Bankers Trust and Bankers
                                                      Trust New York Corporation

Bankers Trust               Jon M. Huntsman           Director of Bankers Trust and Bankers
                                                      Trust New York Corporation

Bankers Trust               Vernon E. Jordan, Jr.     Director of Bankers Trust and Bankers
                                                      Trust New York Corporation

Bankers Trust               Hamish Maxwell            Director of Bankers Trust and Bankers
                                                      Trust New York Corporation

Bankers Trust               N.J. Nicholas, Jr.        Director of Bankers Trust and Bankers
                                                      Trust New York Corporation

Bankers Trust               Russell E. Palmer         Director of Bankers Trust and Bankers
                                                      Trust New York Corporation

Bankers Trust               Charles S. Sanford, Jr.   Chairman of the Board of Bankers Trust
                                                      and Bankers Trust New York
                                                      Corporation

Bankers Trust               Frank N. Newman           President of Bankers Trust and Bankers
                                                      Trust New York Corporation

Bankers Trust               Patricia Carry Stewart    Director of Bankers Trust and Bankers
                                                      Trust New York Corporation

Bankers Trust               Phillip A. Griffiths      Director of Bankers Trust and Bankers
                                                      Trust New York Corporation


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Bankers Trust               George J. Vojta           Vice Chairman of the Board of Bankers
                                                      Trust and Bankers Trust New York
                                                      Corporation


Smith Barney Mutual                                   Investment Advisor
 Funds Management
 Inc., ("SBMFM"),
 through its Greenwich
 Street Advisors
 Division

SBMFM                       Jessica Bibliowicz        Chief Executive Officer of SBMFM,
                                                      Executive Vice President of Smith
                                                      Barney Inc.

SBMFM                       Heath B. McLendon         President of SBMFM, Managing
                                                      Director of Smith Barney Inc.

SBMFM                       Lewis E. Daidone          Director and Senior Vice President of
                                                      SBMFM, Managing Director of Smith
                                                      Barney Inc.

SBMFM                       A. George Saks            Director of SBMFM, Managing
                                                      Director, Secretary and General Counsel
                                                      of Smith Barney Inc.

SBMFM                       Michael J. Day            Treasurer of SBMFM, Managing
                                                      Director of Smith Barney Inc.

SBMFM                       Christina T. Sydor        General Counsel and Secretary of
                                                      SBMFM, Managing Director of Smith
                                                      Barney Inc.

SBMFM                       Thomas M. Reynolds        Assistant Secretary of SBMFM, Director
                                                      of Smith Barney Inc.

SBMFM                       Nancy W. LeDonne          Associate General Counsel of SBMFM,
                                                      Vice President of Smith Barney Inc.

SBMFM                       Irving P. David           Assistant Treasurer of SBMFM, Vice
                                                      President of Smith Barney Inc. in the
                                                      Asset Management Division

SBMFM                       Anthony Pace              Assistant Secretary of SBMFM in the
                                                      Asset Management Division; Vice
                                                      President of Smith Barney Inc. in the
                                                      Asset Management Division


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
SBMFM                       Malcolm Van Arsdale       Vice President of SBMFM in the Asset
                                                      Management Division; Vice President of
                                                      Smith Barney Inc. in the Asset
                                                      Management Division

SBMFM                       Bruce D. Sargent          Director and Vice President of SBMFM,
                                                      Managing Director of Smith Barney Inc.

SBMFM                       Sureshkumar R. Patel      Assistant Treasurer of SBMFM, Director
                                                      of Smith Barney Inc.

SBMFM                       James Conahan             Controller of SBMFM, Senior Vice
                                                      President and Assistant Controller of
                                                      Smith Barney Inc.

SBMFM                       Lee D. Augsburger         Deputy General Counsel of SBMFM,
                                                      Director of Smith Barney Inc.

SBMFM                       Caren Cunningham          Associate General Counsel of SBMFM,
                                                      Vice President of Smith Barney Inc.

SBMFM                       Robert Vegliante          Associate General Counsel of SBMFM,
                                                      Vice President of Smith Barney Inc.

SBMFM                       Mary Marsden-Cochran      Associate General Counsel of SBMFM,
                                                      Vice President of Smith Barney Inc.

SBMFM                       Michael Kocur             Assistant General Counsel of SBMFM,
                                                      Vice President of Smith Barney Inc.

SBMFM                       E. Thomas Mathews         Assistant Vice President of SBMFM

SBMFM                       Donald G. Robinson        Assistant Vice President of SBMFM

SBMFM                       Donald T. Marchesiello    Assistant Vice President of SBMFM

Blairlogie Capital                                    Investment Advisor
 Management
 ("Blairlogie")

Blairlogie                  Gavin Dobson              Managing Director, Chief Executive
                                                      Officer and Limited Partner, Blairlogie
                                                      Capital Management

Blairlogie                  James Smith               Managing Director, Chief Investment
                                                      Officer and Limited Partner, Blairlogie
                                                      Capital Management

Blairlogie                  Robert Stephens           Managing Director, Chief Financial
                                                      Officer and Limited Partner, Blairlogie
                                                      Capital Management


Name of Adviser               Name of Individual             Business and Other Connections
-------------------------   -----------------------   --------------------------------------------
Columbus Circle                                       Investment Advisor
 Investors ("CCI")

CCI                         Irwin F. Smith            Managing Director, Chairman and Chief
                                                      Executive Officer, Columbus Circle
                                                      Investors

CCI                         Donald A. Chiboucas       Managing Director, Columbus Circle
                                                      Investors

CCI                         Daniel S. Pickert         Managing Director, Columbus Circle
                                                      Investors

CCI                         Amy Mae Hogan             Managing Director, Columbus Circle
                                                      Investors

CCI                         Robert W. Fehrmann        Managing Director, Columbus Circle
                                                      Investors

CCI                         Louis P. Celentano        Managing Director, Columbus Circle
                                                      Investors

Item 29.  Principal Underwriters
          ----------------------

         (a) Pacific Equities Network ("PEN") member, NASD & SIPC serves as Distributor of Shares of Pacific Select Fund. PEN is an indirect, wholly-owned subsidiary of Pacific Mutual.

         (b)


Name and Principal****      Positions and Offices       Positions and Offices
Business Address            with Underwriter            with Registrant
-------------------------   -------------------------   ---------------------
Kathy R. Gough              Assistant Vice              None
                            President,
                            Compliance

Marc S. Franklin            Vice President,             None
                            Annuities Development

Don M. Ward                 Vice President,             None
                            Marketing

Audrey L. Milfs             Secretary                   Secretary

Edward R. Byrd              Chief Financial Officer,    None
                            Treasurer and Director


Name and Principal****      Positions and Offices        Positions and Offices
Business Address            with Underwriter             with Registrant
-------------------------   ---------------------------  ---------------------
Gerald W. Robinson          President, CEO and Director  None

Glenn S. Schafer            Director                     None

Thomas C. Sutton            Director                     Trustee

Item 30.  Location of Accounts and Records
          --------------------------------

     The accounts, books and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and the rules under that section will be maintained by Pacific Mutual at 700 Newport Center Drive, Newport Beach, California 92660.

Item 31.  Management Services
          -------------------

     Not applicable

Item 32.  Undertakings
          ------------

     The registrant hereby undertakes:

     (a)  Not applicable
     (b)  Not applicable
     (c) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of Registrant's latest annual report to shareholders upon request and without charge.


-----------------

**** Principal business address for all individuals listed is 700 Newport Center Drive, Newport Beach, California 92660

                                  SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Post-Effective Amendment No. 17 to the Registration Statement to be signed on its behalf by the undersigned thereunto duly authorized, in the City of Newport Beach, and State of California, on this 1st day of February, 1996.

                                          PACIFIC SELECT FUND


                                          By:
                                             __________________________________
                                                    Thomas C. Sutton*
                                                        President

*By: /s/  Diane N. Ledger
  _______________________________
        Diane N. Ledger
      as attorney-in-fact

                                  SIGNATURES


  Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 17 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:

             SIGNATURE                           TITLE                    DATE
             ---------                           -----                    ----

                                     Chairman and President                   , 1996
____________________________________  (Chief Executive Officer)     ----------
          Thomas C. Sutton*

                                     Vice President and Treasurer             , 1996
____________________________________  (Senior Vice President)       ----------
           Marilee Roller*

                                     Trustee                                  , 1996
____________________________________                                ----------
         Richard L. Nelson*

                                     Trustee                                  , 1996
____________________________________                                ----------
          Lyman W. Porter*

                                     Trustee                                  , 1996
____________________________________                                ----------
           Alan Richards*


* By:   /s/ DAVID R. CARMICHAEL                                     February 1, 1996
____________________________________                                ----------------
        David R. Carmichael
        as attorney-in-fact


(Powers of Attorney are contained in Registrant's Form Type N1A/A, Accession No. 0000898430-95-002463 filed on November 22, 1995)